UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

John Hancock
MUTUAL FUNDS

John Hancock
Rainier Growth Fund

Annual Report
3.31.11

A look at performance

Total returns for the period ended March 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)

	1-year	5-year	10-year	1-year	5-year	10-year

Class A1	10.64	1.22	3.45	10.64	6.23	40.36

Class B1	10.47	0.84	2.78	10.47	4.30	31.57

Class C1	14.47	1.23	2.78	14.47	6.30	31.57

Class I1,2	16.93	2.62	4.32	16.93	13.82	52.61

Class R1[1,2]	15.96	1.63	3.19	15.96	8.41	36.89

Class R3[1,2]	16.09	1.74	3.30	16.09	8.99	38.32

Class R4[1,2]	16.43	2.04	3.61	16.43	10.65	42.55

Class R5[1,2]	16.78	2.35	3.92	16.78	12.30	46.86

Class T1,2	10.42	0.63	2.78	10.42	3.20	31.60

Class AdV [1,2]	16.60	2.36	4.06	16.60	12.38	48.82

Class NAV [1,2]	17.00	2.70	4.41	17.00	14.23	53.94

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A and Class T shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, R1, R3, R4, R5, ADV and NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 7-31-11 for Classes A, B, C, R1, R3, R4, R5, T and ADV. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Classes I and NAV the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R3	Class R4	Class R5	Class T	Class ADV	Class NAV
Net (%)	1.35	2.10	2.10	0.89	1.69	1.59	1.29	0.99	1.40	1.14	0.80
Gross (%)	1.39	2.15	2.27	0.89	13.21	12.58	12.23	11.87	1.43	1.41	0.80

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

6	Rainier Growth Fund | Annual report

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Rainier Growth Fund1 for the share classes and periods indicated, assuming all dividends were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

	Class B1,4	Class C1,4	Class I1,2	Class R1[1,2]	Class R3[1,2]	Class R4[1,2]	Class R5[1,2]	Class T1,2	Class ADV[1,2]	Class NAV[1,2]

Began	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01

NAV	$13,157	$13,157	$15,261	$13,689	$13,832	$14,255	$14,686	$13,853	$14,882	$15,394

POP	$13,157	$13,157	$15,261	$13,689	$13,832	$14,255	$14,686	$13,160	$14,882	$15,394

Index 1	$13,428	$13,428	$13,428	$13,428	$13,428	$13,428	$13,428	$13,428	$13,428	$13,428

Index 2	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828

Russell 1000 growth index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

S&P 500 index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 On 4-25-08, through a reorganization, the Fund acquired all of the assets of the Rainier Large Cap Growth Equity Portfolio (the Predecessor Fund). On that date, the Predecessor Fund offered its original share class and institutional share class in exchange for Class A and Class I shares, respectively, of John Hancock Rainier Growth Fund. Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 Class R5, Class ADV and Class NAV shares of John Hancock Rainier Growth Fund were first offered on 4-28-08. The Predecessor Fund’s original share class returns have been recalculated to reflect the gross fees and expenses of Class A shares. The returns prior to 4-28-08 are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV and Class NAV shares, respectively. Class T shares were first offered 10-6-08; the returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class T shares.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

4 The contingent deferred sales charge, if any, is not applicable.

Annual report | Rainier Growth Fund	7

Management’s discussion of

Fund performance

By Rainier Investment Management, Inc.

The market surprised investors by posting strong gains for the year ended March 31, 2011. The start of the period was rocky last spring as the European debt crisis, anemic economic growth and the possibility of a double-dip recession heightened investor fears. But then, equities began a sharp and sustained rebound in the fall after the Federal Reserve announced another initiative to help stimulate the economy. Stronger economic data, good corporate earnings news and growing evidence that the recovery was taking hold in early 2011 helped the market withstand unexpected shocks from political unrest in the Middle East and Africa and a devastating earthquake and tsunami in Japan.

For the year ended March 31, 2011, John Hancock Rainier Growth Fund’s Class A shares returned 16.44% at net asset value. The Fund’s performance was roughly in line with the average 16.77% advance of its peer group, the Morningstar, Inc. large-cap growth fund category, but lagged the 18.26% return of its benchmark, the Russell 1000 Growth Index. The Fund underperformed the index because of slight deviations in sector weightings which in aggregate hurt performance. Stock selection, which focused on companies with above-average earnings growth and reasonable stock valuations, was helpful.

Producer durables (industrials) had the biggest positive impact on results versus the index, largely because of very strong stock selection in a sector that posted strong gains as the economy recovered. Winners included Cummins, Inc. and Deere & Company. Financial services detracted the most from relative results, largely because of weak stock selection. The sector was one of the year’s worst performers due to pressures from both financial regulatory reform and litigation. Consumer staples also cost us some ground, including an ill-timed investment in Anheuser-Busch InBev NV. Energy overall had little impact on performance versus the index, but accounted for some of the year’s best and worst stock contributors. Standouts included Concho Resources, Inc., an oil company buoyed by a sharp rise in oil prices and Halliburton Company, a worldwide oil services company. In contrast, the Fund did not own ExxonMobil Corp., an integrated energy company that was a large index component. This lack of exposure hampered results versus the index, as rising oil prices lifted the stock.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Rainier Growth Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,165.70	$6.75

Class B	1,000.00	1,160.50	11.31

Class C	1,000.00	1,160.50	11.31

Class I	1,000.00	1,168.00	4.65

Class R1	1,000.00	1,163.50	9.12

Class R3	1,000.00	1,164.10	8.58

Class R4	1,000.00	1,166.20	6.97

Class R5	1,000.00	1,167.20	5.35

Class T	1,000.00	1,165.50	7.13

Class ADV	1,000.00	1,166.70	6.16

Class NAV	1,000.00	1,168.70	4.27

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Rainier Growth Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.70	$6.29

Class B	1,000.00	1,014.50	10.55

Class C	1,000.00	1,014.50	10.55

Class I	1,000.00	1,020.60	4.33

Class R1	1,000.00	1,016.50	8.50

Class R3	1,000.00	1,017.00	8.00

Class R4	1,000.00	1,018.50	6.49

Class R5	1,000.00	1,020.00	4.99

Class T	1,000.00	1,018.30	6.64

Class ADV	1,000.00	1,019.20	5.74

Class NAV	1,000.00	1,021.00	3.98

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 2.10%, 2.10%, 0.86%, 1.69%, 1.59%, 1.29%, 0.99%, 1.32%, 1.14% and 0.79% for Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class T, Class ADV and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Rainier Growth Fund | Annual report

Portfolio summary

Top 10 Holdings (27.8% of Net Assets on 3-31-11)[1]

Apple, Inc.	5.7%	Amazon.com, Inc.	2.4%

Deere & Company	3.6%	QUALCOMM, Inc.	2.2%

Oracle Corp.	2.8%	Precision Castparts Corp.	2.0%

Google, Inc., Class A	2.7%	EMC Corp.	1.9%

Schlumberger, Ltd.	2.6%	National Oilwell Varco, Inc.	1.9%

Sector Composition[2,3]

Information Technology	29%	Consumer Staples	6%

Industrials	16%	Materials	6%

Consumer Discretionary	16%	Financials	5%

Energy	10%	Telecommunication Services	1%

Health Care	10%	Short-Term Investments & Other	1%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of net assets on 3-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Rainier Growth Fund	11

Fund’s investments

As of 3-31-11

	Shares	Value
Common Stocks 98.51%	$1,597,133,556

(Cost $1,244,648,649)

Consumer Discretionary 15.56%		252,215,408

Auto Components 0.89%

TRW Automotive Holdings Corp. (I)	262,350	14,450,232

Automobiles 1.39%

Ford Motor Company (I)	1,505,030	22,439,997

Hotels, Restaurants & Leisure 3.05%

Las Vegas Sands Corp. (I)	183,470	7,746,103

Marriott International, Inc., Class A (L)	620,480	22,076,678

McDonald’s Corp.	257,555	19,597,360

Internet & Catalog Retail 3.91%

Amazon.com, Inc. (I)	218,970	39,443,066

Netflix, Inc. (I)	28,860	6,849,344

priceline.com, Inc. (I)	33,740	17,087,286

Media 1.46%

The Walt Disney Company	550,620	23,726,216

Multiline Retail 1.98%

Kohl’s Corp.	272,330	14,444,383

Target Corp.	353,550	17,681,036

Specialty Retail 1.68%

Limited Brands, Inc.	539,350	17,733,828

Tiffany & Company	153,460	9,428,582

Textiles, Apparel & Luxury Goods 1.20%

NIKE, Inc., Class B	257,745	19,511,297

Consumer Staples 5.76%		93,287,504

Beverages 4.69%

Anheuser-Busch InBev NV, ADR (L)	357,990	20,466,288

Coca-Cola Enterprises, Inc.	592,550	16,176,615

Hansen Natural Corp. (I)	255,990	15,418,278

The Coca-Cola Company	360,190	23,898,607

Food & Staples Retailing 1.07%

Costco Wholesale Corp.	236,330	17,327,716

12	Rainier Growth Fund | Annual report	See notes to financial statements

	Shares	Value
Energy 10.06%		$163,148,557

Energy Equipment & Services 5.51%

Halliburton Company	340,730	16,981,983

National Oilwell Varco, Inc.	381,620	30,251,017

Schlumberger, Ltd.	452,070	42,160,048

Oil, Gas & Consumable Fuels 4.55%

Concho Resources, Inc. (I)	258,680	27,756,364

Noble Energy, Inc.	180,710	17,465,622

Pioneer Natural Resources Company	279,960	28,533,523

Financials 5.46%		88,582,540

Capital Markets 3.82%

BlackRock, Inc.	46,980	9,443,450

Franklin Resources, Inc.	96,605	12,083,353

T. Rowe Price Group, Inc.	422,800	28,082,376

The Charles Schwab Corp.	685,370	12,357,221

Consumer Finance 0.66%

American Express Company	236,340	10,682,568

Diversified Financial Services 0.98%

IntercontinentalExchange, Inc. (I)	128,975	15,933,572

Health Care 10.00%		162,154,630

Biotechnology 1.12%

Alexion Pharmaceuticals, Inc. (I)(L)	80,940	7,987,159

Celgene Corp. (I)	177,355	10,203,233

Health Care Equipment & Supplies 0.88%

Intuitive Surgical, Inc. (I)(L)	42,780	14,265,419

Health Care Providers & Services 2.52%

AmerisourceBergen Corp.	420,210	16,623,508

Express Scripts, Inc. (I)	289,020	16,072,402

HCA Holdings, Inc. (I)	238,420	8,075,285

Health Care Technology 0.68%

SXC Health Solutions Corp. (I)	201,390	11,036,172

Life Sciences Tools & Services 1.28%

Agilent Technologies, Inc. (I)	464,780	20,812,848

Pharmaceuticals 3.52%

Allergan, Inc.	259,265	18,413,000

Perrigo Company	170,590	13,565,317

Shire PLC, ADR (L)	182,360	15,883,556

Teva Pharmaceutical Industries, Ltd., SADR (L)	183,710	9,216,731

Industrials 15.77%		255,629,495

Aerospace & Defense 2.03%

Precision Castparts Corp.	223,210	32,852,048

Air Freight & Logistics 1.20%

Expeditors International of Washington, Inc. (L)	388,270	19,467,858

See notes to financial statements	Annual report | Rainier Growth Fund	13

	Shares	Value
Electrical Equipment 3.95%

AMETEK, Inc.	384,330	$16,860,557

Emerson Electric Company	298,750	17,455,963

Rockwell Automation, Inc. (L)	313,880	29,708,742

Machinery 7.40%

Cummins, Inc.	179,920	19,722,830

Deere & Company	597,710	57,912,122

Joy Global, Inc.	170,090	16,806,593

PACCAR, Inc. (L)	489,120	25,605,432

Road & Rail 1.19%

CSX Corp.	244,750	19,237,350

Information Technology 28.77%		466,499,699

Communications Equipment 4.36%

BancTec, Inc. (I)(R)	197,026	837,361

F5 Networks, Inc. (I)	98,880	10,142,122

Juniper Networks, Inc. (I)	573,905	24,149,922

QUALCOMM, Inc.	648,020	35,530,937

Computers & Peripherals 9.58%

Apple, Inc. (I)	263,850	91,938,533

EMC Corp. (I)	1,148,735	30,498,914

Hewlett-Packard Company (I)	608,650	24,936,391

NetApp, Inc. (I)	163,450	7,875,021

Electronic Equipment, Instruments & Components 0.57%

Corning, Inc.	446,940	9,220,372

Internet Software & Services 2.68%

Google, Inc., Class A (I)	74,270	43,537,817

IT Services 2.09%

Cognizant Technology Solutions Corp., Class A (I)	194,310	15,816,834

Visa, Inc., Class A	246,475	18,145,490

Semiconductors & Semiconductor Equipment 1.80%

Broadcom Corp., Class A	505,475	19,905,606

Marvell Technology Group, Ltd. (I)	599,360	9,320,048

Software 7.69%

Autodesk, Inc. (I)	326,920	14,420,441

Check Point Software Technologies, Ltd. (I)(L)	514,710	26,275,946

Citrix Systems, Inc. (I)	167,850	12,330,261

Intuit, Inc. (I)	277,250	14,721,975

Oracle Corp.	1,376,750	45,942,148

Salesforce.com, Inc. (I)	82,000	10,953,560

Materials 5.65%		91,636,536

Chemicals 3.63%

E.I. du Pont de Nemours & Company	345,370	18,984,989

FMC Corp.	194,035	16,479,393

Potash Corp. of Saskatchewan, Inc.	397,050	23,398,157

Metals & Mining 2.02%

Goldcorp, Inc.	324,650	16,167,570

Walter Energy, Inc.	122,620	16,606,427

14	Rainier Growth Fund | Annual report	See notes to financial statements

		Shares	Value
Telecommunication Services 1.48%			$23,979,187

Wireless Telecommunication Services 1.48%

American Tower Corp., Class A (I)		462,740	23,979,187

	Yield (%)	Shares	Value
Securities Lending Collateral 4.57%			$74,026,931

(Cost $74,024,767)

John Hancock Collateral Investment Trust (W)	0.2867 (Y)	7,397,589	74,026,931

		Par value	Value

Short-Term Investments 0.70%			$11,417,000

(Cost $11,417,000)

Repurchase Agreement 0.70%			11,417,000
Repurchase Agreement with State Street Corp. dated 3-31-11 at
0.010% to be repurchased at $11,417,003 on 4-1-11,
collateralized by $11,575,000 Federal National Mortgage Association,
2.000% due 7-14-14 (valued at $11,647,344, including interest)		$11,417,000	11,417,000

Total investments (Cost $1,330,090,416)† 103.78%		$1,682,577,487

Other assets and liabilities, net (3.78%)			($61,250,700)

Total net assets 100.00%		$1,621,326,787

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 3-31-11.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

			Value as a percentage of	Value as of
Issuer, description	Acquisition date	Acquisition cost	Fund’s net assets	3-31-11

BancTec, Inc.	6-20-07	$4,728,640	0.05%	$837,361
common stock

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,339,605,356. Net unrealized appreciation aggregated $342,972,131, of which $353,676,944 related to appreciated investment securities and $10,704,813 related to depreciated investment securities.

See notes to financial statements	Annual report | Rainier Growth Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 3-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,256,065,649)
including $72,389,264 of securities loaned (Note 2)	$1,608,550,556
Investments in affiliated issuers, at value (Cost $74,024,767) (Note 2)	74,026,931

Total investments, at value (Cost $1,330,090,416)	1,682,577,487
Cash	225
Receivable for investments sold	26,458,735
Receivable for fund shares sold	878,902
Dividends and interest receivable	900,619
Receivable for securities lending income	15,583
Other receivables and prepaid expenses	199,867

Total assets	1,711,031,418

Liabilities

Payable for investments purchased	13,459,806
Payable for fund shares repurchased	1,762,831
Payable upon return of securities loaned (Note 2)	74,068,784
Payable to affiliates
Accounting and legal services fees	31,137
Transfer agent fees	182,223
Distribution and service fees	36
Trustees’ fees	74,933
Due to adviser	6,602
Other liabilities and accrued expenses	118,279

Total liabilities	89,704,631

Net assets

Capital paid-in	$1,692,989,418
Accumulated distributions in excess of net investment income	(54,521)
Accumulated net realized loss on investments	(424,095,725)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	352,487,615

Net assets	$1,621,326,787

16	Rainier Growth Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($412,625,344 ÷ 19,353,612 shares)	$21.32
Class B ($30,533,831 ÷ 1,460,622 shares)[1]	$20.90
Class C ($21,719,132 ÷ 1,039,031 shares)[1]	$20.90
Class I ($237,080,154 ÷ 10,969,174 shares)	$21.61
Class R1 ($229,983 ÷ 10,881 shares)	$21.14
Class R3 ($94,427 ÷ 4,452 shares)	$21.21
Class R4 ($95,259 ÷ 4,452 shares)	$21.40
Class R5 ($96,100 ÷ 4,458 shares)	$21.56
Class T ($83,287,050 ÷ 3,928,928 shares)	$21.20
Class ADV ($22,221,215 ÷ 1,034,229 shares)	$21.49
Class NAV ($813,344,292 ÷ 37,605,910 shares)	$21.63

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$22.44
Class T (net asset value per share ÷ 95%)[2]	$22.32

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Rainier Growth Fund	17

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 3-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$13,884,344
Securities lending	168,498
Interest	66,383
Less foreign taxes withheld	(17,833)

Total investment income	14,101,392

Expenses

Investment management fees (Note 4)	10,927,738
Distribution and service fees (Note 4)	1,768,176
Accounting and legal services fees (Note 4)	216,689
Transfer agent fees (Note 4)	1,388,801
Trustees’ fees (Note 4)	109,825
State registration fees (Note 4)	156,809
Printing and postage (Note 4)	82,266
Professional fees	180,404
Custodian fees	197,394
Registration and filing fees	27,270
Other	53,356

Total expenses	15,108,728
Less expense reductions (Note 4)	(114,970)

Net expenses	14,993,758

Net investment loss	(892,366)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	130,661,700
Investments in affiliated issuers	(35,592)
130,626,108
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	102,957,897
Investments in affiliated issuers	4,179
Translation of assets and liabilities in foreign currencies	314
102,962,390

Net realized and unrealized gain	233,588,498

Increase in net assets from operations	$232,696,132

18	Rainier Growth Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	3-31-11	3-31-10
Increase (decrease) in net assets

From operations
Net investment income (loss)	($892,366)	$837,443
Net realized gain (loss)	130,626,108	(35,593,479)
Change in net unrealized appreciation (depreciation)	102,962,390	446,159,707

Increase in net assets resulting from operations	232,696,132	411,403,671

Distributions to shareholders
From net investment income
Class I	(217,850)	(8,940)
Class R5	(41)	(1)
Class NAV	(907,978)	(33,551)

Total distributions	(1,125,869)	(42,492)

From Fund share transactions (Note 5)	(72,729,494)	194,788,353

Total increase	158,840,769	606,149,532

Net assets

Beginning of year	1,462,486,018	856,336,486

End of year	$1,621,326,787	$1,462,486,018

Undistributed (accumulated distributions in excess of) net
investment income	($54,521)	$791,607

See notes to financial statements	Annual report | Rainier Growth Fund	19

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	3-31-11	3-31-10	3-31-09[1]	3-31-08[2]	3-31-07[2]

Per share operating performance

Net asset value, beginning of year	$18.31	$12.84	$20.91	$20.44	$19.07
Net investment loss	(0.06)[3]	(0.03)[3]	(0.01)[3]	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	3.07	5.50	(8.06)	0.49	1.41
Total from investment operations	3.01	5.47	(8.07)	0.47	1.37
Net asset value, end of year	$21.32	$18.31	$12.84	$20.91	$20.44
Total return (%)[4]	16.44	42.60[5]	(38.59)[5]	2.30[5]	7.18[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$413	$384	$193	$164	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.45	1.47	1.17[6]	1.30
Expenses net of fee waivers	1.30	1.38	1.18	1.19[6]	1.19
Expenses net of fee waivers and credits	1.30	1.34	1.18	1.19[6]	1.19
Net investment loss	(0.33)	(0.18)	(0.04)	(0.27)	(0.38)
Portfolio turnover (%)	90	102	101	86	101

1 After the close of business on 4-25-08, holders of Original Shares of the former Rainier Large Cap Growth Equity
Portfolio (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of John
Hancock Rainier Growth Fund. These shares were first offered on 4-28-08. Additionally, the accounting and performance history of the Original Shares of the Predecessor Fund was redesignated as that of John Hancock
Rainier Growth Fund Class A.
2 Audited by previous independent registered public accounting firm.
3 Based on the average daily shares outstanding.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Prior to the reorganization (see Note 7), the Fund was subject to a contractual expense reimbursement and recoupment plan.

CLASS B SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.10	$12.79	$22.46
Net investment loss[2]	(0.21)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	3.01	5.46	(9.58)
Total from investment operations	2.80	5.31	(9.67)
Net asset value, end of year	$20.90	$18.10	$12.79
Total return (%)[3,4]	15.47	41.52	(43.05)[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$31	$37	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	2.13	2.45	2.82[6]
Expenses net of fee waivers	2.10	2.11	2.05[6]
Expenses net of fee waivers and credits	2.10	2.09	2.04[6]
Net investment loss	(1.13)	(0.94)	(0.75)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class B shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

20	Rainier Growth Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.10	$12.79	$22.46
Net investment loss[2]	(0.21)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	3.01	5.46	(9.58)
Total from investment operations	2.80	5.31	(9.67)
Net asset value, end of year	$20.90	$18.10	$12.79
Total return (%)[3,4]	15.47	41.52	(43.05)[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$22	$24	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	2.16	2.34	2.82[6]
Expenses net of fee waivers	2.10	2.21	2.05[6]
Expenses net of fee waivers and credits	2.10	2.09	2.04[6]
Net investment loss	(1.13)	(0.93)	(0.77)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class C shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

CLASS I SHARES Period ended	3-31-11	3-31-10	3-31-09[1]	3-31-08[2]	3-31-07[2,3]

Per share operating performance

Net asset value, beginning of year	$18.50	$12.92	$20.98	$20.44	$20.94
Net investment income[4]	0.02	0.04	0.04	—[5]	—[5]
Net realized and unrealized gain (loss) on investments	3.11	5.54	(8.09)	0.54	(0.50)
Total from investment operations	3.13	5.58	(8.05)	0.54	(0.50)
Less distributions
From net investment income	(0.02)	—[5]	(0.01)	—	—
Net asset value, end of year	$21.61	$18.50	$12.92	$20.98	$20.44
Total return (%)	16.93	43.20	(38.36)	2.64	(2.39)[6,7]

Ratios and supplemental data

Net assets, end of year (in millions)	$237	$208	$133	$136	$537
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.90	0.86	0.92[8]	1.00[9]
Expenses net of fee waivers	0.86	0.90	0.86	0.94[8]	0.94[9]
Expenses net of fee waivers and credits	0.86	0.90	0.86	0.94[8]	0.94[9]
Net investment income (loss)	0.10	0.26	0.22	(0.02)	0.15[9]
Portfolio turnover (%)	90	102	101	86	101[10]

1 After the close of business on 4-25-08, holders of Institutional Shares of the former Rainier Large Cap Growth
Equity Portfolio (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of
John Hancock Rainier Growth Fund. These shares were first offered on 4-28-08. Additionally, the accounting and performance history of the Institutional Shares of the Predecessor Fund was redesignated as that of John Hancock
Rainier Growth Fund Class I.
2 Audited by previous independent registered public accounting firm.
3 The inception date for Class I shares is 2-20-07.
4 Based on the average daily shares outstanding.
5 Less than ($0.005) per share.
6 Total returns would have been lower had certain expenses not been reduced during the periods shown.
7 Not annualized.
8 Prior to the reorganization (see Note 7), the Fund was subject to a contractual expense reimbursement and recoupment plan.
9 Annualized.
10 Annualized based on investments held for a full year.

See notes to financial statements	Annual report | Rainier Growth Fund	21

CLASS R1 SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.23	$12.84	$22.46
Net investment loss[2]	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	3.05	5.50	(9.54)
Total from investment operations	2.91	5.39	(9.62)
Net asset value, end of year	$21.14	$18.23	$12.84
Total return (%)[3]	15.96	41.98	(42.83)[4]

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	8.39	13.91	8.70[6]
Expenses net of fee waivers	1.72	1.78	1.64[6]
Expenses net of fee waivers and credits	1.72	1.78	1.64[6]
Net investment loss	(0.75)	(0.65)	(0.50)[6]
Portfolio turnover (%)	90	102	101

1 The inception date for Class R1 shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

CLASS R3 SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.27	$12.85	$22.46
Net investment loss[2]	(0.12)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.06	5.49	(9.55)
Total from investment operations	2.94	5.42	(9.61)
Net asset value, end of year	$21.21	$18.27	$12.85
Total return (%)[3]	16.09	42.18	(42.79)[4]

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.72	13.68	8.57[6]
Expenses net of fee waivers	1.61	1.62	1.54[6]
Expenses net of fee waivers and credits	1.61	1.62	1.54[6]
Net investment loss	(0.64)	(0.46)	(0.40)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class R3 shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

22	Rainier Growth Fund | Annual report	See notes to financial statements

CLASS R4 SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.38	$12.88	$22.46
Net investment loss[2]	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.08	5.53	(9.56)
Total from investment operations	3.02	5.50	(9.58)
Net asset value, end of year	$21.40	$18.38	$12.88
Total return (%)[3]	16.43	42.70	(42.65)[4]

Ratios and supplemental data
Net assets, end of year (in millions)	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.45	13.33	8.26[6]
Expenses net of fee waivers	1.31	1.32	1.24[6]
Expenses net of fee waivers and credits	1.31	1.32	1.24[6]
Net investment loss	(0.34)	(0.16)	(0.10)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class R4 shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

CLASS R5 SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.47	$12.91	$22.46
Net investment income (loss)[2]	(0.02)	0.02	0.03
Net realized and unrealized gain (loss) on investments	3.12	5.54	(9.57)
Total from investment operations	3.10	5.56	(9.54)
Less distributions
From net investment income	(0.01)	—[3]	(0.01)
Net asset value, end of year	$21.56	$18.47	$12.91
Total return (%)[4]	16.78	43.07	(42.48)[5]

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.17	12.97	7.95[7]
Expenses net of fee waivers	1.01	1.02	0.94[7]
Expenses net of fee waivers and credits	1.01	1.02	0.94[7]
Net investment income (loss)	(0.03)	0.14	0.20[7]
Portfolio turnover (%)	90	102	101[8]

1 The inception date for Class R5 shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

See notes to financial statements	Annual report | Rainier Growth Fund	23

CLASS T SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.24	$12.86	$16.59
Net investment loss[2]	(0.09)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	3.05	5.49	(3.68)
Total from investment operations	2.96	5.38	(3.73)
Net asset value, end of year	$21.20	$18.24	$12.86
Total return (%)[3]	16.23	41.84	(22.48)[4,5]

Ratios and supplemental data

Net assets, end of year (in millions)	$83	$83	$72
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.84	2.07[6]
Expenses net of fee waivers	1.47	1.84	1.99[6]
Expenses net of fee waivers and credits	1.47	1.84	1.98[6]
Net investment loss	(0.50)	(0.69)	(0.74)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class T shares is 10-6-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

CLASS ADV SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.43	$12.90	$22.46
Net investment income (loss)[2]	(0.03)	—[3]	(0.01)
Net realized and unrealized gain (loss) on investments	3.09	5.53	(9.55)
Total from investment operations	3.06	5.53	(9.56)
Net asset value, end of year	$21.49	$18.43	$12.90
Total return (%)	16.60[4]	42.87[4]	(42.56)[5]

Ratios and supplemental data

Net assets, end of year (in millions)	$22	$18	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.25	1.14[6]
Expenses net of fee waivers	1.14	1.14	1.14[6]
Expenses net of fee waivers and credits	1.14	1.14	1.14[6]
Net investment income (loss)	(0.17)	0.01	(0.04)[6]
Portfolio turnover (%)	90	102	101[7]

1 The inception date for Class ADV shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

24	Rainier Growth Fund | Annual report	See notes to financial statements

CLASS NAV SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of year	$18.51	$12.91	$22.46
Net investment income[2]	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	3.11	5.55	(9.57)
Total from investment operations	3.14	5.60	(9.53)
Less distributions
From net investment income	(0.02)	—[3]	(0.02)
Net asset value, end of year	$21.63	$18.51	$12.91
Total return (%)	17.00	43.38	(42.44)[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$813	$708	$400
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.82	0.83[5]
Expenses net of fee waivers	0.80	0.82	0.83[5]
Expenses net of fee waivers and credits	0.80	0.82	0.83[5]
Net investment income	0.16	0.33	0.26[5]
Portfolio turnover (%)	90	102	101[6]

1 The inception date for Class NAV shares is 4-28-08.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 4-1-08 to 3-31-09.

See notes to financial statements	Annual report | Rainier Growth Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock Rainier Growth Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to maximize long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class T and Class ADV shares are closed to new investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, printing and postage, transfer agent fees and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase. Effective at the close of business on August 31, 2009, Class R2 converted into Class A and Class R converted into Class R1.

The Fund is the accounting and performance successor of the Rainier Large Cap Growth Equity Portfolio (the Predecessor Fund). On April 28, 2008, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class I shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Rainier Growth Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of March 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 3-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$252,215,408	$252,215,408	—	—
Consumer Staples	93,287,504	93,287,504	—	—
Energy	163,148,557	163,148,557	—	—
Financials	88,582,540	88,582,540	—	—
Health Care	162,154,630	162,154,630	—	—
Industrials	255,629,495	255,629,495	—	—
Information Technology	466,499,699	465,662,338	—	$837,361
Materials	91,636,536	91,636,536	—	—
Telecommunication
Services	23,979,187	23,979,187	—	—
Securities Lending
Collateral	74,026,931	74,026,931	—	—
Short-Term Investments	11,417,000	—	$11,417,000	—

Total Investments in
Securities	$1,682,577,487	$1,670,323,126	$11,417,000	$837,361

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		INFORMATION
INVESTMENTS IN SECURITIES	HEALTH CARE	TECHNOLOGY	TOTAL

Balance as of 3-31-10	$486,050	$1,293,918	$1,779,968
Realized gain (loss)	(745,463)	—	(745,463)
Changed in unrealized appreciation (depreciation)	826,285	(456,557)	369,728
Purchases	—	—	—
Sales	(566,872)	—	(566,872)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 3-31-11	—	$837,361	$837,361
Change in unrealized at year end*	—	(456,557)	(456,557)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Annual report | Rainier Growth Fund	27

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

28	Rainier Growth Fund | Annual report

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, printing and postage, transfer agent fees and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $414,580,785 available to offset future net realized capital gains as of March 31, 2011.

At March 31, 2011, capital loss carryforward available to offset future realized gains is as follows:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MARCH 31

2012	2016	2017	2018

$86,800,122	$25,121,985	$47,871,200	$254,787,478

It is estimated that $81,871,220 of the loss carryforward, which was acquired on October 3, 2008, in a merger with John Hancock Technology Fund, will likely expire unused because of limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least, annually. The tax character of distributions for the years ended March 31, 2011 and March 31, 2010 was as follows:

	MARCH 31, 2011	MARCH 31, 2010

Ordinary Income	$1,125,869	$42,492

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the Fund had no distributable earnings on a tax basis.

Annual report | Rainier Growth Fund	29

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, expiration of capital loss carryforward, wash sale loss deferrals and merger related transactions.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser based on aggregate net assets of the Fund and John Hancock Growth Equity Trust (Growth Equity). Growth Equity is a series of John Hancock Variable Insurance Trust (formerly John Hancock Trust), an affiliate of the Fund, managed by the Adviser. The management fee is equivalent, on an annual basis, to the sum of: (a) 0.750% of the first $3,000,000,000 of the Fund’s aggregate net assets; (b) 0.725% of the next $3,000,000,000; and (c) 0.700% of the Fund’s aggregate net assets in excess of $6,000,000,000. The Adviser has a subadvisory agreement with Rainier Investment Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed to reimburse or limit certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses, shareholder services fees and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The reimbursements and limits are such that these expenses will not exceed 1.35%, 2.10%, 2.10%, 0.94%, 1.69%, 1.59%, 1.29%, 0.99%, 1.40% and 1.14% for Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class T and Class ADV shares, respectively. The expense reimbursements and limits will continue in effect until July 31, 2011. Prior to August 1, 2010, the fee waivers and/or reimbursements were such that the above expenses would not exceed 0.92% for Class I shares. Prior to July 1, 2010, the fee waivers and/or reimbursements were such that the above expenses would not exceed 1.80%, 1.65%, 1.35%, 1.05% and 1.98% for Class R1, Class R3, Class R4, Class R5 and Class T shares, respectively.

30	Rainier Growth Fund | Annual report

Accordingly, these expense reductions amounted to $9,473, $13,980, $12,389, $12,602, $12,712, $12,825 and $40,989 for Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended March 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4, Class T and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class T	0.30%	—
Class ADV	0.25%	—

Currently, only 0.25% is charged to Class A shares for 12b-1 fees.

Sales charges. Class A and Class T shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $125,006 and $40,962, respectively, for the year ended March 31, 2011. Of this amount, $16,146 and $6,189 were retained and used for printing prospectuses, advertising, sales literature and other purposes, $87,527 and $24,195 were paid as sales commissions to broker-dealers and $21,333 and $10,578 were paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser for Class A and Class T shares, respectively.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2011, CDSCs received by the Distributor amounted to $54,175 and $1,193 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. Class NAV shares do

Annual report | Rainier Growth Fund	31

not pay transfer agent fees. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, B, C, R1, R3, R4, R5, T and ADV shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for Class A, B, C, I, R1, R3, R4, R5 and T shares. Class ADV shares were not assessed for these monthly fees.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$953,053	$852,895	$26,843	$45,073
Class B	316,893	85,126	15,060	3,359
Class C	216,119	57,325	14,798	5,950
Class I	—	97,981	27,854	—
Class R1	281	360	13,388	57
Class R3	208	278	13,595	—
Class R4	71	278	13,595	—
Class R5	—	278	13,595	—
Class T	236,158	255,135	3,201	25,115
Class ADV	45,393	39,145	14,880	2,712

Total	$1,768,176	$1,388,801	$156,809	$82,266

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

32	Rainier Growth Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the year ended March 31, 2011 and year ended March 31, 2010 were as follows:

	Year ended 3-31-11		Year ended 3-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,094,419	$57,820,459	4,995,167	$79,987,175
Issued in reorganization (Note 7)	—	—	4,832,192	76,878,774
Exchanged from Class R2	—	—	4,460	69,930
Repurchased	(4,714,525)	(89,251,765)	(3,868,875)	(63,049,457)

Net increase (decrease)	(1,620,106)	($31,431,306)	5,962,944	$93,886,422

Class B shares

Sold	142,985	$2,677,017	153,015	$2,413,612
Issued in reorganization (Note 7)	—	—	916,109	14,459,832
Repurchased	(748,365)	(13,742,006)	(1,145,331)	(18,226,006)

Net decrease	(605,380)	($11,064,989)	(76,207)	($1,352,562)

Class C shares

Sold	52,563	$977,754	81,494	$1,284,710
Issued in reorganization (Note 7)	—	—	373,087	5,888,163
Repurchased	(321,596)	(5,930,646)	(308,528)	(4,923,072)

Net increase (decrease)	(269,033)	($4,952,892)	146,053	$2,249,801

Class I shares

Sold	2,591,470	$49,596,314	3,279,891	$52,265,579
Distributions reinvested	8,647	178,817	416	7,253
Repurchased	(2,889,847)	(53,823,414)	(2,314,726)	(37,707,245)

Net increase (decrease)	(289,730)	($4,048,283)	965,581	$14,565,587

Class R shares

Exchanged for Class R1	—	—	(4,669)	($72,849)

Net decrease	—	—	(4,669)	($72,849)

Class R1 shares

Sold	1,300	$26,275	451	$7,546
Exchanged from Class R	—	—	4,654	72,849
Repurchased	(125)	(2,162)	(3)	(46)

Net increase	1,175	$24,113	5,102	$80,349

Class R2 shares

Exchanged for Class A	—	—	(4,452)	($69,930)

Net decrease	—	—	(4,452)	($69,930)

Class R5 shares

Distributions reinvested	2	$41	—	—

Net increase	2	$41	—	—

Class T shares

Sold	87,219	$1,620,253	143,513	$2,254,141
Repurchased	(707,067)	(13,076,910)	(1,159,979)	(18,515,245)

Net decrease	(619,848)	($11,456,657)	(1,016,466)	($16,261,104)

Annual report | Rainier Growth Fund	33

	Year ended 3-31-11		Year ended 3-31-10
	Shares	Amount	Shares	Amount
Class ADV shares

Sold	410,535	$7,788,383	476,085	$7,145,887
Repurchased	(340,936)	(6,229,450)	(795,118)	(12,194,104)

Net increase (decrease)	69,599	$1,558,933	(319,033)	($5,048,217)

Class NAV shares

Sold	2,133,669	$40,791,972	7,913,853	$117,933,320
Distributions reinvested	43,885	907,978	1,923	33,551
Repurchased	(2,810,046)	(53,058,404)	(650,429)	(11,156,015)

Net increase (decrease)	(632,492)	($11,358,454)	7,265,347	$106,810,856

Net increase (decrease)	(3,965,813)	($72,729,494)	12,924,200	$194,788,353

There were no Fund share transactions for the years ended March 31, 2011 and March 31, 2010 for Class R3 and Class R4 shares.

Affiliates of the Fund owned 82%, 100%, 100%, 100% and 100% of shares of beneficial interest of Class R1, Class R3, Class R4, Class R5 and Class NAV shares, respectively, on March 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $1,288,393,551 and $1,371,217,802, respectively, for the year ended March 31, 2011.

Note 7 — Reorganization

On September 25, 2009, the shareholders of John Hancock Health Sciences Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of John Hancock Rainier Growth Fund (the Acquiring Fund).

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for a representative amount of shares of the Acquiring Fund; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization consolidated the Acquired Fund with a fund with a similar objective and the combined fund is better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 2, 2009.

34	Rainier Growth Fund | Annual report

The following outlines the reorganization:

				SHARES	SHARES
		ACQUIRED NET	DEPRECIATION	REDEEMED	ISSUED		ACQUIRING
		ASSET VALUE OF	OF ACQUIRED	BY THE	BY THE	ACQUIRING FUND	FUND TOTAL NET
ACQUIRING	ACQUIRED	THE ACQUIRED	FUND’S	ACQUIRED	ACQUIRING	NET ASSETS PRIOR	ASSETS AFTER
FUND	FUND	FUND	INVESTMENTS	FUND	FUND	TO COMBINATION	COMBINATION

Rainier	Health	$97,226,769	$412,956	3,813,093	6,121,388	$1,174,437,197	$1,271,663,966
Growth	Sciences
Fund	Fund

Because the combined Fund has been managed as a single integrated Fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations for the year ended March 31, 2010. See Note 5 for capital shares issued in connection with the above referenced reorganization.

Annual report | Rainier Growth Fund	35

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Rainier Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Rainier Growth Fund (the “Fund”) at March 31, 2011, and the results of its operations for the year ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the periods ending on or before March 31, 2008 were audited by another independent registered public accounting firm, whose report dated May 20, 2008 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

36	Rainier Growth Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

Annual report | Rainier Growth Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2006	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Charles L. Ladner,[2] Born: 1938	2006	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

38	Rainier Growth Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2006	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Rainier Growth Fund	39

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2006

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

40	Rainier Growth Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman
Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Rainier Growth Fund	41

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management
James F. Carlin	Services, LLC
William H. Cunningham
Deborah C. Jackson*	Subadviser
Charles L. Ladner, Vice Chairperson*	Rainier Investment Management, Inc.
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

42	Rainier Growth Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Rainier Growth Fund.	3340A 3/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	5/11

John Hancock

Leveraged Companies Fund

Annual Report

3.31.11

John Hancock Leveraged Companies Fund

Management’s discussion of Fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Portfolio of investments	Page 8
Financial statements	Page 12
Financial highlights	Page 15
Notes to financial statements	Page 19
Trustees and Officers	Page 28
More information	Page 36

2

John Hancock Leveraged Companies Fund

Management’s Discussion of Fund Performance

By John Hancock Asset Management (formerly MFC Global Investment Management (U.S.), LLC) 1

The 12 months ended March 31, 2011 included an ongoing rebound by the economy and financial markets, supported by stimulative monetary and fiscal policies. These included the extension of Bush-era tax cuts and the Federal Reserve’s decision to enact a second round of quantitative easing. Against that backdrop, investors continued to reach for risk assets, making for positive returns for stocks and credit-sensitive bonds. For the 12 month period, John Hancock Leveraged Companies Fund’s Class A shares posted a total return of 12.09% at net asset value. That compares with the 24.17% return of the Fund’s benchmark, the Credit Suisse Leveraged Equity Index, the 15.65% return of the broad S&P 500 Index, the 14.18% return of the Bank of America Merrill Lynch U.S. High Yield Master II Index and the 11.97% average return of the moderate allocation funds tracked by Morningstar, Inc.

The Fund managed positive, double-digit gains thanks to significant contributions from a broad range of investments, including stakes in cable, media, finance and auto-related securities. Leading contributions came from holding the stock and convertible bonds of Sirius XM Radio, Inc. and the stock and corporate bonds of Canadian Satellite Radio Holdings, Inc., whose subscriber growth is tied to auto sales. Auto battery and parts makers Exide Technologies, Autoliv, Inc. and Tenneco, Inc. were other leading auto-related contributors. In addition, the stock of paper and packaging company Smurfit-Stone Container Corp. made a key contribution when it became the target of a takeover offer at a significant premium. Charter Communications, Inc., Cablevision Systems Corp. and Time Warner Cable, Inc. were key contributors in the cable and media space.

Two of the largest detractors were airline securities hurt by the effect of $100 a barrel oil -- Delta Air Lines, Inc. and United Continental Holdings, Inc. Nevertheless, we believe our investment thesis for the sector remains intact as airlines continue to benefit from debt reduction, ample liquidity, industry consolidation, cost controls and capacity discipline. These factors have so far allowed the airlines to maintain profitability and pass through fare increases despite modest economic growth and surging oil prices. A number of other detractors were gaming securities hurt by regional economic downturns, including the stocks and convertible securities of Greektown Superholdings, Inc., Mashantucket Western Pequot Tribe and Trump Entertainment Resorts, Inc.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Past performance is no guarantee of future results.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

3

A Look at Performance

Leveraged Companies Fund

For the period ended March 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	Inception[1]	1-year	5-year	10-year	Inception[1]

A	6.46	-	-	9.42	6.46	-	-	30.03

B	6.33	-	-	9.76	6.33	-	-	31.22

C	10.33	-	-	10.61	10.33	-	-	34.22

I2	12.66	-	-	11.78	12.66	-	-	38.40

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 7 31 11. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I

Net (%)	1.35	2.05	2.05	0.89

Gross (%)	10.79	11.50	11.50	9.17

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

4

A look at performance

	Class B	Class C4	Class I2

Began	5-1-08	5-1-08	5-1-08

NAV	$13,422	$13,422	$13,840

POP	$13,122	$13,422	$13,840

Index 1	$9,850	$9,850	$9,850

Index 2	$10,225	$10,225	$10,225

Index 3	$13,739	$13,739	$13,739

Credit Suisse Leveraged Equity Index is an unmanaged market-weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high-yield debt market.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 From 5-1-08.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

4 The contingent deferred sales charge, if any, is not applicable.

Annual report | Leveraged Companies Fund
5

Leveraged Companies Fund
Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (if applicable), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,131.40	$7.17
Class B	1,000.00	1,128.00	10.88
Class C	1,000.00	1,128.00	10.88
Class I	1,000.00	1,135.00	4.74

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.20	$6.79
Class B	1,000.00	1,014.70	10.30
Class C	1,000.00	1,014.70	10.30
Class I	1,000.00	1,020.50	4.48

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.05%, 2.05% and 0.89% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Leveraged Companies Fund
Portfolio Summary

Value as a
percentage of
Top 10 Holdings[1] (55.2% of Net Assets)	Fund's net assets
Delta Air Lines, Inc.	8.8%
Greektown Superholdings, Inc., Series A	7.9%
Exide Technologies	6.5%
Charter Communications, Inc., Class A	6.0%
Sirius XM Radio, Inc.	6.0%
US Airways Group, Inc.	5.4%
United Continental Holdings, Inc.	5.0%
Ford Motor Company (Expiration Date 01/01/2013; Strike Price $9.20)	3.5%
MBIA Insurance Corp. (14.000% to 01/15/2013, then 3 month LIBOR + 11.260%)	3.1%
AMR Corp.	3.0%

Value as a
percentage of
Sector Composition[2]	Fund's net assets
Consumer Discretionary	46%
Industrials	28%
Financials	14%
Materials	3%
Investment Companies	3%
Telecommunication Services	1%
Health Care	1%
Consumer Staples	1%
Securities Lending Collateral & Other	3%

Value as a
percentage of
Portfolio Composition	Fund's net assets
Common Stocks	69%
Preferred Securities	8%
Corporate Bonds	8%
Convertible Bonds	5%
Warrants	4%
Investment Companies	3%
Securities Lending Collateral & Other	3%

1 Cash and cash equivalents are not included in Top 10 Holdings.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

See notes to financial statements

7

Leveraged Companies Fund
As of 3-31-11

	Shares	Value

Common Stocks 69.59%		$1,228,420

(Cost $963,690)

Consumer Discretionary 29.10%		513,748

Auto Components 10.38%
Autoliv, Inc.	150	11,135
Exide Technologies (I)	10,220	114,260
Federal Mogul Corp. (I)	800	19,920
Tenneco, Inc. (I)	894	37,950

Hotels, Restaurants & Leisure 0.90%
Greektown Superholdings, Inc. (I)	92	8,194
Trump Entertainment Resorts, Inc. (I)	260	1,170
Wendy's/Arby's Group, Inc., Class A	1,285	6,464

Media 17.82%
Cablevision Systems Corp., Class A	1,495	51,742
Canadian Satellite Radio Holdings, Inc., Class A (I)	5,900	19,170
Charter Communications, Inc., Class A (I)	2,104	106,526
Madison Square Garden, Inc., Class A (I)	373	10,067
Sirius XM Radio, Inc. (I)	64,006	106,250
SuperMedia, Inc. (I)	91	568
Time Warner Cable, Inc.	285	20,332

Consumer Staples 0.63%		11,133

Food Products 0.63%
Kraft Foods, Inc., Class A	355	11,133

Energy 0.19%		3,335

Oil, Gas & Consumable Fuels 0.19%
Dominion Petroleum, Ltd., GDR (I)	33,000	3,335

Financials 10.79%		190,449

Capital Markets 3.79%
American Capital, Ltd. (I)	560	5,544
Janus Capital Group, Inc.	460	5,736
Knight Capital Group, Inc., Class A (I)	160	2,144
Morgan Stanley	525	14,343
Solar Senior Capital, Ltd. (I)	360	6,707
Tetragon Financial Group, Ltd.	1,365	10,370
The Blackstone Group LP	350	6,258
The Goldman Sachs Group, Inc.	100	15,847

Commercial Banks 0.70%
Wells Fargo & Company	390	12,363

Consumer Finance 0.29%
Discover Financial Services	215	5,186

Diversified Financial Services 3.82%
Bank of America Corp.	3,320	44,256
Citigroup, Inc. (I)	785	3,470
KKR Financial Holdings LLC	2,010	19,678

Insurance 0.20%
American International Group, Inc. (I)	100	3,514

Real Estate Investment Trusts 1.30%
iStar Financial, Inc. (I)	2,500	22,950

See notes to financial statements

8

Leveraged Companies Fund
As of 3-31-11

	Shares	Value
Financials (continued)

Thrifts & Mortgage Finance 0.69%
The PMI Group, Inc. (I)	4,475	$12,083

Health Care 0.67%		11,850

Pharmaceuticals 0.67%
Johnson & Johnson	200	11,850

Industrials 23.70%		418,321

Aerospace & Defense 0.50%
AAR Corp. (I)	315	8,732

Air Freight & Logistics 0.50%
FedEx Corp.	95	8,887

Airlines 21.92%
Delta Air Lines, Inc. (I)	15,843	155,261
Pinnacle Airlines Corp. (I)	8,265	47,524
United Continental Holdings, Inc. (I)(L)	3,840	88,282
US Airways Group, Inc. (I)(L)	11,000	95,810

Building Products 0.17%
USG Corp. (I)	185	3,082

Road & Rail 0.36%
Union Pacific Corp.	65	6,391

Trading Companies & Distributors 0.25%
TAL International Group, Inc.	120	4,352

Information Technology 0.42%		7,354

Software 0.42%
Microsoft Corp.	290	7,354

Materials 3.16%		55,760

Chemicals 2.80%
American Pacific Corp. (I)	6,550	39,824
Huntsman Corp.	550	9,559

Containers & Packaging 0.36%
Smurfit-Stone Container Corp. (I)	165	6,377

Telecommunication Services 0.69%		12,264

Wireless Telecommunication Services 0.69%
Leap Wireless International, Inc. (I)	275	4,260
Sprint Nextel Corp. (I)	1,725	8,004

Utilities 0.24%		4,206

Independent Power Producers & Energy Traders 0.24%
Calpine Corp. (I)	265	4,206

Preferred Securities 8.25%		$145,652

(Cost $164,208)

Consumer Discretionary 8.25%		145,652

Auto Components 0.36%
The Goodyear Tire & Rubber Company, 5.875%	126	6,436

See notes to financial statements
9

Leveraged Companies Fund
As of 3-31-11

			Shares	Value
Consumer Discretionary (continued)

Hotels, Restaurants & Leisure 7.89%
Greektown Superholdings, Inc., Series A (I)			1,563	$139,216

		Maturity	Par value
	Rate (%)	date		Value
Corporate Bonds 7.80%				$137,688

(Cost $160,864)

Consumer Discretionary 3.30%				58,238

Hotels, Restaurants & Leisure 0.68%
Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06/15/15	$100,000	500
Mashantucket Western Pequot Tribe, Series A (H)(S)	8.500	11/15/15	115,000	11,500

Media 2.62%
Canadian Satellite Radio Holdings, Inc.	12.750	02/15/14	45,000	46,238
SuperMedia, Inc., Escrow Certificates (I)	—	11/15/16	115,000	0

Financials 3.12%				55,000

Insurance 3.12%
MBIA Insurance Corp. (14.000% to 01/15/2013, then 3 month
LIBOR + 11.260%) (S)	14.000	01/15/33	100,000	55,000

Industrials 1.38%				24,450

Aerospace & Defense 1.38%
Colt Defense LLC/Colt Finance Corp. (S)	8.750	11/15/17	30,000	24,450

Convertible Bonds 4.78%				$84,420

(Cost $72,898)

Consumer Discretionary 1.80%				31,800

Media 1.80%
XM Satellite Radio, Inc. (S)	7.000	12/01/14	24,000	31,800

Industrials 2.98%				52,620

Airlines 2.98%
AMR Corp.	6.250	10/15/14	50,000	52,620

			Shares	Value

Investment Companies 2.50%				$44,019

(Cost $35,419)

iShares MSCI Japan Index Fund			1,880	19,383
ProShares Ultra Dow 30			315	19,508
ProShares Ultra MSCI Japan			75	5,128

Warrants 3.57%				$63,037

(Cost $66,806)

Consumer Discretionary 3.54%				62,447

Charter Communications, Inc., Class A (Expiration Date: 11/30/2014; Strike Price:
$46.86) (I)			102	1,199
Ford Motor Company (Expiration Date 01/01/2013; Strike Price $9.20) (I)			9,600	61,248

Financials 0.03%				590

American International Group, Inc. (Expiration Date 01/19/2021; Strike Price $45.00) (I)			53	590

See notes to financial statements

10

Leveraged Companies Fund
As of 3-31-11

	Yield	Shares	Value
Securities Lending Collateral 8.02%			$141,510

(Cost $141,514)

John Hancock Collateral Investment Trust (W)	0.2867% (Y)	14,141	141,510

Total investments (Cost $1,605,399)† 104.51%			$1,844,746

Other assets and liabilities, net (4.51%)			($79,590)

Total net assets 100.00%			$1,765,156

The percentage shown for each investment category is the total value that the category as a percentage of the net assets of the Fund.

GDR Global Depositary Receipt

LIBOR London Interbank Offered Rate

MSCI Morgan Stanley Capital International

(H) Non-income producing - Issuer is in default.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 3-31-11.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) The subadviser is an affiliate of the adviser and/or the Fund and represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,612,575. Net unrealized appreciation aggregated $232,171, of which $434,784 related to appreciated investment securities and $202,613 related to depreciated investment securities.

See notes to financial statements

11

Leveraged Companies Fund

Statement of Assets and Liabilities — March 31, 2011

Assets

Investments in unaffiliated issuers, at value
(Cost $1,463,885) including $133,080 of
securities loaned (Note 2)	$1,703,236
Investments in affiliated issuers, at value (Cost
$141,514) (Note 2)	141,510

Total investments, at value (Cost $1,605,399)	1,844,746

Cash	94,588
Dividends and interest receivable	6,821
Receivable for securities lending income	23
Receivable due from adviser	297
Other receivables and prepaid expenses	72

Total assets	1,946,547

Liabilities

Payable for investments purchased	24
Payable upon return of securities loaned (Note
2)	141,500
Payable to affiliates
Accounting and legal services fees	29
Transfer agent fees	353
Trustees' fees	14
Other liabilities and accrued expenses	39,471

Total liabilities	181,391

Net assets

Capital paid-in	$1,539,520
Accumulated undistributed net investment
income	5,336
Accumulated net realized loss on investments
and foreign currency transactions	(19,023)
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	239,323

Net assets	$1,765,156

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($342,402 ÷ 29,307 shares)	$11.68
Class B ($335,489 ÷ 28,802 shares)[1]	$11.65
Class C ($335,473 ÷ 28,803 shares)[1]	$11.65
Class I ($751,792 ÷ 64,221 shares)	$11.71

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.29

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

12

Leveraged Companies Fund

Statement of Operations — For the Year Ended March 31, 2011

Investment income

Interest	$26,272
Dividends	8,191
Securities lending	376
Less foreign taxes withheld	(71)

Total investment income	34,768

Expenses

Investment management fees (Note 5)	10,797
Distribution and service fees (Note 5)	7,338
Accounting and legal services fees (Note 5)	183
Transfer agent fees (Note 5)	1,673
Trustees' fees (Note 5)	167
State registration fees (Note 5)	139
Professional fees	48,843
Custodian fees	16,836
Registration and filing fees	15,495
Other	8,071

Total expenses	109,542

Less expense reductions (Note 5)	(87,681)

Net expenses	21,861

Net investment income	12,907

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(5,038)
Investments in affiliated issuers	29
Foreign currency transactions	(1,788)
(6,797)

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	145,698
Investments in affiliated issuers	2
Translation of assets and liabilities in foreign
currencies	322
146,022

Net realized and unrealized gain	139,225

Increase in net assets from operations	$152,132

See notes to financial statements.

13

Leveraged Companies Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	3-31-11	3-31-10

Increase (decrease) in net assets

From operations
Net investment income	$12,907	$28,945
Net realized gain (loss)	(6,797)	106,434
Change in net unrealized appreciation
(depreciation)	146,022	646,527

Increase in net assets resulting from
operations	152,132	781,906

Distributions to shareholders
From net investment income
Class A	(3,450)	(14,079)
Class B	(1,313)	(12,806)
Class C	(1,312)	(12,807)
Class I	(6,583)	(14,628)
From net realized gain
Class A	(8,144)	(4,304)
Class B	(8,052)	(4,275)
Class C	(8,053)	(4,276)
Class I	(11,545)	(4,316)
Total distributions	(48,452)	(71,491)

From Fund share transactions (Note 6)	319,964	191,393

Total increase	423,644	901,808

Net assets

Beginning of year	1,341,512	439,704

End of year	$1,765,156	$1,341,512

Accumulated undistributed net investment
income	$5,336	$3,732

See notes to financial statements.

14

Leveraged Companies Fund

Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$10.78	$4.19	$10.00
Net investment income[2]	0.12	0.29	0.33
Net realized and unrealized gain (loss) on
investments	1.19	7.00	(5.83)

Total from investment operations	1.31	7.29	(5.50)

Less distributions
From net investment income	(0.12)	(0.54)	(0.31)
From net realized gain	(0.29)	(0.16)	—

Total distributions	(0.41)	(0.70)	(0.31)

Net asset value, end of period	$11.68	$10.78	$4.19

Total return (%)[3,4]	12.09	177.42	(55.97)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$342	$305	$110
Ratios (as a percentage of average net
assets):
Expenses before reductions	7.43	10.56	13.91[6]
Expenses net of fee waivers	1.35	1.41	1.21[6]
Expenses net of fee waivers and credits	1.35	1.35	1.21[6]
Net investment income	1.07	3.63	4.87[6]
Portfolio turnover (%)	34	83	18

1 The inception date for Class A shares is 5-1-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

15

Leveraged Companies Fund

Financial Highlights (For a share outstanding throughout the period)

Class B Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$10.76	$4.19	$10.00
Net investment income[2]	0.04	0.23	0.28
Net realized and unrealized gain (loss) on
investments	1.19	6.99	(5.82)
Total from investment operations	1.23	7.22	(5.54)

Less distributions
From net investment income	(0.05)	(0.49)	(0.27)
From net realized gain	(0.29)	(0.16)	—
Total distributions	(0.34)	(0.65)	(0.27)

Net asset value, end of period	$11.65	$10.76	$4.19

Total return (%)[3,4]	11.33	175.60	(56.26)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$335	$301	$109
Ratios (as a percentage of average net
assets):
Expenses before reductions	8.13	11.27	14.58[6]
Expenses net of fee waivers	2.05	2.11	1.91[6]
Expenses net of fee waivers and credits	2.05	2.05	1.91[6]
Net investment income	0.37	2.93	4.16[6]
Portfolio turnover (%)	34	83	18

1 The inception date for Class B shares is 5-1-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

16

Leveraged Companies Fund

Financial Highlights (For a share outstanding throughout the period)

Class C Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$10.76	$4.19	$10.00
Net investment income[2]	0.04	0.23	0.28
Net realized and unrealized gain (loss) on
investments	1.19	6.99	(5.82)
Total from investment operations	1.23	7.22	(5.54)

Less distributions
From net investment income	(0.05)	(0.49)	(0.27)
From net realized gain	(0.29)	(0.16)	—
Total distributions	(0.34)	(0.65)	(0.27)

Net asset value, end of period	$11.65	$10.76	$4.19

Total return (%)[3,4]	11.33	175.60	(56.26)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$335	$301	$109
Ratios (as a percentage of average net
assets):
Expenses before reductions	8.13	11.27	14.59[6]
Expenses net of fee waivers	2.05	2.11	1.91[6]
Expenses net of fee waivers and credits	2.05	2.05	1.91[6]
Net investment income	0.37	2.93	4.16[6]
Portfolio turnover (%)	34	83	18

1 The inception date for Class C shares is 5-1-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

17

Leveraged Companies Fund

Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$10.79	$4.19	$10.00
Net investment income[2]	0.17	0.32	0.35
Net realized and unrealized gain (loss) on
investments	1.20	7.00	(5.83)
Total from investment operations	1.37	7.32	(5.48)

Less distributions
From net investment income	(0.16)	(0.56)	(0.33)
From net realized gain	(0.29)	(0.16)	—
Total distributions	(0.45)	(0.72)	(0.33)

Net asset value, end of period	$11.71	$10.79	$4.19

Total return (%)[3]	12.66	178.23	(55.85)[4]

Ratios and supplemental data

Net assets, end of period (in thousands)	$752	$433	$111
Ratios (as a percentage of average net
assets):
Expenses before reductions	7.03	9.14	13.62[5]
Expenses net of fee waivers	0.93	1.09	0.90[5]
Expenses net of fee waivers and credits	0.93	1.04	0.90[5]
Net investment income	1.48	4.01	5.18[5]
Portfolio turnover (%)	34	83	18

1 The inception date for Class I shares is 5-1-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements

18

Leveraged Companies
Notes to financial statements

Note 1 — Organization

John Hancock Leveraged Companies Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates, credit quality and fundamental financial data of the underlying issuer. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of March 31, 2011 by major security category or type:

	Total		Level 2	Level 3
	Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	3-31-11	Price	Inputs	Inputs

Common Stocks	$1,228,420	$1,205,351	$13,705	$9,364
Preferred Securities	145,652	6,436	—	139,216
Corporate Bonds	137,688	—	137,688	—
Convertible Bonds	84,420	—	84,420	—
Investment Companies	44,019	44,019	—	—
Warrants	63,037	63,037	—	—
Securities Lending Collateral	141,510	141,510	—	—
Total Investments in Securities	$1,844,746	$1,460,353	$235,813	$148,580

19

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Common	Preferred	Corporate
Investment in Securities	Stocks	Securities	Bonds	Total

Balance as of 3-31-10	—	$16,983	$25,571	$42,554
Realized gain (loss)	—	9,523	—	9,523
Change in unrealized appreciation
(depreciation)	($8,271)	(29,473)	(2,013)	(39,757)
Purchases	17,635	157,908	—	175,543
Sales	—	(15,725)	—	(15,725)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	(23,558)	(23,558)
Balance as of 3-31-11	$9,364	$139,216	—	$148,580
Change in unrealized at period end*	($8,271)	($18,692)	($2,013)	($28,976)

*Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees, which may include methodologies based on market inputs, income assumptions, or cost basis. Such securities represent 8.4% of net assets as of March 31, 2011. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include

20

proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Real estate investment trusts. From time to time, the Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011 the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

21

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Net capital losses of $11,847, that are a result of security transactions occurring after October 31, 2010 are treated as occurring on April 1, 2011, the first day of the Fund’s next taxable year.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010

Ordinary Income	$44,990	$64,128

Long-Term Capital Gain	3,462	7,363

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $5,318 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions and partnerships.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the

22

forward agreement, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended March 31, 2011, the Fund used forward foreign currency contracts to manage currency exposure from a non-US common stock portfolio holding. The following table summarizes the contracts held at March 31, 2011. During the year ended March 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging up to approximately $28,500, as measured at each quarter end.

	PRINCIPAL	PRINCIPAL
	AMOUNT	AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECATION)

SELL

EUR	20,110	$28,476	Canadian Imperial Bank	6-30-11	($24)

Currency Abbreviation
EUR	Euro

Note 4 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.750% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.725% of the next $500,000,000 of the Fund’s average net assets; and (c) 0.700% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets.

Effective July 1, 2010, the Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.35% for Class A, 2.05% for Class B, 2.05% for Class C and 0.89% for Class I

23

shares. The fee waivers and/or reimbursements will continue in effect until July 31, 2011. Prior to July 1, 2010, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.35% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for Class I shares.

Accordingly, the expense reductions or reimbursements related to these agreements were $19,695, $19,363, $19,362 and $29,261 for Class A, Class B, Class C and Class I shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fee

Class A	0.30%

Class B	1.00%

Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. For the year ended March 31, 2011, there were no up-front sales charges received by the Distributor with regard to sales of Class A shares.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2011, there were no CDSCs received by the Distributor for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

24

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all share classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

	Distribution and		State registration
Class	service fees	Transfer agent fees	fees

Class A	$971	$487	$35

Class B	3,184	478	35

Class C	3,183	478	35

Class I	—	230	34

Total	$7,338	$1,673	$139

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates - Trustees' fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 - Fund share transactions

Transactions in Fund shares for the year ended March 31, 2011 and for the year ended March 31, 2010 were as follows:

	Year ended		Year ended
	3-31-11		3-31-10

	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	980	$11,594	2,056	$18,382
Repurchased	—	—	(11)	(91)

Net increase	980	$11,594	2,045	$18,291

Class B shares
Distributions reinvested	792	$9,365	1,911	$17,081

Net increase	792	$9,365	1,911	$17,081

Class C shares
Distributions reinvested	792	$9,365	1,911	$17,082

Net increase	792	$9,365	1,911	$17,082

Class I shares
Sold	22,532	$271,512	11,695	$119,995
Distributions reinvested	1,530	18,128	2,119	18,944
Net increase	24,062	$289,640	13,814	$138,939

Net increase	26,626	$319,964	19,681	$191,393

Affiliates of the Fund owned 100% of the shares of beneficial interest of the Fund on March 31, 2011.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $750,923 and $484,153, respectively, for the year ended March 31, 2011.

25

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Leveraged Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Leveraged Companies Fund (the “Fund”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2011

26

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

The Fund designates distributions to shareholders of $3,462 as a long-term capital gain dividend for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

27

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Steven R.	1944	Chairperson (since January 2011); Chairman	2006	46
Pruchansky		and Chief Executive Officer, Greenscapes of
Southwest Florida, Inc. (since 2000); Director
and President, Greenscapes of Southwest
Florida, Inc. (until 2000); Member, Board of
Advisors, First American Bank (since 2008);
Managing Director, Jon James, LLC (real
estate) (since 2000); Director, First Signature
Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until
1991).

James F.	1940	Chief Executive Officer, Director and Treasurer,	2006	46
Carlin		Alpha Analytical Laboratories (environmental,
chemical and pharmaceutical analysis) (since
1985); Part Owner and Treasurer, Lawrence
Carlin Insurance Agency, Inc. (since 1995);
Chairman and Chief Executive Officer, CIMCO,
LLC (management/investments) (since 1987).

28

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

William H.	1944	Professor, University of Texas, Austin, Texas	2006	46
Cunningham		(since 1971); former Chancellor, University
of Texas System and former President of the
University of Texas, Austin, Texas; Director
of the following: LIN Television (since
2009); Lincoln National Corporation
(insurance) (Chairman since 2009 and
Director since 2006); Resolute Energy
Corporation (since 2009); Nanomedical
Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown
Technologies, LP (tropical fish) (Chairman
since 2007); Greater Austin Crime
Commission (since 2001); Southwest
Airlines (since 2000); former Director of the
following: Introgen (manufacturer of
biopharmaceuticals) (until 2008); Hicks
Acquisition Company I, Inc. (until 2007);
Jefferson-Pilot Corporation (diversified life
insurance company) (until 2006); and former
Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank–Austin)
(until 2009).

Deborah C.	1952	Chief Executive Officer, American Red	2008	46
Jackson(2)		Cross of Massachusetts Bay (since 2002);
Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors
of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American
Student Assistance Corporation. (1996-
2009); Board of Directors of Boston Stock
Exchange (2002–2008); Board of Directors
of Harvard Pilgrim Healthcare (health
benefits company) (since 2007).

29

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Charles L.	1938	Vice Chairperson (since March 2011);	2006	46
Ladner(2)		Chairman and Trustee, Dunwoody Village,
Inc. (retirement services) (since 2008);
Director, Philadelphia Archdiocesan
Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI
Corporation (public utility holding company)
(retired 1998); Vice President and Director
for AmeriGas, Inc. (retired 1998); Director of
AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History
Association (Cooperating Association,
National Park Service) (until 2005).

Stanley	1947	Senior Vice President/Audit Executive,	2008	46
Martin(2)		Federal Home Loan Mortgage Corporation
(2004–2006); Executive Vice
President/Consultant, HSBC Bank USA
(2000–2003); Chief Financial
Officer/Executive Vice President, Republic
New York Corporation & Republic National
Bank of New York (1998–2000); Partner,
KPMG LLP (1971–1998).

Dr. John A.	1939	President and Chief Executive Officer,	2006	46
Moore		Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior
Scientist, Sciences International (health
research) (until 2003); Former Assistant
Administrator & Deputy Administrator,
Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000);
Director, CIIT Center for Health Science
Research (nonprofit research) (until 2007).

30

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Patti McGill	1943	Principal, PMP Globalinc (consulting) (since	2006	47
Peterson(2)		2007); Senior Associate, Institute for Higher
Education Policy (since 2007); Executive
Director, CIES (international education
agency) (until 2007); Vice President, Institute
of International Education (until 2007);
Senior Fellow, Cornell University Institute of
Public Affairs, Cornell University (1997–
1998); Former President Wells College, St.
Lawrence University and the Association of
Colleges and Universities of the State of New
York. Director of the following: Niagara
Mohawk Power Corporation (until 2003);
Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the
following: Board of Visitors, The University
of Wisconsin, Madison (since 2007); Ford
Foundation, International Fellowships
Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth
Endowment (since 2002); Council for
International Educational Exchange (since
2003).

Gregory A.	1949	Vice Chairman, Risk & Regulatory Matters,	2008	46
Russo		KPMG LLP (“KPMG”) (2002–2006); Vice
Chairman, Industrial Markets, KPMG (1998–
2002).

31

Non-Independent Trustees(3)

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Hugh	1959	Executive Vice President, John Hancock	2010	46
McHaffie		Financial Services (since 2006, including
prior positions); President of John Hancock
Trust and John Hancock Funds II (since
2009); Trustee, John Hancock retail funds
(since 2010) Chairman and Director, John
Hancock Advisers, LLC, John Hancock
Investment Management Services, LLC and
John Hancock Funds, LLC (since 2010);
Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-
2006).

John G.	1955	Senior Vice President, John Hancock	2009	47
Vrysen		Financial Services (since 2006); Director,
Executive Vice President and Chief
Operating Officer, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2005); Chief
Operating Officer, John Hancock Funds II
and John Hancock Trust (since 2007); Chief
Operating Officer, John Hancock retail
funds (until 2009); Trustee, John Hancock
retail funds (since 2009).

32

Principal officers who are not Trustees

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Keith F. Hartstein	1956	Senior Vice President, John Hancock	2006
President and Chief		Financial Services (since 2004); Director,
Executive Officer		President and Chief Executive Officer,
John Hancock Advisers, LLC and John
Hancock Funds, LLC (since 2005);
Director, John Hancock Asset Management
a division of Manulife Asset Management
(US) LLC(since 2005); Director, John
Hancock Investment Management
Services, LLC (since 2006); President and
Chief Executive Officer, John Hancock
retail funds (since 2005); Member,
Investment Company Institute Sales Force
Marketing Committee (since 2003).

Andrew G. Arnott	1971	Senior Vice President, John Hancock	2009
Senior Vice		Financial Services (since 2009); Executive
President and Chief		Vice President, John Hancock Advisers,
Operating Officer		LLC (since 2005); Executive Vice
President, John Hancock Investment
Management Services, LLC (since 2006);
Executive Vice President, John Hancock
Funds, LLC (since 2004); Chief Operating
Officer, John Hancock retail funds (since
2009); Senior Vice President, John
Hancock retail funds (since 2010) Vice
President, John Hancock Funds II and John
Hancock Trust (since 2006); Senior Vice
President, Product Management and
Development, John Hancock Funds, LLC
(until 2009).

33

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Thomas M. Kinzler	1955	Vice President, John Hancock Financial	2006
Secretary and Chief		Services (since 2006); Secretary and Chief
Legal Officer		Legal Counsel, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2007);
Secretary and Chief Legal Officer, John
Hancock retail funds, John Hancock Funds
II and John Hancock Trust (since
2006);Vice President and Associate
General Counsel, Massachusetts Mutual
Life Insurance Company (1999–2006);
Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

Francis V. Knox, Jr.	1947	Vice President, John Hancock Financial	2006
Chief Compliance		Services (since 2005); Chief Compliance
Officer		Officer, John Hancock retail funds, John
Hancock Funds II, John Hancock Trust,
John Hancock Advisers, LLC and John
Hancock Investment Management
Services, LLC (since 2005); Vice President
and Chief Compliance Officer, John
Hancock Asset Management a division of
Manulife Asset Management (US)
LLC(2005–2008).

Charles A. Rizzo	1957	Vice President, John Hancock Financial	2007
Chief Financial		Services (since 2008); Senior Vice
Officer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail
funds, John Hancock Funds II and John
Hancock Trust (since 2007);Assistant
Treasurer, Goldman Sachs Mutual Fund
Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

34

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Salvatore	1965	Assistant Vice President, John Hancock	2010
Schiavone		Financial Services (since 2007); Vice
Treasurer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010);
Treasurer, John Hancock Closed-End
Funds (2009-2010);Assistant Treasurer,
John Hancock Funds II and John Hancock
Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (2007-
2009); Assistant Treasurer, Fidelity Group
of Funds (2005–2007); Vice President,
Fidelity Management Research Company
(2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1040, of the Fund.

35

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management Services, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner, Vice Chairperson*
Stanley Martin*	Principal distributor
Hugh McHaffie†	John Hancock Funds, LLC
Dr. John A. Moore
Patti McGill Peterson*	Custodian
Gregory A. Russo	State Street Bank and Trust Company
John G. Vrysen†
Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP
Andrew G. Arnott
Senior Vice President and Chief Operating Officer	Independent registered public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
www. jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

36

John Hancock

Small Cap Opportunities Fund

Annual Report

3.31.11

John Hancock Small Cap Opportunities Fund

Management’s discussion of Fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Portfolio of investments	Page 8
Financial statements	Page 12
Financial highlights	Page 15
Notes to financial statements	Page 19
Trustees and Officers	Page 29
More information	Page 37

2

John Hancock Small Cap Opportunities Fund

Management’s Discussion of Fund Performance
By John Hancock Asset Management (formerly MFC Investment Management (U.S.), LLC)1

U.S. stocks posted double-digit gains for the year ended March 31, 2011. The stock market was choppy in the spring and summer of 2010 as weaker-than-expected economic data cast doubts on the sustainability of the burgeoning economic recovery. During the latter half of the year, however, economic activity improved markedly, boosting investor confidence that a full-fledged economic expansion was under way. As a result, stocks enjoyed a sharp rally over the last six months. For the full year, the broad equity indexes gained more than 15%, with small-cap stocks leading the market’s advance. In addition, growth-oriented issues outperformed value shares across all market capitalizations.

Fund performance

For the year ended March 31, 2011, John Hancock Small Cap Opportunities Fund’s Class A shares posted a total return of 34.27% at net asset value, outpacing both the 29.11% return of the average small growth fund, according to Morningstar, Inc., and the 31.04% return of the Fund’s benchmark, the Russell 2000 Growth Index.

Portfolio review

One of the primary contributing factors to the Fund’s outperformance of its benchmark index and peer group average was our ability and willingness to capitalize on investment opportunities created by day-to-day market volatility, particularly during the erratic market environment in the first six months of the year. The market fluctuations allowed us to add to some of our favorite portfolio holdings at relatively cheap prices and Fund shareholders were rewarded when these stocks rebounded during the last half of the year.

Sector allocation and stock selection were also important contributors to the Fund’s robust performance during the year. From a sector allocation perspective, overweight positions relative to the benchmark in the energy and materials sectors added value as rising commodity prices provided a lift to these segments of the market. Stock selection in the materials sector also played a significant role, led by Canadian metals producer Avalon Rare Metals, Inc. and agricultural chemicals maker LSB Industries, Inc. Other top contributors included semiconductor manufacturer Atmel Corp. and energy producer Brigham Exploration Company. The most significant individual detractors included language software maker Rosetta Stone, Inc. and gaming equipment maker WMS Industries, Inc.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

3

A Look at Performance

Small Cap Opportunities Fund

For the period ended March 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	Inception[1]	1-year	5-year	10-year	Inception[1]

A	27.58	-	-	36.18	27.58	-	-	100.12

B	28.31	-	-	37.49	28.31	-	-	104.46

C	32.31	-	-	38.38	32.31	-	-	107.46

I2	34.77	-	-	39.86	34.77	-	-	112.47

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 7 31 11. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I

Net (%)	1.65	2.35	2.35	1.19

Gross (%)	4.26	4.96	4.96	3.75

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

4

A look at performance

	Class B	Class C4	Class I2

Began	1-2-09	1-2-09	1-2-09

NAV	$20,746	$20,746	$21,247

POP	$20,446	$20,746	$21,247

Index	$18,962	$18,962	$18,962

Russell 2000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 From 1-2-09.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

4 The contingent deferred sales charge, if any, is not applicable.

Annual report | Small Cap Opportunities Fund

5

Small Cap Opportunities Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,336.20	$9.61

Class B	1,000.00	1,331.20	13.66

Class C	1,000.00	1,331.20	13.66

Class I	1,000.00	1,338.50	6.94

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,016.70	$8.30

Class B	1,000.00	1,013.20	11.80

Class C	1,000.00	1,013.20	11.80

Class I	1,000.00	1,019.00	5.99

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.65%, 2.35%, 2.35% and 1.19% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Small Cap Opportunities Fund

Portfolio Summary

Value as a
percentage of
Top 10 Holdings[1] (23.2% of Net Assets)	Fund's net assets
KVH Industries, Inc.	3.1%
Darling International, Inc.	2.8%
Coventry Health Care, Inc.	2.7%
Ancestry.com, Inc.	2.4%
Atmel Corp.	2.1%
Lazard, Ltd., Class A	2.1%
MEDNAX, Inc.	2.0%
Tempur-Pedic International, Inc.	2.0%
Trex Company, Inc.	2.0%
International Coal Group, Inc.	2.0%

Value as a
percentage of
Country Concentration	Fund's net assets
United States	75%
Canada	15%
Bermuda	2%
Panama	1%
Virgin Islands	1%
Spain	1%
Cayman Islands	1%
Netherlands	1%
Short-Term Investments & Other	3%

Value as a
percentage of
Sector Concentration[2]	Fund's net assets
Information Technology	24%
Consumer Discretionary	15%
Health Care	14%
Industrials	12%
Materials	12%
Energy	10%
Financials	7%
Consumer Staples	3%
Short-Term Investments & Other	3%

1 Cash and cash equivalents are not included in Top 10 Holdings.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

7

Small Cap Opportunities Fund
As of 3-31-11

	Shares	Value

Common Stocks 96.54%		$4,044,854

(Cost $2,987,215)

Consumer Discretionary 14.75%		617,906

Diversified Consumer Services 0.95%

Global Education & Technology Group, Ltd., ADR (I)(L)	6,491	39,791

Hotels, Restaurants & Leisure 4.12%

Bally Technologies, Inc. (I)	2,147	81,264
Bravo Brio Restaurant Group, Inc. (I)	1,856	32,833
WMS Industries, Inc. (I)	1,651	58,363

Household Durables 4.19%

iRobot Corp. (I)(L)	1,500	49,335
Lennar Corp., Class A	2,283	41,368
Tempur-Pedic International, Inc. (I)	1,673	84,754

Media 1.97%

IMAX Corp. (I)	2,577	82,412

Specialty Retail 1.84%

A.C. Moore Arts & Crafts, Inc. (I)	9,555	26,181
Lumber Liquidators Holdings, Inc. (I)	2,045	51,105

Textiles, Apparel & Luxury Goods 1.68%

G-III Apparel Group, Ltd. (I)	1,876	70,500

Consumer Staples 2.85%		119,317

Food Products 2.85%

Darling International, Inc. (I)	7,763	119,317

Energy 10.16%		425,807

Oil, Gas & Consumable Fuels 10.16%

Africa Oil Corp. (I)	20,521	41,063
Americas Petrogas, Inc. (I)	17,058	40,031
Americas Petrogas, Inc., Common Shares (I)	12,307	30,466
BNK Petroleum, Inc. (I)	6,130	29,717
Brigham Exploration Company (I)(L)	1,507	56,030
International Coal Group, Inc. (I)	7,331	82,840
Ivanhoe Energy, Inc. (I)	18,141	50,976
Patriot Coal Corp. (I)	2,455	63,413
Surge Energy, Inc. (I)	3,513	31,271

Financials 7.18%		300,810

Capital Markets 4.59%

Evercore Partners, Inc., Class A	1,303	44,680
Lazard, Ltd., Class A	2,116	87,983
Solar Senior Capital, Ltd. (I)	3,212	59,840

Commercial Banks 2.59%

East West Bancorp, Inc.	1,850	40,626
Zions Bancorporation	2,935	67,681

See notes to financial statements

8

Small Cap Opportunities Fund
As of 3-31-11

	Shares	Value
Health Care 13.66%		$572,497

Biotechnology 1.15%

Isis Pharmaceuticals, Inc. (I)	1,785	16,136
United Therapeutics Corp. (I)	480	32,170

Health Care Equipment & Supplies 4.97%

Align Technology, Inc. (I)	2,312	47,350
ArthroCare Corp. (I)	865	28,839
RTI Biologics, Inc. (I)	14,962	42,791
SonoSite, Inc. (I)	942	31,387
Thoratec Corp. (I)	2,241	58,109

Health Care Providers & Services 4.70%

Coventry Health Care, Inc. (I)	3,491	111,328
MEDNAX, Inc. (I)	1,284	85,527

Life Sciences Tools & Services 0.05%

Sequenom, Inc. (I)	328	2,076

Pharmaceuticals 2.79%

Impax Laboratories, Inc. (I)	1,666	42,400
Par Pharmaceutical Companies, Inc. (I)	1,700	52,836
Somaxon Pharmaceuticals, Inc. (I)(L)	7,614	21,548

Industrials 12.29%		514,754

Aerospace & Defense 2.82%

Hexcel Corp. (I)	3,358	66,119
The Keyw Holding Corp. (I)	4,226	51,895

Air Freight & Logistics 2.03%

Atlas Air Worldwide Holdings, Inc. (I)	601	41,902
UTi Worldwide, Inc.	2,137	43,253

Airlines 1.45%

Copa Holdings SA, Class A	1,153	60,878

Building Products 2.74%

Quanex Building Products Corp.	1,597	31,349
Trex Company, Inc. (I)	2,551	83,214

Commercial Services & Supplies 1.26%

Steelcase, Inc., Class A	4,652	52,940

Machinery 1.20%

Flow International Corp. (I)	493	2,164
Graham Corp.	2,013	48,191

Professional Services 0.79%

FTI Consulting, Inc. (I)	857	32,849

Information Technology 23.44%		982,012

Communications Equipment 3.57%

KVH Industries, Inc. (I)	8,579	129,714
Meru Networks, Inc. (I)	971	19,721

Electronic Equipment, Instruments & Components 0.81%

NeoPhotonics Corp. (I)	2,983	33,738

See notes to financial statements

9

Small Cap Opportunities Fund
As of 3-31-11

		Shares	Value
Information Technology (continued)

Internet Software & Services 6.62%

Ancestry.com, Inc. (I)		2,802	$99,331
Dice Holdings, Inc. (I)		2,790	42,157
TechTarget, Inc. (I)		6,037	53,790
The Knot, Inc. (I)		4,096	49,357
VistaPrint NV (I)		631	32,749

IT Services 2.68%

Cardtronics, Inc. (I)		3,526	71,754
Telvent GIT SA		1,399	40,725

Semiconductors & Semiconductor Equipment 4.06%

Atmel Corp. (I)		6,491	88,472
Cypress Semiconductor Corp. (I)		3,108	60,233
Netlogic Microsystems, Inc. (I)		509	21,388

Software 5.70%

Concur Technologies, Inc. (I)		969	53,731
Monotype Imaging Holdings, Inc. (I)		4,891	70,920
Rosetta Stone, Inc. (I)(L)		4,280	56,539
Ultimate Software Group, Inc. (I)		982	57,693

Materials 12.21%			511,751

Chemicals 4.00%

Karnalyte Resources, Inc. (I)		2,808	35,915
LSB Industries, Inc. (I)		2,081	82,491
Neo Material Technologies, Inc. (I)		5,091	48,993

Construction Materials 0.96%

Eagle Materials, Inc.		1,334	40,367

Metals & Mining 5.46%

Avalon Rare Metals, Inc. (I)		9,565	77,151
Frontier Rare Earths, Ltd. (I)		2,478	6,894
Pretium Resources, Inc. (I)		3,296	33,725
Rare Element Resources, Ltd. (I)(L)		5,399	70,996
San Gold Corp. (I)		15,230	40,215

Paper & Forest Products 1.79%

Schweitzer-Mauduit International, Inc.		1,482	75,004

Warrants 0.05%			$1,902

(Cost $0)
Frontier Rare Earths, Ltd. (Expiration Date: 11-30-12, Strike Price: CAD 4.60) (I)		4,394	1,902

	Yield	Shares	Value

Securities Lending Collateral 3.55%			$148,769

(Cost $148,762)
John Hancock Collateral Investment Trust (W)	0.2867%(Y)	14,867	148,769

See notes to financial statements

10

Small Cap Opportunities Fund
As of 3-31-11

	Shares	Value

Short-Term Investments 3.96%		$166,000

(Cost $166,000)

Repurchase Agreement 3.96%		166,000

Repurchase Agreement with State Street Corp. dated 3-31-11 at
0.010% to be repurchased at $166,000 on 4-1-11, collateralized by
$160,000 Federal Home Loan Mortgage Corp., 4.500% due 7-15-13
(valued at $173,800, including interest)	166,000	166,000

Total investments (Cost $3,301,977)† 104.10%		$4,361,525

Other assets and liabilities, net (4.10%)		($171,614)

Total net assets 100.00%		$4,189,911

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

CAD Canadian Dollar

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 3-31-11.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $3,396,060. Net unrealized appreciation aggregated $965,465, of which $1,089,744 related to appreciated investment securities and $124,279 related to depreciated investment securities.

The Fund had the following country composition as a percentage of total net assets on 3-31-11:

United States	75%
Canada	15%
Bermuda	2%
Panama	1%
Virgin Islands	1%
Spain	1%
Cayman Islands	1%
Netherlands	1%
Short-Term Investments & Other	3%

See notes to financial statements

11

Small Cap Opportunities Fund

Statement of Assets and Liabilities — March 31, 2011

Assets

Investments in unaffiliated issuers, at value
(Cost $3,153,215) including $144,051 of
securities loaned (Note 2)	$4,212,756
Investments in affiliated issuers, at value (Cost
$148,762) (Note 2)	148,769

Total investments, at value (Cost $3,301,977)	4,361,525

Cash	877
Foreign currency, at value (Cost $18,613)	18,746
Receivable for investments sold	30,449
Dividends and interest receivable	721
Receivable for securities lending income	650
Receivable due from adviser	177
Other receivables and prepaid expenses	157

Total assets	4,413,302

Liabilities

Payable for investments purchased	33,734
Payable upon return of securities loaned (Note 2)	148,830
Payable to affiliates
Accounting and legal services fees	67
Transfer agent fees	971
Trustees' fees	25
Other liabilities and accrued expenses	39,764

Total liabilities	223,391

Net assets

Capital paid-in	$2,648,155
Accumulated undistributed net investment loss	(8,816)
Accumulated net realized gain (loss) on
investments, written options and foreign
currency transactions	490,732
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	1,059,840

Net assets	$4,189,911

Net asset value per share

Based on net asset values and shares outstanding-the Fund has an unlimited number of shares authorized with no par value
Class A ($1,053,403 ÷ 61,329 shares)	$17.18
Class B ($1,037,029 ÷ 61,161 shares)[1]	$16.96
Class C ($1,037,040 ÷ 61,161 shares)[1]	$16.96
Class I ($1,062,439 ÷ 61,444 shares)	$17.29

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.08

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

12

Small Cap Opportunities Fund

Statement of Operations — For the Year Ended March 31, 2011

Investment income

Dividends	$13,436
Securities lending	3,681
Interest	15
Less foreign taxes withheld	(43)

Total investment income	17,089

Expenses

Investment management fees (Note 5)	30,302
Distribution and service fees (Note 5)	19,239
Accounting and legal services fees (Note 5)	415
Transfer agent fees (Note 5)	4,153
Trustees' fees (Note 5)	361
State registration fees (Note 5)	221
Professional fees	38,233
Custodian fees	16,955
Registration and filing fees	15,069
Other	8,171

Total expenses	133,119
Less expense reductions (Note 5)	(71,545)

Net expenses	61,574

Net investment loss	(44,485)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	821,993
Investments in affiliated issuers	(37)
Written options (Note 3)	1,969
Foreign currency transactions	(828)
823,097

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	281,234
Investments in affiliated issuers	18
Written options (Note 3)	(144)
Translation of assets and liabilities in foreign
currencies	292
281,400

Net realized and unrealized gain	1,104,497

Increase in net assets from operations	$1,060,012

See notes to financial statements

13

Small Cap Opportunities Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	3-31-11	3-31-10

Increase (decrease) in net assets

From operations
Net investment loss	($44,485)	($35,438)
Net realized gain	823,097	434,245
Change in net unrealized appreciation
(depreciation)	281,400	853,399

Increase in net assets resulting from
operations	1,060,012	1,252,206

Distributions to shareholders
From net investment income
Class A	(4,267)	—
Class I	(6,925)	—
From net realized gain
Class A	(105,616)	(55,334)
Class B	(105,671)	(55,334)
Class C	(105,671)	(55,335)
Class I	(105,579)	(55,335)

Total distributions	(433,729)	(221,338)

From Fund share transactions (Note 6)	433,729	221,338

Total increase	1,060,012	1,252,206

Net assets

Beginning of year	3,129,899	1,877,693

End of year	$4,189,911	$3,129,899

Accumulated undistributed net investment
loss	($8,816)	($14,959)

See notes to financial statements

14

Small Cap Opportunities Fund

Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$14.49	$9.39	$10.00
Net investment loss[2]	(0.16)	(0.14)	(0.03)
Net realized and unrealized gain (loss) on
investments	4.88	6.35	(0.58)
Total from investment operations	4.72	6.21	(0.61)

Less distributions
From net investment income	(0.08)	—	—
From net realized gain	(1.95)	(1.11)	—
Total distributions	(2.03)	(1.11)	—

Net asset value, end of period	$17.18	$14.49	$9.39

Total return (%)[3,4]	34.27	67.14	(6.10)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$1,053	$785	$470
Ratios (as a percentage of average net
assets):
Expenses before reductions	3.71	4.03	12.34[6]
Expenses net of fee waivers	1.59	1.36	1.65[6]
Expenses net of fee waivers and credits	1.59	1.36	1.65[6]
Net investment loss	(1.08)	(1.07)	(1.42)[6]
Portfolio turnover (%)	105	101	27

1 Period from 1-2-09 (inception date) to 3-31-09.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

15

Small Cap Opportunities Fund

Financial Highlights (For a share outstanding throughout the period)

Class B Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$14.36	$9.38	$10.00
Net investment loss[2]	(0.26)	(0.23)	(0.05)
Net realized and unrealized gain (loss) on
investments	4.81	6.32	(0.57)
Total from investment operations	4.55	6.09	(0.62)

Less distributions
From net realized gain	(1.95)	(1.11)	—
Net asset value, end of period	$16.96	$14.36	$9.38

Total return (%)[3,4]	33.31	65.91	(6.20)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$1,037	$778	$469
Ratios (as a percentage of average net
assets):
Expenses before reductions	4.41	4.73	13.04[6]
Expenses net of fee waivers	2.29	2.06	2.35[6]
Expenses net of fee waivers and credits	2.29	2.06	2.35[6]
Net investment loss	(1.78)	(1.77)	(2.12)[6]
Portfolio turnover (%)	105	101	27

1 Period from 1-2-09 (inception date) to 3-31-09.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

16

Small Cap Opportunities Fund

Financial Highlights (For a share outstanding throughout the period)

Class C Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$14.36	$9.38	$10.00
Net investment loss[2]	(0.26)	(0.23)	(0.05)
Net realized and unrealized gain (loss) on
investments	4.81	6.32	(0.57)
Total from investment operations	4.55	6.09	(0.62)

Less distributions
From net realized gain	(1.95)	(1.11)	—
Net asset value, end of period	$16.96	$14.36	$9.38

Total return (%)[3,4]	33.31	65.91	(6.20)[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$1,037	$778	$469
Ratios (as a percentage of average net
assets):
Expenses before reductions	4.41	4.73	13.04[6]
Expenses net of fee waivers	2.29	2.06	2.35[6]
Expenses net of fee waivers and credits	2.29	2.06	2.35[6]
Net investment loss	(1.78)	(1.77)	(2.12)[6]
Portfolio turnover (%)	105	101	27

1 Period from 1-2-09 (inception date) to 3-31-09.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements

17

Small Cap Opportunities Fund

Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended
	3-31-11	3-31-10	3-31-09[1]
Per share operating performance

Net asset value, beginning of period	$14.56	$9.41	$10.00
Net investment loss[2]	(0.10)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on
investments	4.91	6.36	(0.57)
Total from investment operations	4.81	6.26	(0.59)

Less distributions
From net investment income	(0.13)	—	—
From net realized gain	(1.95)	(1.11)	—
Total distributions	(2.08)	(1.11)	—

Net asset value, end of period	$17.29	$14.56	$9.41

Total return (%)[3]	34.77	67.54	(5.90)[4]

Ratios and supplemental data

Net assets, end of period (in thousands)	$1,062	$788	$470
Ratios (as a percentage of average net
assets):
Expenses before reductions	3.30	3.72	12.04[5]
Expenses net of fee waivers	1.17	1.06	1.10[5]
Expenses net of fee waivers and credits	1.17	1.06	1.10[5]
Net investment loss	(0.66)	(0.77)	(0.87)[5]
Portfolio turnover (%)	105	101	27

1 Period from 1-2-09 (inception date) to 3-31-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements

18

Small Cap Opportunities Fund
Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Opportunities Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of March 31, 2011 by major security category or type:

19

			Level 2	Level 3
	Total Market		Significant	Significant
	Value at	Level 1 Quoted	Observable	Unobservable
	3-31-11	Price	Inputs	Inputs

Common Stocks
Consumer Discretionary	$617,906	$617,906	—	—
Consumer Staples	119,317	119,317	—	—
Energy	425,807	385,776	$40,031	—
Financials	300,810	300,810	—	—
Health Care	572,497	572,497	—	—
Industrials	514,754	514,754	—	—
Information Technology	982,012	982,012	—	—
Materials	511,751	511,751	—	—
Warrants	1,902	1,902	—	—

Securities Lending Collateral	148,769	148,769	—	—

Short-Term Investments	166,000	—	166,000	—

Total Investments in Securities	$4,361,525	$4,155,494	$206,031	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end management investment companies are valued at their respective net asset values each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange

20

rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010

Ordinary Income	$224,463	$221,338

Long -Term Capital Gain	$209,266	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied

21

differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $305,923 of undistributed ordinary income and $270,009 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended March 31, 2011, the Fund wrote option contracts to manage against anticipated currency exchange rates. The following table summarizes the Fund’s written options activities during the year ended March 31, 2011 and there were no open written option contracts as of March 31, 2011.

22

		PREMIUMS
	NUMBER OF	RECEIVED
	CONTRACTS	(PAID)

Outstanding, beginning of year	2	$414
Options written	12	2,432
Options closed	(12)	(2,432)
Options expired	(2)	(414)
Outstanding, end of year	-	-

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2011:

		Investments	Written
	Statement of Operations	(Purchased	Options
Risk	Location	Options)	Contracts	Total

Equity contracts	Net realized gain (loss)	($1,186)	$1969	$783

Total		($1,186)	$1,969	$783

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2011:

		Written
	Statement of Operations	Options
Risk	Location	Contracts

	Change in unrealized
	appreciation
Equity contracts	(depreciation)	($144)

Total		($144)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

23

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $1,000,000,000 of the Fund’s average daily net assets; and (b) 0.85% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.90% of the Fund’s average daily net assets.

Effective October 19, 2010, the Adviser voluntarily agreed to waive fees and/or reimburse certain fund level expenses to 0.27% of the Fund’s average net assets which are allocated pro rata to all share classes of the Fund. For the period between April 1, 2010 and October 18, 2010, the Adviser voluntarily agreed to waive fees and/or reimburse certain fund level expenses to 0.19% of the Fund’s average net assets which are allocated pro rata to all share classes of the Fund. This agreement excludes brokerage commissions, interest, advisory fees, distribution and service fees, transfer agent fees, state registration fees, printing and postage, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.65% for Class A, 2.35% for Class B, 2.35% for Class C and 1.19% for Class I shares. The fee waivers and/or reimbursements will continue in effect until July 31, 2011. Prior to July 1, 2010, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.65% for Class A, 2.35% for Class B, 2.35% for Class C and 1.10% for Class I shares.

Accordingly, the expense reductions or reimbursements related to these agreements were $17,941, $17,719, $17,719 and $18,166 for Class A, Class B, Class C and Class I shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fee

Class A	0.30%

Class B	1.00%

Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. For the year ended March 31, 2011, there were no up-front sales charges received by the Distributor with regard to sales of Class A shares.

24

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2011, there were no CDSCs received by the Distributor for Class B or Class C shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all share classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

Class	Distribution and	Transfer agent fees	State registration
	service fees		fees

Class A	$2,537	$1,268	$62

Class B	8,351	1,252	56

Class C	8,351	1,252	46

Class I	—	381	57

Total	$19,239	$4,153	$221

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates - Trustees' fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended March 31, 2011 and for the year ended March 31, 2010

25

were as follows:

	Year ended		Year ended
	3-31-11		3-31-10

	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	7,172	$109,883	4,157	$55,334

Net increase	7,172	$109,883	4,157	$55,334

Class B shares
Distributions reinvested	6,975	$105,671	4,186	$55,334

Net increase	6,975	$105,671	4,186	$55,334

Class C shares
Distributions reinvested	6,975	$105,671	4,186	$55,335

Net increase	6,975	$105,671	4,186	$55,335

Class I shares
Distributions reinvested	7,305	$112,504	4,139	$55,335

Net increase	7,305	$112,504	4,139	$55,335

Net increase	28,427	$433,729	16,668	$221,338

Affiliates of the Fund owned 100% of shares of beneficial interest of the Fund on March 31, 2011.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,463,734 and $3,669,656, respectively, for the year ended March 31, 2011.

26

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Small Cap Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Opportunities Fund (the “Fund”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

27

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund has designated distributions to shareholders of $209,266 as a long-term capital gain dividend.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

28

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Steven R.	1944	Chairperson (since January 2011); Chairman	2006	46
Pruchansky		and Chief Executive Officer, Greenscapes of
Southwest Florida, Inc. (since 2000); Director
and President, Greenscapes of Southwest
Florida, Inc. (until 2000); Member, Board of
Advisors, First American Bank (since 2008);
Managing Director, Jon James, LLC (real
estate) (since 2000); Director, First Signature
Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until
1991).

James F.	1940	Chief Executive Officer, Director and Treasurer,	2006	46
Carlin		Alpha Analytical Laboratories (environmental,
chemical and pharmaceutical analysis) (since
1985); Part Owner and Treasurer, Lawrence
Carlin Insurance Agency, Inc. (since 1995);
Chairman and Chief Executive Officer, CIMCO,
LLC (management/investments) (since 1987).

29

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

William H.	1944	Professor, University of Texas, Austin, Texas	2006	46
Cunningham		(since 1971); former Chancellor, University
of Texas System and former President of the
University of Texas, Austin, Texas; Director
of the following: LIN Television (since
2009); Lincoln National Corporation
(insurance) (Chairman since 2009 and
Director since 2006); Resolute Energy
Corporation (since 2009); Nanomedical
Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown
Technologies, LP (tropical fish) (Chairman
since 2007); Greater Austin Crime
Commission (since 2001); Southwest
Airlines (since 2000); former Director of the
following: Introgen (manufacturer of
biopharmaceuticals) (until 2008); Hicks
Acquisition Company I, Inc. (until 2007);
Jefferson-Pilot Corporation (diversified life
insurance company) (until 2006); and former
Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank–Austin)
(until 2009).

Deborah C.	1952	Chief Executive Officer, American Red	2008	46
Jackson(2)		Cross of Massachusetts Bay (since 2002);
Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors
of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American
Student Assistance Corporation. (1996-
2009); Board of Directors of Boston Stock
Exchange (2002–2008); Board of Directors
of Harvard Pilgrim Healthcare (health
benefits company) (since 2007).

30

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Charles L.	1938	Vice Chairperson (since March 2011);	2006	46
Ladner(2)		Chairman and Trustee, Dunwoody Village,
Inc. (retirement services) (since 2008);
Director, Philadelphia Archdiocesan
Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI
Corporation (public utility holding company)
(retired 1998); Vice President and Director
for AmeriGas, Inc. (retired 1998); Director of
AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History
Association (Cooperating Association,
National Park Service) (until 2005).

Stanley	1947	Senior Vice President/Audit Executive,	2008	46
Martin(2)		Federal Home Loan Mortgage Corporation
(2004–2006); Executive Vice
President/Consultant, HSBC Bank USA
(2000–2003); Chief Financial
Officer/Executive Vice President, Republic
New York Corporation & Republic National
Bank of New York (1998–2000); Partner,
KPMG LLP (1971–1998).

Dr. John A.	1939	President and Chief Executive Officer,	2006	46
Moore		Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior
Scientist, Sciences International (health
research) (until 2003); Former Assistant
Administrator & Deputy Administrator,
Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000);
Director, CIIT Center for Health Science
Research (nonprofit research) (until 2007).

31

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Patti McGill	1943	Principal, PMP Globalinc (consulting) (since	2006	47
Peterson(2)		2007); Senior Associate, Institute for Higher
Education Policy (since 2007); Executive
Director, CIES (international education
agency) (until 2007); Vice President, Institute
of International Education (until 2007);
Senior Fellow, Cornell University Institute of
Public Affairs, Cornell University (1997–
1998); Former President Wells College, St.
Lawrence University and the Association of
Colleges and Universities of the State of New
York. Director of the following: Niagara
Mohawk Power Corporation (until 2003);
Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the
following: Board of Visitors, The University
of Wisconsin, Madison (since 2007); Ford
Foundation, International Fellowships
Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth
Endowment (since 2002); Council for
International Educational Exchange (since
2003).

Gregory A.	1949	Vice Chairman, Risk & Regulatory Matters,	2008	46
Russo		KPMG LLP (“KPMG”) (2002–2006); Vice
Chairman, Industrial Markets, KPMG (1998–
2002).

32

Non-Independent Trustees(3)

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Hugh	1959	Executive Vice President, John Hancock	2010	46
McHaffie		Financial Services (since 2006, including
prior positions); President of John Hancock
Trust and John Hancock Funds II (since
2009); Trustee, John Hancock retail funds
(since 2010) Chairman and Director, John
Hancock Advisers, LLC, John Hancock
Investment Management Services, LLC and
John Hancock Funds, LLC (since 2010);
Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-
2006).

John G.	1955	Senior Vice President, John Hancock	2009	47
Vrysen		Financial Services (since 2006); Director,
Executive Vice President and Chief
Operating Officer, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2005); Chief
Operating Officer, John Hancock Funds II
and John Hancock Trust (since 2007); Chief
Operating Officer, John Hancock retail
funds (until 2009); Trustee, John Hancock
retail funds (since 2009).

33

Principal officers who are not Trustees

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Keith F. Hartstein	1956	Senior Vice President, John Hancock	2006
President and Chief		Financial Services (since 2004); Director,
Executive Officer		President and Chief Executive Officer,
John Hancock Advisers, LLC and John
Hancock Funds, LLC (since 2005);
Director, John Hancock Asset Management
a division of Manulife Asset Management
(US) LLC(since 2005); Director, John
Hancock Investment Management
Services, LLC (since 2006); President and
Chief Executive Officer, John Hancock
retail funds (since 2005); Member,
Investment Company Institute Sales Force
Marketing Committee (since 2003).

Andrew G. Arnott	1971	Senior Vice President, John Hancock	2009
Senior Vice		Financial Services (since 2009); Executive
President and Chief		Vice President, John Hancock Advisers,
Operating Officer		LLC (since 2005); Executive Vice
President, John Hancock Investment
Management Services, LLC (since 2006);
Executive Vice President, John Hancock
Funds, LLC (since 2004); Chief Operating
Officer, John Hancock retail funds (since
2009); Senior Vice President, John
Hancock retail funds (since 2010) Vice
President, John Hancock Funds II and John
Hancock Trust (since 2006); Senior Vice
President, Product Management and
Development, John Hancock Funds, LLC
(until 2009).

34

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Thomas M. Kinzler	1955	Vice President, John Hancock Financial	2006
Secretary and Chief		Services (since 2006); Secretary and Chief
Legal Officer		Legal Counsel, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2007);
Secretary and Chief Legal Officer, John
Hancock retail funds, John Hancock Funds
II and John Hancock Trust (since
2006);Vice President and Associate
General Counsel, Massachusetts Mutual
Life Insurance Company (1999–2006);
Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

Francis V. Knox, Jr.	1947	Vice President, John Hancock Financial	2006
Chief Compliance		Services (since 2005); Chief Compliance
Officer		Officer, John Hancock retail funds, John
Hancock Funds II, John Hancock Trust,
John Hancock Advisers, LLC and John
Hancock Investment Management
Services, LLC (since 2005); Vice President
and Chief Compliance Officer, John
Hancock Asset Management a division of
Manulife Asset Management (US)
LLC(2005–2008).

Charles A. Rizzo	1957	Vice President, John Hancock Financial	2007
Chief Financial		Services (since 2008); Senior Vice
Officer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail
funds, John Hancock Funds II and John
Hancock Trust (since 2007);Assistant
Treasurer, Goldman Sachs Mutual Fund
Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

35

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Salvatore	1965	Assistant Vice President, John Hancock	2010
Schiavone		Financial Services (since 2007); Vice
Treasurer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010);
Treasurer, John Hancock Closed-End
Funds (2009-2010);Assistant Treasurer,
John Hancock Funds II and John Hancock
Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (2007-
2009); Assistant Treasurer, Fidelity Group
of Funds (2005–2007); Vice President,
Fidelity Management Research Company
(2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1040, of the Fund.

36

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management Services, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner
Stanley Martin, Vice Chairperson *	Principal distributor
Hugh McHaffie†	John Hancock Funds, LLC
Dr. John A. Moore
Patti McGill Peterson*	Custodian
Gregory A. Russo	State Street Bank and Trust Company
John G. Vrysen†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Thomas M. Kinzler	Independent registered public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
www. jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

37

MUTUAL FUNDS

John Hancock

Disciplined Value Fund

Annual Report

3.31.11

A look at performance

Total returns for the period ended March 31, 2011

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A1	7.54	2.44	4.86	—	7.54	12.80	60.73	—

Class B1	7.28	2.14	4.34	—	7.28	11.15	52.95	—

Class C1	11.28	2.48	4.34	—	11.28	13.04	52.95	—

Class i1,2	13.66	3.86	5.79	—	13.66	20.87	75.59	—

Class i2[1,2]	13.65	3.72	5.57	—	13.65	20.05	71.98	—

Class R1[1,2]	12.80	3.12	5.02	—	12.80	16.62	63.24	—

Class R3[1,2]	12.93	3.23	5.13	—	12.93	17.22	64.90	—

Class R4[1,2]	13.25	3.53	5.44	—	13.25	18.97	69.87	—

Class R5[1,2]	13.61	3.85	5.76	—	13.61	20.79	75.08	—

Class AdV [1,2]	13.42	3.39	5.19	—	13.42	18.12	65.91	—

Class NAV [2]	13.71	—	—	24.62[3]	13.71	—	—	49.97[3]

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, I2, R1, R3, R4, R5, ADV and NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 6-30-11 for classes A, B, C, I2 and ADV and 7-31-11 for classes R1, R3, R4 and R5. Had the fee waivers and expense limitations not been in place gross expenses would apply. For Classes I and NAV the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R3	Class R4	Class R5	Class ADV	Class NAV
Net (%)	1.30	2.05	2.05	0.88	0.85	1.64	1.54	1.24	0.94	1.00	0.83
Gross (%)	1.33	2.41	2.17	0.88	1.14	2.61	8.21	2.55	7.75	31.96	0.83

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

6	Disciplined Value Fund | Annual report

	Class B1,5	Class C1,5	Class I1,2	Class I2[1,2]	Class R1[1,2]	Class R3[1,2]	Class R4[1,2]	Class R5[1,2]	Class ADV[1,2]	Class NAV[2,3]

Began	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	5-29-09

NAV	$15,295	$15,295	$17,559	$17,198	$16,324	$16,490	$16,987	$17,508	$16,591	$14,997

POP	$15,295	$15,295	$17,559	$17,198	$16,324	$16,490	$16,987	$17,508	$16,591	$14,997

Index 1	$15,582	$15,582	$15,582	$15,582	$15,582	$15,582	$15,582	$15,582	$15,582	$15,232

Index 2	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$13,828	$15,173

Russell 1000 V alue index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

S&P 500 index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 On 12-19-08, through a reorganization, the Fund acquired all of the assets of the Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund offered its Investor share class in exchange for Class A shares (inception 12-22-08) and its institutional class in exchange for Class I. Class B, Class C and Class ADV shares were first offered on 12-22-08; the inception date of Class R3, Class R4 and Class R5 shares is 5-22-09; the inception date of Class NAV shares is 5-29-09; the inception date of Class R1 shares is 7-13-09. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class B, Class C, Class ADV, Class R3, Class R4, Class R5 and Class R1, respectively. The predecessor fund’s Institutional share class returns have been recalculated to reflect the gross fees and expenses of Class I shares. The inception date of Class I2 shares is 12-22-08; returns prior to that date are those of Class I shares recalculated to apply the gross fees and expenses of Class I2 shares.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 From 5-29-09.

4 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

5 The contingent deferred sales charge, if any, is not applicable.

Annual report | Disciplined Value Fund	7

Management’s discussion of

Fund performance

By Robeco Investment Management, Inc.

The 12-month period ended March 31, 2011 was marked by a series of catastrophes — starting with the European sovereign debt crisis and the Gulf of Mexico oil spill in April 2010 and culminating in Middle Eastern and African political turmoil and the Japanese earthquake. At the same time, inflation worries and commodity prices were on the rise. Nonetheless, the equity market powered through these challenges, fueled by two significant developments during the reporting period. First, corporate America experienced a very robust earnings recovery that propelled stock valuations, and second, the Federal Reserve’s stimulus measures gave investors the confidence to move back toward riskier assets, including stocks.

For the 12-month period ended March 31, 2011, John Hancock Disciplined Value Fund’s Class A shares had a total return of 13.20% at net asset value. That performance trailed the 14.16% return of the average large-cap value fund, according to Morningstar, Inc., as well as the 15.65% return of the S&P 500 Index and the 15.15% return of the Fund’s benchmark, the Russell 1000 Value Index.

The main source of the Fund’s underperformance was its overweighting in the struggling technology sector — primarily its positions in Microsoft Corp. and Hewlett-Packard Company, which were dogged by concerns about the long-term viability of the desktop computer market in the era of tablet computing. Stock selection in the energy sector was also disappointing. Although the Fund’s energy holdings generally fared well, they did not outperform to the same extent as energy companies whose returns are closely linked to oil prices — a group to which we had limited exposure. The communications sector was another source of underperformance, largely due to the Fund’s underweighting in this strong-performing category.

On the positive side, good stock selection in consumer services was a notable contributor to performance, especially our holdings in Autoliv, Inc., a Swedish maker of automotive safety components, and media companies Viacom, Inc. and CBS Corp. In the finance sector, our stock selection was very favorable, especially Capital One Financial Corp., Discover Financial Services and Berkshire Hathaway, Inc. This upside was tempered, however, by the Fund’s overweighting in the group, as the sector’s return lagged the broad market.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Disciplined Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,176.00	$6.67

Class B	1,000.00	1,171.00	11.10

Class C	1,000.00	1,171.00	11.10

Class I	1,000.00	1,178.70	4.62

Class I2	1,000.00	1,178.60	4.62

Class R1	1,000.00	1,173.80	8.89

Class R3	1,000.00	1,174.20	8.35

Class R4	1,000.00	1,175.40	6.73

Class R5	1,000.00	1,178.20	5.10

Class ADV	1,000.00	1,177.20	5.43

Class NAV	1,000.00	1,178.20	4.24

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Disciplined Value Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.80	$6.19

Class B	1,000.00	1,014.70	10.30

Class C	1,000.00	1,014.70	10.30

Class I	1,000.00	1,020.70	4.28

Class I2	1,000.00	1,020.70	4.28

Class R1	1,000.00	1,016.80	8.25

Class R3	1,000.00	1,017.30	7.75

Class R4	1,000.00	1,018.70	6.24

Class R5	1,000.00	1,020.20	4.73

Class ADV	1,000.00	1,019.90	5.04

Class NAV	1,000.00	1,021.00	3.93

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.05%, 2.05%, 0.85%, 0.85%, 1.64%, 1.54%, 1.24%, 0.94%, 1.00% and 0.78% for Class A, Class B, Class C, Class I, Class I2, Class R1, Class R3, Class R4, Class R5, Class ADV and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Disciplined Value Fund | Annual report

Portfolio summary

Top 10 Holdings (29.5% of Net Assets on 3-31-11)[1]

JPMorgan Chase & Company	4.4%	Occidental Petroleum Corp.	3.1%

Chevron Corp.	3.7%	Microsoft Corp.	2.3%

Wells Fargo & Company	3.2%	Bank of America Corp.	2.3%

Berkshire Hathaway, Inc., Class B	3.2%	Viacom, Inc., Class B	2.2%

Pfizer, Inc.	3.2%	SLM Corp.	1.9%

Sector Composition[2,3]

Financials	27%	Consumer Staples	4%

Information Technology	15%	Materials	2%

Consumer Discretionary	14%	Telecommunication Services	1%

Energy	12%	Utilities	1%

Health Care	12%	Short-Term Investments & Other	3%

Industrials	9%

1 Cash and cash equivalents are not included in Top 10 Holdings.

2 As a percentage of net assets on 3-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Disciplined Value Fund	11

Fund’s investments

As of 3-31-11

	Shares	Value
Common Stocks 97.01%	$1,440,038,943

(Cost $1,213,844,958)

Consumer Discretionary 14.55%		216,035,933

Auto Components 1.54%

Autoliv, Inc. (L)	181,130	13,445,276

Visteon Corp. (I)(L)	150,194	9,385,623

Media 7.84%

CBS Corp., Class B (L)	780,505	19,543,845

Cinemark Holdings, Inc. (L)	384,910	7,448,009

Comcast Corp., Class A (L)	653,035	16,143,025

Liberty Media Corp. — Starz, Series A (I)	157,937	12,255,911

Omnicom Group, Inc.	290,150	14,234,759

Time Warner, Inc.	401,375	14,329,088

Viacom, Inc., Class B	699,515	32,541,438

Multiline Retail 1.96%

Kohl’s Corp.	180,422	9,569,583

Macy’s, Inc.	463,675	11,248,756

Target Corp.	165,220	8,262,652

Specialty Retail 3.21%

Guess?, Inc.	338,095	13,304,038

Home Depot, Inc.	201,355	7,462,216

Lowe’s Companies, Inc.	294,690	7,788,657

The Gap, Inc. (L)	487,465	11,045,957

Williams-Sonoma, Inc. (L)	198,200	8,027,100

Consumer Staples 3.66%		54,288,497

Beverages 0.64%

Anheuser-Busch InBev NV, ADR (L)	166,030	9,491,935

Food & Staples Retailing 1.83%

Wal-Mart Stores, Inc.	363,535	18,921,997

Walgreen Company	205,420	8,245,559

Tobacco 1.19%

Philip Morris International, Inc.	268,612	17,629,006

Energy 11.72%		173,947,728

Oil, Gas & Consumable Fuels 11.72%

Canadian Natural Resources, Ltd. (L)	163,035	8,058,820

Chevron Corp.	518,045	55,653,574

EOG Resources, Inc. (L)	139,630	16,547,551

12	Disciplined Value Fund | Annual report	See notes to financial statements

	Shares	Value
Oil, Gas & Consumable Fuels (continued)

Exxon Mobil Corp.	199,644	$16,796,050

Noble Energy, Inc.	74,595	7,209,607

Occidental Petroleum Corp.	436,330	45,592,122

PetroBakken Energy, Ltd., Class A	238,920	4,539,480

Royal Dutch Shell PLC, ADR (L)	268,330	19,550,524

Financials 27.10%		402,278,891

Capital Markets 1.32%

Morgan Stanley	449,245	12,273,373

Raymond James Financial, Inc. (L)	191,540	7,324,490

Commercial Banks 6.58%

Barclays PLC, SADR (L)	639,395	11,598,625

PNC Financial Services Group, Inc.	194,035	12,222,265

U.S. Bancorp	987,335	26,095,264

Wells Fargo & Company	1,505,835	47,734,970

Consumer Finance 5.67%

American Express Company	412,356	18,638,491

Capital One Financial Corp. (L)	272,100	14,138,316

Discover Financial Services	967,315	23,331,638

SLM Corp. (I)	1,832,285	28,033,961

Diversified Financial Services 6.68%

Bank of America Corp.	2,531,280	33,741,962

JPMorgan Chase & Company	1,420,180	65,470,298

Insurance 6.85%

ACE, Ltd.	156,039	10,095,723

Berkshire Hathaway, Inc., Class B (I)	565,539	47,296,027

MetLife, Inc.	328,013	14,672,021

Reinsurance Group of America, Inc.	132,055	8,290,413

The Travelers Companies, Inc.	173,304	10,308,122

Validus Holdings, Ltd.	330,421	11,012,932

Health Care 11.67%		173,238,503

Biotechnology 1.12%

Amgen, Inc. (I)	310,675	16,605,579

Health Care Equipment & Supplies 0.52%

Covidien PLC	148,570	7,716,726

Health Care Providers & Services 5.06%

DaVita, Inc. (I)	116,160	9,932,842

Humana, Inc. (I)	377,385	26,394,307

Lincare Holdings, Inc. (L)	248,330	7,365,468

McKesson Corp.	267,085	21,113,069

Omnicare, Inc. (L)	343,600	10,304,564

Pharmaceuticals 4.97%

Johnson & Johnson	450,896	26,715,588

Pfizer, Inc.	2,318,580	47,090,360

See notes to financial statements	Annual report | Disciplined Value Fund	13

	Shares	Value
Industrials 9.16%		$135,936,807

Aerospace & Defense 4.22%

Honeywell International, Inc.	401,010	23,944,307

Huntington Ingalls Industries, Inc. (I)	29,039	1,205,125

Northrop Grumman Corp.	174,235	10,926,277

Raytheon Company	279,620	14,224,269

United Technologies Corp.	144,595	12,239,967

Industrial Conglomerates 2.47%

Koninklijke Philips Electronics NV (L)	337,770	10,866,061

Siemens AG, SADR (L)	75,419	10,358,045

Tyco International, Ltd.	345,535	15,469,602

Machinery 1.05%

Illinois Tool Works, Inc.	211,655	11,370,107

Oshkosh Corp. (I)	119,340	4,222,249

Professional Services 1.42%

Equifax, Inc. (L)	197,860	7,686,861

Manpower, Inc.	213,485	13,423,937

Information Technology 15.58%		231,269,716

Communications Equipment 1.39%

Harris Corp. (L)	416,665	20,666,584

Computers & Peripherals 3.33%

EMC Corp. (I)	465,515	12,359,423

Hewlett-Packard Company	645,198	26,433,762

Seagate Technology PLC (I)	347,240	5,000,256

Western Digital Corp. (I)	150,105	5,597,415

Electronic Equipment, Instruments & Components 2.36%

Avnet, Inc. (I)(L)	386,690	13,182,262

TE Connectivity, Ltd.	628,295	21,877,232

Internet Software & Services 1.65%

eBay, Inc. (I)	559,685	17,372,622

IAC/InterActiveCorp (I)	228,505	7,058,519

IT Services 2.14%

CGI Group, Inc., Class A (I)	801,762	16,780,879

International Business Machines Corp.	46,035	7,506,927

The Western Union Company	358,490	7,445,837

Office Electronics 0.82%

Xerox Corp.	1,150,275	12,250,429

Software 3.89%

Microsoft Corp.	1,352,069	34,288,470

Oracle Corp.	702,700	23,449,099

Materials 2.09%		31,108,305

Chemicals 0.59%

Albemarle Corp.	146,336	8,746,503

Containers & Packaging 0.90%

Ball Corp.	272,210	9,758,729

Rock-Tenn Company, Class A (L)	52,480	3,639,488

14	Disciplined Value Fund | Annual report	See notes to financial statements

		Shares	Value
Metals & Mining 0.60%

Reliance Steel & Aluminum Company		155,133	$8,963,585

Telecommunication Services 0.75%			11,135,939

Wireless Telecommunication Services 0.75%

Vodafone Group PLC, SADR		387,337	11,135,939

Utilities 0.73%			10,798,624

Electric Utilities 0.73%

Edison International		295,125	10,798,624

	Yield (%)	Shares	Value
Securities Lending Collateral 7.01%			$103,991,733

(Cost $103,990,345)

John Hancock Collateral Investment Trust (W)	0.2867 (Y)	10,392,003	103,991,733

		Par value	Value
Short-Term Investments 2.61%			$38,714,000

(Cost $38,714,000)

Repurchase Agreement 2.61%			38,714,000

Repurchase Agreement with State Street Corp. dated 3-31-11 at 0.010% to be repurchased at $38,714,011 on 4-1-11, collateralized by $38,435,000
U.S. Treasury Notes, 3.500% due 5-15-20 (valued at $39,491,963,
including interest)		$38,714,000	38,714,000

Total investments (Cost $1,356,549,303)† 106.63%		$1,582,744,676

Other assets and liabilities, net (6.63%)			($98,361,248)

Total net assets 100.00%		$1,484,383,428

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 3-31-11.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,361,546,930. Net unrealized appreciation aggregated $221,197,746, of which $233,914,505 related to appreciated investment securities and $12,716,759 related to depreciated investment securities.

See notes to financial statements	Annual report | Disciplined Value Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 3-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,252,558,958)
including $101,640,389 of securities loaned (Note 2)	$1,478,752,943
Investments in affiliated issuers, at value (Cost $103,990,345) (Note 2)	103,991,733

Total investments, at value (Cost $1,356,549,303)	1,582,744,676
Cash	959
Receivable for investments sold	8,623,935
Receivable for fund shares sold	4,161,195
Dividends and interest receivable	1,411,202
Receivable for securities lending income	18,385
Other receivables and prepaid expenses	122,200

Total assets	1,597,082,552

Liabilities

Payable for investments purchased	7,376,428
Payable for fund shares repurchased	870,848
Payable upon return of securities loaned (Note 2)	104,021,765
Payable to affiliates
Accounting and legal services fees	28,000
Transfer agent fees	203,750
Distribution and service fees	2,208
Trustees’ fees	4,075
Due to adviser	4,463
Other liabilities and accrued expenses	187,587

Total liabilities	112,699,124

Net assets

Capital paid-in	$1,292,779,756
Undistributed net investment income	1,141,305
Accumulated net realized loss on investments and foreign
currency transactions	(35,733,418)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	226,195,785

Net assets	$1,484,383,428

16	Disciplined Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($600,969,386 ÷ 43,443,912 shares)	$13.83
Class B ($7,961,219 ÷ 598,551 shares)[1]	$13.30
Class C ($30,423,081 ÷ 2,287,156 shares)[1]	$13.30
Class I ($399,330,107 ÷ 29,543,185 shares)	$13.52
Class I2 ($23,101,158 ÷ 1,707,654 shares)	$13.53
Class R1 ($1,386,464 ÷ 102,575 shares)	$13.52
Class R3 ($104,902 ÷ 7,760 shares)	$13.52
Class R4 ($1,045,669 ÷ 77,342 shares)	$13.52
Class R5 ($14,708,741 ÷ 1,087,190 shares)	$13.53
Class ADV ($38,809 ÷ 2,873 shares)	$13.51
Class NAV ($405,313,892 ÷ 29,951,571 shares)	$13.53

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.56

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Disciplined Value Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 3-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$16,489,915
Securities lending	181,284
Interest	5,696
Less foreign taxes withheld	(120,077)

Total investment income	16,556,818

Expenses

Investment management fees (Note 4)	7,538,232
Distribution and service fees (Note 4)	1,263,428
Accounting and legal services fees (Note 4)	138,251
Transfer agent fees (Note 4)	915,311
Trustees’ fees (Note 4)	60,279
State registration fees (Note 4)	179,393
Printing and postage (Note 4)	36,447
Professional fees	109,480
Custodian fees	141,355
Registration and filing fees	120,081
Other	25,895

Total expenses	10,528,152
Less expense reductions (Note 4)	(98,850)

Net expenses	10,429,302

Net investment income	6,127,516

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	37,526,250
Investments in affiliated issuers	(28,118)
Foreign currency transactions	1,905

37,500,037
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	155,605,904
Investments in affiliated issuers	4,189
Translation of assets and liabilities in foreign currencies	379

155,610,472

Net realized and unrealized gain	193,110,509

Increase in net assets from operations	$199,238,025

18	Disciplined Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	3-31-11	3-31-10

Increase (decrease) in net assets

From operations
Net investment income	$6,127,516	$2,671,090
Net realized gain	37,500,037	5,628,114
Change in net unrealized appreciation (depreciation)	155,610,472	84,592,845

Increase in net assets resulting from operations	199,238,025	92,892,049

Distributions to shareholders
From net investment income
Class A	(1,174,517)	(317,909)
Class I	(1,922,243)	(734,059)
Class I2	(119,077)	(422)
Class R3	(34)	—
Class R4	(2,863)	(81)
Class R5	(895)	(164)
Class ADV	(163)	(111)
Class NAV	(2,402,882)	(1,182,121)
From net realized gain
Class A	(2,592,490)	—
Class B	(34,905)	—
Class C	(133,777)	—
Class I	(1,734,582)	—
Class I2	(107,108)	—
Class R1	(5,586)	—
Class R3	(518)	—
Class R4	(4,917)	—
Class R5	(855)	—
Class ADV	(191)	—
Class NAV	(1,991,992)	—

Total distributions	(12,229,595)	(2,234,867)

From Fund share transactions (Note 5)	705,112,078	458,333,062

Total increase	892,120,508	548,990,244

Net assets

Beginning of year	592,262,920	43,272,676

End of year	$1,484,383,428	$592,262,920

Undistributed net investment income	$1,141,305	$634,558

See notes to financial statements	Annual report | Disciplined Value Fund	19

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	3-31-11	3-31-10	3-31-09[1,2]	8-31-08[3]	8-31-07[3]	8-31-06[3]

Per share operating performance

Net asset value, beginning of period	$12.31	$8.09	$12.32	$15.62	$14.77	$15.22
Net investment income[4]	0.05	0.08	0.08	0.15	0.15	0.13
Net realized and unrealized gain (loss)
on investments	1.57	4.18	(4.18)	(1.90)	2.07	1.57
Total from investment operations	1.62	4.26	(4.10)	(1.75)	2.22	1.70
Less distributions
From net investment income	(0.03)	(0.04)	(0.13)	(0.15)	(0.13)	(0.13)
From net realized gain	(0.07)	—	—	(1.40)	(1.24)	(2.02)
Total distributions	(0.10)	(0.04)	(0.13)	(1.55)	(1.37)	(2.15)
Net asset value, end of period	$13.83	$12.31	$8.09	$12.32	$15.62	$14.77
Total return (%)[5]	13.20	52.68[6]	(33.33)[6,7]	(12.29)[6]	15.45[6]	12.14[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$601	$162	$10	$16	$23	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.26	1.76[8]	1.39	1.32	1.46
Expenses net of fee waivers	1.24	1.06	1.00[8]	1.00	1.00	1.11
Expenses net of fee waivers and credits	1.24	1.05	1.00[8]	1.00	1.00	1.11
Net investment income	0.38	0.74	1.45[8]	1.10	0.95	0.87
Portfolio turnover (%)	50	59	52[9]	78	62	58

1 For the seven-month period ended 3-31-09. The Fund changed its fiscal year end from August 31 to March 31.
2 After the close of business on 12-19-08, holders of Investor share class of the former Robeco Large Cap Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Value Fund. These shares were first offered on 12-22-08. Additionally, the accounting and performance history of the Investor share class of the Predecessor Fund was redesignated as that of John Hancock Disciplined Value Fund Class A.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 Does not reflect the effect of sales charges, if any.
6 Total returns would have been lower had certain expenses not been reduced during the periods shown.
7 Not annualized.
8 Annualized.
9 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

20	Disciplined Value Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of period	$11.91	$7.88	$8.82
Net investment income (loss)[2]	(0.05)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.51	4.06	(0.96)
Total from investment operations	1.46	4.03	(0.94)
Less distributions
From net realized gain	(0.07)	—	—
Net asset value, end of period	$13.30	$11.91	$7.88
Total return (%)[3,4]	12.28	51.14	(10.66)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$8	$5	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.27	2.58	4.24[7]
Expenses net of fee waivers	2.05	2.12	2.07[7]
Expenses net of fee waivers and credits	2.05	2.05	2.05[7]
Net investment income (loss)	(0.45)	(0.25)	1.18[7]
Portfolio turnover (%)	50	59	52[8]

1 The inception date for Class B shares is 12-22-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

CLASS C SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of period	$11.91	$7.87	$8.82
Net investment income (loss)[2]	(0.05)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.51	4.07	(0.97)
Total from investment operations	1.46	4.04	(0.95)
Less distributions
From net realized gain	(0.07)	—	—
Net asset value, end of period	$13.30	$11.91	$7.87
Total return (%)[3,4]	12.28	51.33	(10.77)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$30	$19	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.07	2.24	4.41[7]
Expenses net of fee waivers	2.05	2.08	2.06[7]
Expenses net of fee waivers and credits	2.05	2.05	2.05[7]
Net investment income (loss)	(0.45)	(0.27)	1.26[7]
Portfolio turnover (%)	50	59	52[8]

1 The inception date for Class C shares is 12-22-08.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

See notes to financial statements	Annual report | Disciplined Value Fund	21

CLASS I SHARES Period ended	3-31-11	3-31-10	3-31-09[1,2]	8-31-08[3]	8-31-07[3]	8-31-06[3]

Per share operating performance

Net asset value, beginning of period	$12.03	$7.90	$12.08	$15.34	$14.53	$15.00
Net investment income[4]	0.09	0.11	0.09	0.18	0.20	0.16
Net realized and unrealized gain (loss)
on investments	1.54	4.08	(4.10)	(1.84)	2.02	1.55
Total from investment operations	1.63	4.19	(4.01)	(1.66)	2.22	1.71
Less distributions
From net investment income	(0.07)	(0.06)	(0.17)	(0.20)	(0.17)	(0.16)
From net realized gain	(0.07)	—	—	(1.40)	(1.24)	(2.02)
Total distributions	(0.14)	(0.06)	(0.17)	(1.60)	(1.41)	(2.18)
Net asset value, end of period	$13.52	$12.03	$7.90	$12.08	$15.34	$14.53
Total return (%)	13.66	53.14[5]	(33.33)[5,6]	(11.99)[5]	15.70[5]	12.43[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$399	$158	$33	$44	$43	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.88	1.37[7]	1.14	1.07	1.22
Expenses net of fee waivers	0.86	0.80	0.75[7]	0.75	0.75	0.86
Expenses net of fee waivers and credits	0.86	0.80	0.75[7]	0.75	0.75	0.86
Net investment income	0.75	1.01	1.72[7]	1.37	1.20	1.11
Portfolio turnover (%)	50	59	52[8]	78	62	58

1 For the seven-month period ended 3-31-09. The Fund changed its fiscal year end from August 31 to March 31.
2 After the close of business on 12-19-08, holders of Institutional share class of the former Robeco Large Cap Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of the John Hancock Disciplined Value Fund. These shares were first offered on 12-22-08. Additionally, the accounting and performance history of the Institutional share class of the Predecessor Fund was redesignated as that of John Hancock Disciplined Value Fund Class I.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.
8 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

CLASS I2 SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of period	$12.04	$7.90	$8.82
Net investment income[2]	0.09	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.54	4.09	(0.97)
Total from investment operations	1.63	4.20	(0.92)
Less distributions
From net investment income	(0.07)	(0.06)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.14)	(0.06)	—
Net assets, end of period (in millions)	$13.53	$12.04	$7.90
Total return (%)[3]	13.65	53.27	(10.43)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$23	$19	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	1.13	5.08[6]
Expenses net of fee waivers	0.85	0.75	0.75[6]
Expenses net of fee waivers and credits	0.85	0.75	0.75[6]
Net investment income	0.74	0.99	2.23[6]
Portfolio turnover (%)	50	59	52[7]

1 The inception date for Class I2 shares is 12-22-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

22	Disciplined Value Fund | Annual report	See notes to financial statements

CLASS R1 SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of period	$12.05	$9.01
Net investment income[2]	—[3]	0.02
Net realized and unrealized gain on investments	1.54	3.02
Total from investment operations	1.54	3.04
Less distributions
From net realized gain	(0.07)	—
Net asset value, end of period	$13.52	$12.05
Total return (%)[4]	12.80	33.74[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.21	2.96[7]
Expenses net of fee waivers	1.61	1.50[7]
Expenses net of fee waivers and credits	1.61	1.50[7]
Net investment income	0.01	0.29[7]
Portfolio turnover (%)	50	59[8]

1 The inception date for Class R1 shares is 7-13-09.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

CLASS R3 SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of period	$12.04	$8.98
Net investment income[2]	0.01	0.04
Net realized and unrealized gain on investments	1.54	3.02
Total from investment operations	1.55	3.06
Less distributions
From net investment income	—[3]	—
From net realized gain	(0.07)	—
Total distributions	(0.07)	—
Net asset value, end of period	$13.52	$12.04
Total return (%)[4]	12.93	34.08[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$105	$38
Ratios (as a percentage of average net assets):
Expenses before reductions	20.34	10.23[6]
Expenses net of fee waivers	1.52	1.40[6]
Expenses net of fee waivers and credits	1.52	1.40[6]
Net investment income	0.10	0.43[6]
Portfolio turnover (%)	50	59[7]

1 The inception date for Class R3 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

See notes to financial statements	Annual report | Disciplined Value Fund	23

CLASS R4 SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of period	$12.04	$8.98
Net investment income[2]	0.05	0.07
Net realized and unrealized gain on investments	1.54	3.02
Total from investment operations	1.59	3.09
Less distributions
From net investment income	(0.04)	(0.03)
From net realized gain	(0.07)	—
Total distributions	(0.11)	(0.03)
Net asset value, end of period	$13.52	$12.04
Total return (%)[3]	13.25	34.42[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.81	2.88[5]
Expenses net of fee waivers	1.20	1.10[5]
Expenses net of fee waivers and credits	1.20	1.10[5]
Net investment income	0.40	0.75[5]
Portfolio turnover (%)	50	59[6]

1 The inception date for Class R4 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

CLASS R5 SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of period	$12.04	$8.98
Net investment income[2]	0.08	0.10
Net realized and unrealized gain on investments	1.55	3.02
Total from investment operations	1.63	3.12
Less distributions
From net investment income	(0.07)	(0.06)
From net realized gain	(0.07)	—
Total distributions	(0.14)	(0.06)
Net asset value, end of period	$13.53	$12.04
Total return (%)[3]	13.61	34.77[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$15	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	9.54[6]
Expenses net of fee waivers	0.94	0.80[6]
Expenses net of fee waivers and credits	0.94	0.80[6]
Net investment income	0.59	1.03[6]
Portfolio turnover (%)	50	59[7]

1 The inception date for Class R5 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

24	Disciplined Value Fund | Annual report	See notes to financial statements

CLASS ADV SHARES Period ended	3-31-11	3-31-10	3-31-09[1]

Per share operating performance

Net asset value, beginning of period	$12.03	$7.90	$8.82
Net investment income[2]	0.07	0.09	0.04
Net realized and unrealized gain (loss) on investments	1.53	4.08	(0.96)
Total from investment operations	1.60	4.17	(0.92)
Less distributions
From net investment income	(0.05)	(0.04)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.12)	(0.04)	—
Net asset value, end of period	$13.51	$12.03	$7.90
Total return (%)[3]	13.42	52.81	(10.43)[4]

Ratios and supplemental data

Net assets, end of period (in thousands)	$39	$34	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	45.27	31.79	3.21[5]
Expenses net of fee waivers and credits	1.00	1.00	1.00[5]
Expenses net of fee waivers	1.00	1.00	1.00[5]
Net investment income	0.59	0.84	1.96[5]
Portfolio turnover (%)	50	59	52[6]

1 The inception date for Class ADV shares is 12-22-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 9-1-08 to 3-31-09.

CLASS NAV SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of period	$12.04	$9.18
Net investment income[2]	0.10	0.10
Net realized and unrealized gain on investments	1.54	2.82
Total from investment operations	1.64	2.92
Less distributions
From net investment income	(0.08)	(0.06)
From net realized gain	(0.07)	—
Total distributions	(0.15)	(0.06)
Net asset value, end of period	$13.53	$12.04
Total return (%)	13.71	31.89[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$405	$228
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.83[5]
Expenses net of fee waivers	0.79	0.75[5]
Expenses net of fee waivers and credits	0.79	0.75[5]
Net investment income	0.82	1.05[5]
Portfolio turnover (%)	50	59[6]

1 The inception date for Class NAV shares is 5-29-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 4-1-09 to 3-31-10.

See notes to financial statements	Annual report | Disciplined Value Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class I2 and Class ADV shares are closed to new investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, printing and postage, transfer agent fees and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

The Fund is the accounting and performance successor of the Robeco Boston Partners Large Cap Value Fund (the Predecessor Fund). On December 19, 2008, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class I shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2011, all investments of the Fund are categorized as Level 1 under the hierarchy described above, except repurchase agreements, which are Level 2. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

26	Disciplined Value Fund | Annual report

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

Annual report | Disciplined Value Fund	27

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, printing and postage, transfer agent fees and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $58,898,901 available to offset future net realized capital gains as of March 31, 2011. Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year. The loss carryforward expires as follows: March 31, 2016 — $16,285,226 and March 31, 2017 — $42,613,675.

It is estimated that $50,300,349 of the loss carryforwards, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended March 31, 2011 and year ended March 31, 2010 was as follows:

	MARCH 31, 2011	MARCH 31, 2010

Ordinary Income	$5,622,674	$2,234,867
Long-Term Capital Gain	6,606,921	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $1,423,696 of undistributed ordinary income and $27,882,471 of long-term capital gains.

28	Disciplined Value Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.750% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.725% of the next $500,000,000; (c) 0.700% of the next $500,000,000; (d) 0.675% of the next $1,000,000,000; and (e) 0.650% of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with Robeco Investment Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.73% of the Fund’s average daily net assets.

The Adviser has agreed to reimburse or limit certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses, shareholder services fees and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The reimbursements and limits are such that these expenses will not exceed 1.30%, 2.05%, 2.05%, 0.90%, 0.85%, 1.64%, 1.54%, 1.24%, 0.94% and 1.00% for Class A, Class B, Class C, Class I, Class I2, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively. The expense reimbursements and limits will continue in effect until June 30, 2011 for Class A, Class B, Class C, Class I2 and Class ADV shares and July 31, 2011 for Class R1, Class R3, Class R4 and Class R5 shares. Prior to August 1, 2010, the fee waivers and/or reimbursements were such that the above expenses would not exceed 1.50%, 1.40%, 1.10% and 0.80% for Class R1, Class R3, Class R4 and Class R5 shares, respectively.

Accordingly, these expense reductions amounted to $13,433, $4,127, $13,962, $13,710, $13,845, $14,172, $10,366 and $15,235 for Class B, Class C, Class I2, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and

Annual report | Disciplined Value Fund	29

recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended March 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

A	0.30%	—
B	1.00%	—
C	1.00%	—
R1	0.50%	0.25%
R3	0.50%	0.15%
R4	0.25%	0.10%
R5	—	0.05%
ADV	0.25%	—

Currently, only 0.25% is charged to Class A shares for 12b-1 fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $467,774 for the year ended March 31, 2011. Of this amount, $65,369 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $398,794 was paid as sales commissions to broker-dealers and $3,611 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2011, CDSCs received by the Distributor amounted to $10,416 and $8,685 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. Class NAV shares do not pay transfer agent fees. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services

30	Disciplined Value Fund | Annual report

receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, B, C, R1, R3, R4, R5 and ADV shares and 0.04% for Class I and Class I2 shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for Class A, B, C, I, I2, R1, R3, R4 and R5 shares. Class ADV shares were not assessed these monthly fees.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$963,126	$706,331	$32,630	$25,997
Class B	60,698	12,858	15,477	890
Class C	230,394	44,801	16,508	2,719
Class I	—	137,527	29,973	5,535
Class I2	—	10,231	14,657	818
Class R1	5,851	929	13,866	130
Class R3	368	229	13,750	34
Class R4	2,885	635	14,159	97
Class R5	20	1,351	13,750	44
Class ADV	86	419	14,623	183
Total	$1,263,428	$915,311	$179,393	$36,447

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended March 31, 2011 and 2010 were as follows:

	Year ended 3-31-11		Year ended 3-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	36,716,106	$445,364,310	11,661,288	$132,046,024
Issued in reorganization (Note 7)	—	—	1,765,491	16,252,306
Distributions reinvested	286,656	3,680,665	26,373	304,610
Repurchased	(6,747,902)	(84,227,777)	(1,471,480)	(16,576,033)

Net increase	30,254,860	$364,817,198	11,981,672	$132,026,907

Annual report | Disciplined Value Fund	31

	Year ended 3-31-11		Year ended 3-31-10
	Shares	Amount	Shares	Amount
Class B shares

Sold	243,352	$2,966,977	170,090	$1,774,402
Issued in reorganization (Note 7)	—	—	301,474	2,694,363
Distributions reinvested	2,470	30,553	—	—
Repurchased	(87,333)	(1,047,461)	(60,848)	(655,998)

Net increase	158,489	$1,950,069	410,716	$3,812,767

Class C shares

Sold	1,078,990	$13,057,994	936,552	$10,261,715
Issued in reorganization (Note 7)	—	—	785,159	7,017,238
Distributions reinvested	8,799	108,844	—	—
Repurchased	(384,621)	(4,559,653)	(199,589)	(2,167,113)

Net increase	703,168	$8,607,185	1,522,122	$15,111,840

Class I shares

Sold	19,998,813	$232,555,941	14,153,339	$142,031,860
Issued in reorganization (Note 7)	—	—	554,639	4,991,870
Distributions reinvested	273,381	3,425,460	61,516	693,903
Repurchased	(3,865,108)	(47,125,267)	(5,776,844)	(59,398,021)

Net increase	16,407,086	$188,856,134	8,992,650	$88,319,612

Class I2 shares

Sold	157,294	$1,966,666	1,612,432	$17,985,940
Distributions reinvested	17,994	225,645	16	180
Repurchased	(18,139)	(225,000)	(64,777)	(734,120)

Net increase	157,149	$1,967,311	1,547,671	$17,252,000

Class R1 shares

Sold	88,526	$1,050,353	17,629	$186,389
Issued in reorganization (Note 7)	—	—	14,527	130,825
Distributions reinvested	445	5,586	—	—
Repurchased	(12,676)	(152,985)	(5,876)	(69,405)

Net increase	76,295	$902,954	26,280	$247,809[1]

Class R3 shares

Sold	7,879	$97,121	3,148	$28,978
Distributions reinvested	28	353	—	—
Repurchased	(3,295)	(44,100)	—	—

Net increase	4,612	$53,374	3,148	$28,978[2]

Class R4 shares

Sold	39,785	$482,048	66,865	$724,084
Distributions reinvested	620	7,780	—	—
Repurchased	(22,003)	(271,391)	(7,925)	(92,454)

Net increase	18,402	$218,437	58,940	$631,630[2]

Class R5 shares

Sold	1,183,682	$15,138,724	3,584	$34,031
Distributions reinvested	109	1,366	—	—
Repurchased	(99,788)	(1,314,672)	(397)	(4,500)

Net increase	1,084,003	$13,825,418	3,187	$29,531[2]

32	Disciplined Value Fund | Annual report

	Year ended 3-31-11		Year ended 3-31-10
	Shares	Amount	Shares	Amount
Class ADV shares

Distributions reinvested	29	$354	10	$111

Net increase	29	$354	10	$111

Class NAV shares

Sold	11,061,089	$124,314,742	19,018,330	$202,006,891
Distributions reinvested	350,468	4,394,874	104,798	1,182,121
Repurchased	(384,097)	(4,795,972)	(199,017)	(2,317,135)

Net increase	11,027,460	$123,913,644	18,924,111	$200,871,877[3]

Net increase	59,891,553	$705,112,078	43,470,507	$458,333,062

1 Period from 7-13-09 (inception date) to 3-31-10.
2 Period from 5-22-09 (inception date) to 3-31-10.
3 Period from 5-29-09 (inception date) to 3-31-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class ADV and Class NAV on March 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $1,163,640,067 and $494,063,914, respectively, for the year ended March 31, 2011.

Note 7 — Reorganization

On July 1, 2009, the shareholders of John Hancock Classic Value Fund II (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of John Hancock Disciplined Value Fund (the Acquiring Fund).

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for a representative amount of shares of the Acquiring Fund; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to consolidate the Acquired Fund with a similar fund. The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The reorganization was effective immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on July 10, 2009.

The following outlines the reorganization:

				SHARES	SHARES
		ACQUIRED NET	DEPRECIATION	REDEEMED	ISSUED	ACQUIRING	ACQUIRING
		ASSET VALUE OF	OF ACQUIRED	BY THE	BY THE	FUND NET	FUND TOTAL NET
ACQUIRING	ACQUIRED	THE ACQUIRED	FUND’S	ACQUIRED	ACQUIRING	ASSETS PRIOR TO	ASSETS AFTER
FUND	FUND	FUND	INVESTMENTS	FUND	FUND	COMBINATION	COMBINATION

Disciplined	Classic	$31,086,602	$2,067,505	6,066,189	3,421,290	$146,891,793	$177,978,395
Value Fund	Value
Fund II

Annual report | Disciplined Value Fund	33

Assuming the acquisition had been completed on April 1, 2009, the beginning of the annual reporting period, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2010 were as follows:

Net investment income	$2,747,253
Net realized and unrealized gain	113,536,316
Increase (decrease) in net assets from operations	116,283,569

See Note 5 for capital shares issued in connection with the above referenced reorganization.

34	Disciplined Value Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Fund (the “Fund”) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the fiscal periods ending March 31, 2009, 2010 and 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Fund for periods ending on or before August 31, 2008 were audited by another independent registered public accounting firm, whose report dated October 30, 2008 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

Annual report | Disciplined Value Fund	35

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates distributions to shareholders of $6,606,921 as a long-term capital gain dividend for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

36	Disciplined Value Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2006	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Charles L. Ladner,[2] Born: 1938	2006	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Disciplined Value Fund	37

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2006	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

38	Disciplined Value Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2006

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Annual report | Disciplined Value Fund	39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman
Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

40	Disciplined Value Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management
James F. Carlin	Services, LLC
William H. Cunningham
Deborah C. Jackson*	Subadviser
Charles L. Ladner, Vice Chairperson*	Robeco Investment Management, Inc.
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Disciplined Value Fund	41

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Disciplined Value Fund.	3400A 3/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	5/11

John Hancock

Core High Yield Fund

Annual Report

3.31.11

John Hancock Core High Yield Fund

Management’s discussion of Fund performance	..................................................................................................	Page 3
A look at performance	..................................................................................................	Page 4
Your expenses	..................................................................................................	Page 6
Portfolio summary	..................................................................................................	Page 7
Portfolio of investments	..................................................................................................	Page 8
Financial statements	..................................................................................................	Page 11
Financial highlights	..................................................................................................	Page 14
Notes to financial statements	..................................................................................................	Page 16
Trustees and Officers	..................................................................................................	Page 23
More information	..................................................................................................	Page 31

2

John Hancock Core High Yield Fund

Management’s Discussion of Fund Performance
By John Hancock Asset Management (formerly MFC Global Investment Management (U.S.A.) Limited) 1

Despite substantial volatility, the high-yield market produced strong results in the 12 months ended March 31, 2011, returning 14.14% as measured by the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. May 2010 was the weakest month, as markets came to grips with sovereign debt issues in southern Europe and the possibility of a double-dip recession in the U.S. economy. July was the strongest month. Within the high-yield market, lower-rated paper outperformed higher-rated issues.

For this 12-month period, John Hancock Core High Yield Fund’s Class A shares returned 19.34% at net asset value, outperforming the 14.14% return of its benchmark index, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, and the average 13.58% return of Morningstar, Inc.’s high-yield bond fund category.

Portfolio Review

The Fund’s performance was enhanced by credit-quality focus, new issues and security selection. At March 31, 2011, the Fund’s largest sector overweights relative to the benchmark were consumer products, energy and gaming. The financial sector was the largest underweight. The Fund’s average credit rating remained stable throughout the period at B-.

Some of the better-performing securities were issued by MTR Gaming Group, Inc. and Circus Circus, a casino owned by Mandalay Resort Group. MTR Gaming, a hospitality company based in Chester, West Virginia, holds (mostly through several subsidiaries) hotels, casinos and sports facilities. The company continues to actively look for additional opportunities for acquisitions. Circus Circus and Mandalay Resort Group are under the MGM Resorts International umbrella. The Fund’s largest detractor from performance was Dynegy Holdings, Inc.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund's performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

1 Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3

A look at performance

Core High Yield Fund
For the period ended March 31, 2011

									SEC 30-day	SEC 30-day yield
	Average annual total returns (%)				Cumulative returns (%)				yield (%)	(%)
	with maximum sales charge (POP)				with maximum sales charge (POP)				(subsidized)	(unsubsidized)[2]

	1-	5-	10-	Since	1-year	5-year	10-	Since	as of	as of
	year	year	year	Inception[1]			year	Inception[1]	3-31-11	3-31-11

A	13.94	-	-	24.56	13.94	-	-	52.46	6.93	6.21

I3	19.87	-	-	28.03	19.87	-	-	60.72	7.64	6.62

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 4.5%. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 7-31-11. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I

Net (%)	1.25	0.84

Gross (%)	1.60	3.57

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on following page.

4

A look at performance

Class I3

Began	4-30-09

NAV	$16,072

POP	$16,072

Index	$16,357

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 From 4-30-09.
2 Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.
3 For certain types of investors, as described in the Fund’s prospectuses.
4 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | Core High Yield Fund
5

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (if applicable), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,094.40	$6.27

Class I	1,000.00	1,097.20	4.39

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.90	$6.04

Class I	1,000.00	1,020.70	4.23

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.20% and 0.84% for Class A and Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

Core High Yield Fund

Portfolio Summary
Value as a
percentage of
Top 10 Issuers[1] (46.3% of Net Assets)	Fund's net assets
MTR Gaming Group, Inc., Series B	5.5%
Columbus International, Inc.	5.1%
Offshore Group Investments, Ltd.	4.9%
TMX Finance LLC/TitleMax Finance Corp.	4.9%
Southern States Cooperative, Inc.	4.8%
Connacher Oil and Gas, Ltd.	4.7%
BioScrip, Inc.	4.6%
Mandalay Resort Group	4.4%
Kratos Defense & Security Solutions, Inc.	3.9%
UPM-Kymmene OYJ	3.5%

Value as a
percentage of
Sector Composition[2]	Fund's net assets
Consumer Discretionary	26%
Energy	17%
Financials	13%
Consumer Staples	11%
Industrials	10%
Health Care	9%
Telecommunication Services	6%
Materials	5%
Information Technology	2%
Utilities	1%

Value as a
percentage of
Portfolio Diversification	Fund's net assets
Corporate Bonds	99%
Convertible Bonds	1%

Value as a
percentage of
Country Composition	Fund's net assets
United States	69%
Canada	11%
Barbados	5%
Cayman Islands	5%
Finland	3%
Bermuda	3%
Nigeria	2%
Italy	2%

Value as a
percentage of
Quality Composition[3]	Fund’s net assets
BB	18%
B	67%
CCC & Below	13%
Not Rated	2%

1 Cash and cash equivalents are not included in Top 10 Issuers.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. Not Rated securities are those with no ratings available. They may have internal ratings similar to those shown. All as of 3-31-11 and do not reflect subsequent changes.

7

Core High Yield Fund
As of 3-31-11

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 98.87%				$16,839,173

(Cost $15,112,015)

Consumer Discretionary 26.04%				4,434,812

Auto Components 1.54%
Uncle Acquisition 2010 Corp. (S)	8.625	02/15/19	$250,000	262,500

Diversified Consumer Services 6.70%
Bankrate, Inc. (S)	11.750	07/15/15	500,000	568,750
Trans Union LLC/TransUnion Financing Corp. (S)	11.375	06/15/18	500,000	571,250

Hotels, Restaurants & Leisure 12.10%
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17	250,000	284,062
Mandalay Resort Group	7.625	07/15/13	750,000	742,500
Marina District Finance Company, Inc. (S)	9.875	08/15/18	100,000	104,625
MTR Gaming Group, Inc., Series B	9.000	06/01/12	1,000,000	930,000

Media 5.70%
AMO Escrow Corp. (S)	11.500	12/15/17	100,000	106,750
Columbus International, Inc. (S)	11.500	11/20/14	750,000	864,375

Consumer Staples 10.82%				1,843,750

Food Products 7.85%
Reddy Ice Corp.	11.250	03/15/15	500,000	521,250
Southern States Cooperative, Inc. (S)	11.250	05/15/15	750,000	815,625

Tobacco 2.97%
Alliance One International, Inc.	10.000	07/15/16	500,000	506,875

Energy 17.51%				2,981,687

Energy Equipment & Services 10.88%
Allis-Chalmers Energy, Inc.	9.000	01/15/14	500,000	510,625
Geokinetics Holdings USA, Inc.	9.750	12/15/14	250,000	240,312
Offshore Group Investments, Ltd.	11.500	08/01/15	750,000	832,500
Pioneer Drilling Company	9.875	03/15/18	250,000	268,750

Oil, Gas & Consumable Fuels 6.63%
Connacher Oil and Gas, Ltd. (S)	10.250	12/15/15	750,000	795,000
Gibson Energy ULC/GEP Midstream Finance Corp.	11.750	05/27/14	300,000	334,500

Financials 13.03%				2,218,735

Diversified Financial Services 9.42%
CNG Holdings, Inc. (S)	12.250	02/15/15	200,000	223,000
Reliance Intermediate Holdings LP (S)	9.500	12/15/19	500,000	548,750
TMX Finance LLC/TitleMax Finance Corp. (S)	13.250	07/15/15	750,000	832,500

Real Estate Management & Development 3.61%
CB Richard Ellis Services, Inc.	11.625	06/15/17	100,000	118,000
Kennedy-Wilson, Inc. (S)	8.750	04/01/19	500,000	496,485

Health Care 9.02%				1,537,002

Health Care Equipment & Supplies 1.59%
Apria Healthcare Group, Inc.	12.375	11/01/14	250,000	271,563

Health Care Providers & Services 7.43%
American Renal Holdings Company, Inc.	8.375	05/15/18	100,000	105,500
BioScrip, Inc.	10.250	10/01/15	750,000	780,938
OnCure Holdings, Inc.	11.750	05/15/17	175,000	175,438

See notes to financial statements
8

Core High Yield Fund
As of 3-31-11

		Maturity
	Rate (%)	date	Par value	Value
Health Care (continued)

Radiation Therapy Services, Inc.	9.875	04/15/17	$150,000	$153,000
Radnet Management, Inc.	10.375	04/01/18	50,000	50,563

Industrials 8.36%				1,423,937

Aerospace & Defense 3.88%
Kratos Defense & Security Solutions, Inc.	10.000	06/01/17	600,000	661,500

Commercial Services & Supplies 1.22%
Casella Waste Systems, Inc. (S)	7.750	02/15/19	100,000	100,000
Garda World Security Corp. (S)	9.750	03/15/17	100,000	107,750

Marine 1.69%
Commercial Barge Line Company	12.500	07/15/17	250,000	288,125

Trading Companies & Distributors 1.57%
FGI Operating Company, Inc.	10.250	08/01/15	250,000	266,562

Information Technology 1.65%				280,625

IT Services 1.65%
Unisys Corp.	12.500	01/15/16	250,000	280,625

Materials 4.74%				806,750

Chemicals 0.60%
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. (S)	8.375	03/01/18	100,000	102,000

Metals & Mining 0.65%
Novelis, Inc. (S)	8.750	12/15/20	100,000	110,000

Paper & Forest Products 3.49%
UPM-Kymmene OYJ (S)	7.450	11/26/27	600,000	594,750

Telecommunication Services 6.47%				1,102,500

Diversified Telecommunication Services 6.47%
Broadview Networks Holdings, Inc.	11.375	09/01/12	250,000	245,000
Global Crossing, Ltd.	12.000	09/15/15	500,000	570,000
Wind Acquisition Finance SA (S)	11.750	07/15/17	250,000	287,500

Utilities 1.23%				209,375

Independent Power Producers & Energy Traders 1.23%
Dynegy Holdings, Inc.	8.375	05/01/16	250,000	209,375

Convertible Bonds 1.78%				$303,000

(Cost $294,206)

Industrials 1.78%				303,000

Sea Trucks Group (10.000% Steps up to 11.000% on
7-31-12)	10.000	01/31/15	300,000	303,000

See notes to financial statements
9

Core High Yield Fund
As of 3-31-11

	Par value	Value

Short-Term Investments 0.76%		$130,000

(Cost $130,000)

Repurchase Agreement 0.76%		130,000

Repurchase Agreement with State Street Corp. dated 3-31-11 at
0.010% to be repurchased at $130,000 on 4-1-11, collateralized by
$135,000 U.S. Treasury Bills, 1.000% due 4-30-12 (valued at
$136,507, including interest)	$130,000	130,000

Total investments (Cost $15,536,221)† 101.41%		$17,272,173

Other assets and liabilities, net (1.41%)		($240,495)

Total net assets 100.00%		$17,031,678

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,491,610 or 43.99% of the Fund's net assets as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $15,536,279. Net unrealized appreciation aggregated $1,735,894, of which $1,745,667 related to appreciated investment securities and $9,773 related to depreciated investment securities.

The portfolio had the following country concentration as a percentage of total net assets on 3-31-11:

United States	69%
Canada	11%
Barbados	5%
Cayman Islands	5%
Finland	3%
Bermuda	3%
Nigeria	2%
Italy	2%

See notes to financial statements
10

Core High Yield Fund

Statement of Assets and Liabilities — 3-31-11

Assets

Investments in unaffiliated issuers, at value
(Cost $15,406,221)	$17,142,173
Repurchase agreements, at value (Cost $130,000)	130,000

Total investments, at value (Cost $15,536,221)	17,272,173

Cash	136,613
Receivable for investments sold	1,255,938
Dividends and interest receivable	427,722
Receivable due from adviser	215
Other receivables and prepaid expenses	694

Total assets	19,093,355

Liabilities

Payable for investments purchased	1,869,923
Distributions payable	135,094
Payable to affiliates
Accounting and legal services fees	548
Transfer agent fees	5,175
Trustees' fees	74
Other liabilities and accrued expenses	50,863

Total liabilities	2,061,677

Net assets

Capital paid-in	$14,988,504
Accumulated undistributed net investment income	5,697
Accumulated net realized gain on investments	301,525
Net unrealized appreciation (depreciation) on
investments	1,735,952

Net assets	$17,031,678

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number of
shares authorized with no par value
Class A ($17,003,290 ÷ 1,497,500 shares)	$11.35
Class I ($28,388 ÷ 2,500 shares)	$11.36

Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[1]	$11.88

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.
11

Core High Yield Fund

Statement of Operations — For the year ended 3-31-11

Investment income

Interest	$1,956,076
Less foreign taxes withheld	(500)

Total investment income	1,955,576

Expenses

Investment management fees (Note 4)	113,559
Distribution and service fees (Note 4)	43,603
Accounting and legal services fees (Note 4)	2,852
Transfer agent fees (Note 4)	24,692
Trustees' fees (Note 4)	1,533
State registration fees (Note 4)	69
Professional fees	51,841
Custodian fees	12,574
Registration and filing fees	19,357
Other	86

Total expenses	270,166

Less expense reductions (Note 4)	(59,709)

Net expenses	210,457

Net investment income	1,745,119

Realized and unrealized gain

Net realized gain on
Investments	1,053,074
Change in net unrealized appreciation
(depreciation) of
Investments	298,683

Net realized and unrealized gain	1,351,757

Increase in net assets from operations	$3,096,876

The accompanying notes are an integral part of the financial statements.
12

Core High Yield Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	3-31-11	3-31-10
Increase (decrease) in net assets

From operations
Net investment income	$1,745,119	$1,481,237
Net realized gain	1,053,074	1,893,102
Change in net unrealized appreciation
(depreciation)	298,683	1,437,269

Increase in net assets resulting from
operations	3,096,876	4,811,608

Distributions to shareholders
From net investment income
Class A	(1,775,169)	(1,474,324)
Class I	(3,068)	(2,530)
From net realized gain
Class A	(1,675,553)	(941,793)
Class I	(2,797)	(1,572)

Total distributions	(3,456,587)	(2,420,219)

From Fund share transactions (Note 5)	—	15,000,000

Total increase (decrease)	(359,711)	17,391,389

Net assets

Beginning of year	17,391,389	—

End of year	$17,031,678	$17,391,389

Accumulated undistributed net investment
income	$5,697	$17,569

The accompanying notes are an integral part of the financial statements.
13

Core High Yield Fund
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of year	$11.59	$10.00
Net investment income[2]	1.16	0.99
Net realized and unrealized gain on investments	0.92	2.21

Total from investment operations	2.08	3.20

Less distributions
From net investment income	(1.20)	(0.98)
From net realized gain	(1.12)	(0.63)

Total distributions	(2.32)	(1.61)

Net asset value, end of year	$11.35	$11.59

Total return (%)[3]	19.34	33.75[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.36[5]
Expenses net of fee waivers	1.21	1.13[5]
Net investment income	9.99	9.82[5]
Portfolio turnover (%)	207	389

1 Period from 4-30-09 (inception date) to 3-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

The accompanying notes are an integral part of the financial statements.
14

Core High Yield Fund
Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of year	$11.59	$10.00
Net investment income[2]	1.21	1.02
Net realized and unrealized gain on investments	0.92	2.20

Total from investment operations	2.13	3.22

Less distributions
From net investment income	(1.24)	(1.00)
From net realized gain	(1.12)	(0.63)

Total distributions	(2.36)	(1.63)

Net asset value, end of year	$11.36	$11.59

Total return (%)[3]	19.87	34.08[4]

Ratios and supplemental data

Net assets, end of year (in thousands)	$28	$29
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	3.52[5]
Expenses net of fee waivers	0.85	0.85[5]
Net investment income	10.35	10.10[5]
Portfolio turnover (%)	207	389

1 Period from 4-30-09 (inception date) to 3-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

The accompanying notes are an integral part of the financial statements.
15

Core High Yield Fund
Notes to financial statements

Note 1 - Organization

John Hancock Core High Yield Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek total return, consisting of a high level of current income and capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund.

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2011, all investments are categorized as Level 2 under the hierarchy described above. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

16

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

17

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010

Ordinary Income	$3,318,242	$2,420,219

Long-Term Capital Gains	138,345	-

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $189,635 of undistributed ordinary income and $117,695 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds and tender consent fees.

Note 3 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 - Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $250,000,000 of the Fund’s average daily net assets; (b) 0.625% of the next $250,000,000 of the Fund’s average daily net assets; (c) 0.600% of the next $500,000,000 of the Fund’s average daily net assets; (d) 0.550% of the next $1,500,000,000 of the Fund’s average daily net assets; and (e) 0.525% of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly MFC Global Investment Management (U.S.A.) Limited), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.65% of the Fund’s average daily net assets.

18

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.25% for Class A and 0.84% for Class I shares. The fee waivers and/or reimbursements will continue in effect until July 31, 2011. Prior to July 1, 2010, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.25% for Class A and 0.85% for Class I shares. In addition, the Adviser has voluntarily agreed to limit the Fund’s total expenses, excluding transfer agent fees, distribution and service fees, brokerage commissions, interest and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, to 0.19% of the Fund’s average daily net assets, on an annual basis. The voluntary fee waiver and/or reimbursement may be amended or terminated at any time by the Adviser.

Accordingly, the expense reductions or reimbursements related to these agreements were $59,563 and $146 for Class A and Class I shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2011, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to an annual rate of 0.30% of average daily net assets for Class A shares for distribution and service fees. Currently, only 0.25% is charged to Class A shares for distribution and service fees.

Sales charges. Class A shares are assessed up-front sales charges which result in payments to the Distributor. For the year ended March 31, 2011, no sales charges were assessed.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.015% for Class A and Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $17.50 per shareholder account for all share classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

19

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees

Class A	$43,603	$24,678	$35
Class I	-	14	34
Total	$43,603	$24,692	$69

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates - Trustees' fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 5 - Fund share transactions

Transactions in Fund shares for the years ended March 31, 2011 and 2010 were as follows:

	Year ended		Year ended
	3-31-11		3-31-10[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	1,497,500	$14,975,000

Net increase	—	—	1,497,500	$14,975,000

Class I shares
Sold	—	—	2,500	$25,000

Net increase	—	—	2,500	$25,000

Net increase	—	—	1,500,000	$15,000,000

1 Period from 4-30-09 (inception date) to 3-31-10.

Affiliates of the Fund owned 100% of shares of beneficial interest of the Fund on March 31, 2011.

Note 6 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $36,011,398 and $40,057,975, respectively, for the year ended March 31, 2011.

20

Auditors’ Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Core High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core High Yield Fund (the “Fund") at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

21

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates distribution to shareholders of $138,345 as a long-term capital gain dividend for the fiscal year ended March 31, 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

22

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Steven R.	1944	Chairperson (since January 2011); Chairman	2006	46
Pruchansky		and Chief Executive Officer, Greenscapes of
Southwest Florida, Inc. (since 2000); Director
and President, Greenscapes of Southwest
Florida, Inc. (until 2000); Member, Board of
Advisors, First American Bank (since 2008);
Managing Director, Jon James, LLC (real
estate) (since 2000); Director, First Signature
Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until
1991).

James F.	1940	Chief Executive Officer, Director and Treasurer,	2006	46
Carlin		Alpha Analytical Laboratories (environmental,
chemical and pharmaceutical analysis) (since
1985); Part Owner and Treasurer, Lawrence
Carlin Insurance Agency, Inc. (since 1995);
Chairman and Chief Executive Officer, CIMCO,
LLC (management/investments) (since 1987).

23

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

William H.	1944	Professor, University of Texas, Austin, Texas	2006	46
Cunningham		(since 1971); former Chancellor, University
of Texas System and former President of the
University of Texas, Austin, Texas; Director
of the following: LIN Television (since
2009); Lincoln National Corporation
(insurance) (Chairman since 2009 and
Director since 2006); Resolute Energy
Corporation (since 2009); Nanomedical
Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown
Technologies, LP (tropical fish) (Chairman
since 2007); Greater Austin Crime
Commission (since 2001); Southwest
Airlines (since 2000); former Director of the
following: Introgen (manufacturer of
biopharmaceuticals) (until 2008); Hicks
Acquisition Company I, Inc. (until 2007);
Jefferson-Pilot Corporation (diversified life
insurance company) (until 2006); and former
Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank–Austin)
(until 2009).

Deborah C.	1952	Chief Executive Officer, American Red	2008	46
Jackson(2)		Cross of Massachusetts Bay (since 2002);
Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors
of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American
Student Assistance Corporation. (1996-
2009); Board of Directors of Boston Stock
Exchange (2002–2008); Board of Directors
of Harvard Pilgrim Healthcare (health
benefits company) (since 2007).

24

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Charles L.	1938	Vice Chairperson (since March 2011);	2006	46
Ladner(2)		Chairman and Trustee, Dunwoody Village,
Inc. (retirement services) (since 2008);
Director, Philadelphia Archdiocesan
Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI
Corporation (public utility holding company)
(retired 1998); Vice President and Director
for AmeriGas, Inc. (retired 1998); Director of
AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History
Association (Cooperating Association,
National Park Service) (until 2005).

Stanley	1947	Senior Vice President/Audit Executive,	2008	46
Martin(2)		Federal Home Loan Mortgage Corporation
(2004–2006); Executive Vice
President/Consultant, HSBC Bank USA
(2000–2003); Chief Financial
Officer/Executive Vice President, Republic
New York Corporation & Republic National
Bank of New York (1998–2000); Partner,
KPMG LLP (1971–1998).

Dr. John A.	1939	President and Chief Executive Officer,	2006	46
Moore		Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior
Scientist, Sciences International (health
research) (until 2003); Former Assistant
Administrator & Deputy Administrator,
Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000);
Director, CIIT Center for Health Science
Research (nonprofit research) (until 2007).

25

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Patti McGill	1943	Principal, PMP Globalinc (consulting) (since	2006	47
Peterson(2)		2007); Senior Associate, Institute for Higher
Education Policy (since 2007); Executive
Director, CIES (international education
agency) (until 2007); Vice President, Institute
of International Education (until 2007);
Senior Fellow, Cornell University Institute of
Public Affairs, Cornell University (1997–
1998); Former President Wells College, St.
Lawrence University and the Association of
Colleges and Universities of the State of New
York. Director of the following: Niagara
Mohawk Power Corporation (until 2003);
Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the
following: Board of Visitors, The University
of Wisconsin, Madison (since 2007); Ford
Foundation, International Fellowships
Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth
Endowment (since 2002); Council for
International Educational Exchange (since
2003).

Gregory A.	1949	Vice Chairman, Risk & Regulatory Matters,	2008	46
Russo		KPMG LLP (“KPMG”) (2002–2006); Vice
Chairman, Industrial Markets, KPMG (1998–
2002).

26

Non-Independent Trustees(3)

Name	Year of	Position(s) held with Fund	Trustee	Number
	Birth	Principal occupation(s) and other	of the	of John
		Directorships during the past 5 years	Trust	Hancock
			since(1)	funds
overseen
by
Trustee

Hugh	1959	Executive Vice President, John Hancock	2010	46
McHaffie		Financial Services (since 2006, including
prior positions); President of John Hancock
Trust and John Hancock Funds II (since
2009); Trustee, John Hancock retail funds
(since 2010) Chairman and Director, John
Hancock Advisers, LLC, John Hancock
Investment Management Services, LLC and
John Hancock Funds, LLC (since 2010);
Senior Vice President, Individual Business
Product Management, MetLife, Inc. (1999-
2006).

John G.	1955	Senior Vice President, John Hancock	2009	47
Vrysen		Financial Services (since 2006); Director,
Executive Vice President and Chief
Operating Officer, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2005); Chief
Operating Officer, John Hancock Funds II
and John Hancock Trust (since 2007); Chief
Operating Officer, John Hancock retail
funds (until 2009); Trustee, John Hancock
retail funds (since 2009).

27

Principal officers who are not Trustees

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Keith F. Hartstein	1956	Senior Vice President, John Hancock	2006
President and Chief		Financial Services (since 2004); Director,
Executive Officer		President and Chief Executive Officer,
John Hancock Advisers, LLC and John
Hancock Funds, LLC (since 2005);
Director, John Hancock Asset Management
a division of Manulife Asset Management
(US) LLC(since 2005); Director, John
Hancock Investment Management
Services, LLC (since 2006); President and
Chief Executive Officer, John Hancock
retail funds (since 2005); Member,
Investment Company Institute Sales Force
Marketing Committee (since 2003).

Andrew G. Arnott	1971	Senior Vice President, John Hancock	2009
Senior Vice		Financial Services (since 2009); Executive
President and Chief		Vice President, John Hancock Advisers,
Operating Officer		LLC (since 2005); Executive Vice
President, John Hancock Investment
Management Services, LLC (since 2006);
Executive Vice President, John Hancock
Funds, LLC (since 2004); Chief Operating
Officer, John Hancock retail funds (since
2009); Senior Vice President, John
Hancock retail funds (since 2010) Vice
President, John Hancock Funds II and John
Hancock Trust (since 2006); Senior Vice
President, Product Management and
Development, John Hancock Funds, LLC
(until 2009).

28

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Thomas M. Kinzler	1955	Vice President, John Hancock Financial	2006
Secretary and Chief		Services (since 2006); Secretary and Chief
Legal Officer		Legal Counsel, John Hancock Advisers,
LLC, John Hancock Investment
Management Services, LLC and John
Hancock Funds, LLC (since 2007);
Secretary and Chief Legal Officer, John
Hancock retail funds, John Hancock Funds
II and John Hancock Trust (since
2006);Vice President and Associate
General Counsel, Massachusetts Mutual
Life Insurance Company (1999–2006);
Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

Francis V. Knox, Jr.	1947	Vice President, John Hancock Financial	2006
Chief Compliance		Services (since 2005); Chief Compliance
Officer		Officer, John Hancock retail funds, John
Hancock Funds II, John Hancock Trust,
John Hancock Advisers, LLC and John
Hancock Investment Management
Services, LLC (since 2005); Vice President
and Chief Compliance Officer, John
Hancock Asset Management a division of
Manulife Asset Management (US)
LLC(2005–2008).

Charles A. Rizzo	1957	Vice President, John Hancock Financial	2007
Chief Financial		Services (since 2008); Senior Vice
Officer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail
funds, John Hancock Funds II and John
Hancock Trust (since 2007);Assistant
Treasurer, Goldman Sachs Mutual Fund
Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

29

Name	Year	Position(s) held with Fund	Officer of the
	of	Principal occupation(s) and other	Trust since
	Birth	Directorships during the past 5 years

Salvatore	1965	Assistant Vice President, John Hancock	2010
Schiavone		Financial Services (since 2007); Vice
Treasurer		President, John Hancock Advisers, LLC
and John Hancock Investment Management
Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010);
Treasurer, John Hancock Closed-End
Funds (2009-2010);Assistant Treasurer,
John Hancock Funds II and John Hancock
Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (2007-
2009); Assistant Treasurer, Fidelity Group
of Funds (2005–2007); Vice President,
Fidelity Management Research Company
(2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1040, of the Fund.

30

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management Services, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner, Vice Chairperson*
Stanley Martin*	Principal distributor
Hugh McHaffie†	John Hancock Funds, LLC
Dr. John A. Moore
Patti McGill Peterson*	Custodian
Gregory A. Russo	State Street Bank and Trust Company
John G. Vrysen†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Keith F. Hartstein
President and Chief Executive Officer	Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Thomas M. Kinzler	Independent registered public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
www. jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

31

John Hancock
MUTUAL FUNDS

John Hancock
Small Company Fund

Annual Report
3.31.11

A look at performance

Total returns for the period ended March 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)

	1-year	5-year	10-year	1-year	5-year	10-year

Class A1	14.29	3.02	7.44	14.29	16.01	105.05

Class I1,2	20.57	4.43	8.39	20.57	24.23	123.89

Class R1[1,2]	19.76	3.64	7.54	19.76	19.55	106.96

Class R3[1,2]	19.88	3.74	7.65	19.88	20.15	109.04

Class R4[1,2]	20.19	4.04	7.97	20.19	21.91	115.28

Class R5[1,2]	20.55	4.35	8.29	20.55	23.75	121.82

Class ADV [1,2]	20.31	3.93	7.82	20.31	21.28	112.37

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable for Class I, R1, R3, R4, R5 and ADV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 7-31-11 for Class A shares,12-31-11 for Class R1, R3, R4 and R5 shares and 12-11-11 for Class I and ADV shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R3	Class R4	Class R5	Class ADV
Net (%)	1.34	1.11	1.80	1.70	1.40	1.10	1.34
Gross (%)	1.86	1.12	1.92	1.82	1.52	1.22	1.81

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

6	Small Company Fund | Annual report

	Class I1,2	Class R1[1,2]	Class R3[1,2]	Class R4[1,2]	Class R5[1,2]	Class ADV[1,2]

Began	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01	3-31-01

NAV	$22,389	$20,696	$20,904	$21,528	$22,182	$21,237

POP	$22,389	$20,696	$20,904	$21,528	$22,182	$21,237

Index	$21,332	$21,332	$21,332	$21,332	$21,332	$21,332

Russell 2000 index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 On 12-11-09, through a reorganization, the Fund acquired all of the assets of the FMA Small Company Portfolio (the Predecessor Fund). On that date, the Predecessor Fund offered its Investor share class in exchange for Class A shares and the Institutional share class in exchange for Class I shares. Class A, Class I and Class ADV shares were first offered on 12-14-09. The Class A and Class ADV returns prior to that date are those of the Predecessor Fund’s Investor shares that have been recalculated to apply the gross fees and expenses of Class A and Class ADV shares, respectively. The Predecessor Fund’s Institutional share class returns have been recalculated to reflect the gross fees and expenses of Class I shares. The Class I returns prior to 5-1-08 are those of the Predecessor Fund’s Investor shares that have been recalculated to apply the gross fees and expenses of Class I shares. The inception date of Class R1, Class R3, Class R4 and Class R5 shares is 4-30-10; returns prior to that date are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, respectively.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and fees structure of those classes.

Annual report | Small Company Fund	7

Management’s discussion of

Fund performance

By Fiduciary Management Associates, LLC

Despite seemingly one crisis after another, stocks still managed to enjoy very strong returns during the 12 months ended March 31, 2011. In this period, John Hancock Small Company Fund’s Class A shares had a total return of 20.31% at net asset value. That performance lagged the 25.29% return of Morningstar, Inc.’s small blend fund category, as well as the 25.79% return of its benchmark, the Russell 2000 Index. Despite its strong absolute return, the Fund trailed its benchmark. In part, this was because the market environment significantly favored growth stocks and our investment style tends to lead us toward value-oriented companies, which lagged their growth counterparts by a wide margin. To make up the performance gap, we would have had to generate significant outperformance through stock selection. Unfortunately, several securities we owned in the portfolio did relatively poorly. Combined with the challenging market backdrop, this left the Fund unable to keep pace with its benchmark during the past 12 months.

The biggest source of underperformance came from the technology sector, as our underweighting in this strong-performing group hampered returns. Moreover, several individual technology stocks were notable laggards — Emulex Corporation, a maker of storage networking products, and Cognex Corporation, a manufacturer of machine-vision systems whose earnings lagged on higher capital investment costs. We sold both positions during the period. Stock selection in the materials sector also hurt, especially a position in Cytec Industries, Inc., a specialty chemicals company. Elsewhere, bank holding company Whitney Holding Corp. was a significant underperformer, as was health care stock RehabCare Group, Inc. Neither stock was in the Fund at period end. On the positive side, Fossil, Inc. was an especially strong performer. As the stock gained in value, its market capitalization grew larger than we could comfortably own in a small-cap fund, so we sold our shares at a healthy profit. In health care, drug maker Questcor Pharmaceuticals, Inc., and software company Medidata Solutions, Inc., were standouts. The Fund’s holdings in WESCO International, Inc., a distributor of industrial products, also added to results.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Small Company Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,218.90	$7.41

Class I	1,000.00	1,220.10	6.20

Class R1	1,000.00	1,216.30	9.95

Class R3	1,000.00	1,216.70	9.40

Class R4	1,000.00	1,218.20	7.74

Class R5	1,000.00	1,219.50	6.09

Class ADV	1,000.00	1,218.90	7.41

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Company Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.20	$6.74

Class I	1,000.00	1,019.30	5.64

Class R1	1,000.00	1,016.00	9.05

Class R3	1,000.00	1,016.50	8.55

Class R4	1,000.00	1,018.00	7.04

Class R5	1,000.00	1,019.40	5.54

Class ADV	1,000.00	1,018.20	6.74

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.34%, 1.12%, 1.80%, 1.70%, 1.40%, 1.10% and 1.34% for Class A, Class I, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Small Company Fund | Annual report

Portfolio summary

Top 10 Holdings (16.8% of Net Assets on 3-31-11)[1]

Portland General Electric Company	2.0%	Robbins & Myers, Inc.	1.6%

Unisource Energy Corp.	1.9%	Lufkin Industries, Inc.	1.6%

Highwoods Properties, Inc.	1.8%	EnerSys	1.6%

WESCO International, Inc.	1.6%	United Stationers, Inc.	1.6%

Signature Bank	1.6%	Home Properties, Inc.	1.5%

Sector Composition[2,3]

Financials	24%	Energy	8%

Industrials	19%	Materials	5%

Information Technology	12%	Utilities	4%

Health Care	11%	Consumer Staples	3%

Consumer Discretionary	10%	Short-Term Investments & Other	4%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of net assets on 3-31-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Small Company Fund	11

Fund’s investments

As of 3-31-11

	Shares	Value
Common Stocks 95.05%		$148,060,402

(Cost $122,033,711)

Consumer Discretionary 9.89%		15,400,938

Auto Components 0.97%

Dana Holding Corp. (I)	86,960	1,512,228

Hotels, Restaurants & Leisure 1.42%

Bally Technologies, Inc. (I)	58,540	2,215,739

Household Durables 0.95%

Meritage Homes Corp. (I)	61,160	1,475,791

Media 2.33%

Arbitron, Inc.	39,220	1,569,977

Cinemark Holdings, Inc.	106,540	2,061,549

Specialty Retail 0.43%

Express, Inc.	34,430	672,762

Textiles, Apparel & Luxury Goods 3.79%

G-III Apparel Group, Ltd. (I)	45,550	1,711,769

Steven Madden, Ltd. (I)	43,370	2,035,354

The Warnaco Group, Inc. (I)	37,520	2,145,769

Consumer Staples 3.29%		5,127,710

Food Products 2.30%

Snyders-Lance, Inc.	103,590	2,056,262

TreeHouse Foods, Inc. (I)	26,890	1,529,234

Personal Products 0.99%

Elizabeth Arden, Inc. (I)	51,390	1,542,214

Energy 7.50%		11,682,289

Energy Equipment & Services 5.12%

Complete Production Services, Inc. (I)	52,880	1,682,113

Gulfmark Offshore, Inc., Class A (I)	40,030	1,781,735

Lufkin Industries, Inc.	26,080	2,437,698

Superior Energy Services, Inc. (I)	50,720	2,079,520

Oil, Gas & Consumable Fuels 2.38%

Cloud Peak Energy, Inc. (I)	86,240	1,861,922

Georesources, Inc. (I)	58,820	1,839,301

12	Small Company Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 22.65%		$35,282,672

Capital Markets 3.13%

Evercore Partners, Inc., Class A	62,920	2,157,527

MF Global Holdings, Ltd. (I)	176,910	1,464,815

Piper Jaffray Companies (I)	30,240	1,252,843

Commercial Banks 9.25%

Bank of the Ozarks, Inc.	35,190	1,538,155

First Midwest Bancorp, Inc.	163,540	1,928,137

Hancock Holding Company	71,250	2,339,850

PacWest Bancorp	87,770	1,908,998

Prosperity Bancshares, Inc.	55,920	2,391,698

Signature Bank (I)	43,540	2,455,656

Western Alliance Bancorp (I)	224,610	1,846,294

Insurance 2.42%

Delphi Financial Group, Inc., Class A	74,510	2,288,202

The Hanover Insurance Group, Inc.	32,580	1,474,245

Real Estate Investment Trusts 7.85%

CommonWealth	10,180	264,375

Entertainment Properties Trust	48,590	2,274,984

Highwoods Properties, Inc.	78,060	2,732,881

Home Properties, Inc.	40,790	2,404,571

Invesco Mortgage Capital, Inc.	105,860	2,313,041

LaSalle Hotel Properties	83,200	2,246,400

Health Care 11.22%		17,479,959

Health Care Equipment & Supplies 1.50%

American Medical Systems Holdings, Inc. (I)	108,040	2,337,986

Health Care Providers & Services 7.38%

Bio-Reference Labs, Inc. (I)	63,360	1,421,798

Hanger Orthopedic Group, Inc. (I)	56,560	1,472,257

Healthspring, Inc. (I)	62,300	2,328,151

LifePoint Hospitals, Inc. (I)	39,190	1,574,654

Owens & Minor, Inc.	72,060	2,340,509

PSS World Medical, Inc. (I)	87,170	2,366,666

Pharmaceuticals 2.34%

Impax Laboratories, Inc. (I)	74,790	1,903,406

Questcor Pharmaceuticals, Inc. (I)	120,370	1,734,532

Industrials 19.42%		30,247,839

Aerospace & Defense 2.46%

Moog, Inc., Class A (I)	36,940	1,695,915

Orbital Sciences Corp., Class A (I)	112,430	2,127,176

Commercial Services & Supplies 1.56%

United Stationers, Inc.	34,160	2,427,068

Construction & Engineering 1.42%

EMCOR Group, Inc. (I)	71,620	2,218,071

See notes to financial statements	Annual report | Small Company Fund	13

	Shares	Value
Electrical Equipment 4.81%

Belden, Inc.	48,770	$1,831,314

EnerSys (I)	61,560	2,447,010

Thomas & Betts Corp. (I)	26,970	1,603,906

Woodward, Inc.	46,590	1,610,150

Machinery 3.03%

Actuant Corp., Class A	78,520	2,277,080

Robbins & Myers, Inc.	53,170	2,445,288

Professional Services 1.07%

Korn/Ferry International (I)	74,940	1,668,914

Road & Rail 2.53%

Genesee & Wyoming, Inc., Class A (I)	28,440	1,655,208

Old Dominion Freight Line, Inc. (I)	65,150	2,286,114

Trading Companies & Distributors 2.54%

Titan Machinery, Inc. (I)	58,500	1,477,125

WESCO International, Inc. (I)	39,640	2,477,500

Information Technology 11.86%		18,481,114

Communications Equipment 1.01%

Viasat, Inc. (I)	39,550	1,575,672

Electronic Equipment, Instruments & Components 2.62%

Anixter International, Inc.	24,600	1,719,294

Coherent, Inc. (I)	40,650	2,362,172

Semiconductors & Semiconductor Equipment 4.50%

Cirrus Logic, Inc. (I)	97,870	2,058,206

Entropic Communications, Inc. (I)	183,210	1,548,125

MKS Instruments, Inc.	48,410	1,612,053

PMC–Sierra, Inc. (I)	238,210	1,786,575

Software 3.73%

ACI Worldwide, Inc. (I)	49,250	1,615,400

Netscout Systems, Inc. (I)	36,680	1,002,098

Progress Software Corp. (I)	53,440	1,554,570

Websense, Inc. (I)	71,700	1,646,949

Materials 5.26%		8,197,881

Chemicals 1.68%

Cytec Industries, Inc.	34,040	1,850,755

Olin Corp.	33,760	773,779

Containers & Packaging 1.06%

Temple-Inland, Inc.	70,640	1,652,976

Metals & Mining 2.52%

Century Aluminum Company (I)	108,840	2,033,131

Schnitzer Steel Industries, Inc.	29,030	1,887,240

Utilities 3.96%		6,160,000

Electric Utilities 3.96%

Portland General Electric Company	131,730	3,131,222

Unisource Energy Corp.	83,830	3,028,778

14	Small Company Fund | Annual report	See notes to financial statements

		Shares	Value
Investment Companies 0.99%			$1,549,570

(Cost $1,508,858)

Financials 0.99%			1,549,570

iShares Russell 2000 Index Fund		18,410	1,549,570

	Yield (%)	Shares	Value
Short-Term Investments 2.92%			$4,544,724

(Cost $4,544,724)

Money Market Funds 2.92%			4,544,724

State Street Institutional Liquid Reserves Fund	0.1854 (Y)	4,544,724	4,544,724

Total investments (Cost $128,087,293)† 98.96%			$154,154,696

Other assets and liabilities, net 1.04%			$1,615,622

Total net assets 100.00%			$155,770,318

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $129,447,727. Net unrealized appreciation aggregated $24,706,969, of which $25,816,648 related to appreciated investment securities and $1,109,679 related to depreciated investment securities.

See notes to financial statements	Annual report | Small Company Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 3-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $128,087,293)	$154,154,696
Receivable for investments sold	4,769,168
Receivable for fund shares sold	291,085
Dividends and interest receivable	201,635
Other receivables and prepaid expenses	41,788

Total assets	159,458,372

Liabilities

Payable for investments purchased	3,505,409
Payable for fund shares repurchased	98,687
Payable to affiliates
Accounting and legal services fees	3,110
Transfer agent fees	28,776
Trustees’ fees	330
Due to adviser	3,899
Other liabilities and accrued expenses	47,843

Total liabilities	3,688,054

Net assets

Capital paid-in	$147,743,698
Undistributed net investment income	139,186
Accumulated net realized loss on investments	(18,179,969)
Net unrealized appreciation (depreciation) on investments	26,067,403

Net assets	$155,770,318

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($87,831,564 ÷ 4,096,917 shares)	$21.44
Class I ($66,605,919 ÷ 3,096,874 shares)	$21.51
Class R1 ($116,628 ÷ 5,458 shares)	$21.37
Class R3 ($456,621 ÷ 21,347 shares)	$21.39
Class R4 ($45,075 ÷ 2,102 shares)	$21.44
Class R5 ($164,335 ÷ 7,642 shares)	$21.50
Class ADV ($550,176 ÷ 25,662 shares)	$21.44

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$22.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Small Company Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 3-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,576,992
Interest	9,786

Total investment income	1,586,778

Expenses

Investment management fees (Note 4)	1,206,224
Distribution and service fees (Note 4)	248,560
Accounting and legal services fees (Note 4)	19,174
Transfer agent fees (Note 4)	140,689
Trustees’ fees (Note 4)	9,187
State registration fees (Note 4)	44,736
Printing and postage (Note 4)	17,090
Professional fees	56,899
Custodian fees	25,904
Registration and filing fees	45,551
Other	11,301

Total expenses	1,825,315
Less expense reductions (Note 4)	(146,527)

Net expenses	1,678,788

Net investment income	(92,010)

Realized and unrealized gain

Net realized gain on
Investments	22,658,659

Change in net unrealized appreciation (depreciation) of
Investments	3,181,254

Net realized and unrealized gain	25,839,913

Increase in net assets from operations	$25,747,903

See notes to financial statements	Annual report | Small Company Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period	Year
	ended	ended	ended
	3-31-11	3-31-10[1]	10-31-09

Increase (decrease) in net assets

From operations
Net investment income (loss)	($92,010)	($83,476)	$51,853
Net realized gain (loss)	22,658,659	7,017,779	(22,397,443)
Change in net unrealized appreciation (depreciation)	3,181,254	15,888,460	27,512,072

Increase in net assets resulting from operations	25,747,903	22,822,763	5,166,482

Distributions to shareholders
From net investment income
Class A	—	(89,814)	(165,164)
Class I	—	(76,915)	(67,134)

Total distributions	—	(166,729)	(232,298)

Increase in capital from settlement payments	231,252	—	—

From Fund share transactions (Note 5)	2,290,103	(4,491,462)	(25,905,731)

Total increase (decrease)	28,269,258	18,164,572	(20,971,547)

Net assets

Beginning of year	127,501,060	109,336,488	130,308,035

End of year	$155,770,318	$127,501,060	$109,336,488

Accumulated undistributed (accumulated
distributions in excess of) net
investment income	$139,186	($56)	$166,181

1 For the five-month period ended 3-31-10. The Fund changed its fiscal year end from October 31 to March 31.

18	Small Company Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	3-31-11	3-31-10[1,2]	10-31-09	10-31-08[3]	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$17.82	$14.68	$13.83	$22.55	$23.04	$22.40
Net investment income (loss)[4]	(0.03)	(0.02)	—[5]	0.05	(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	3.62	3.18	0.87	(6.01)	2.06	4.24
Total from investment operations	3.59	3.16	0.87	(5.96)	2.02	4.19
Less distributions
From net investment income	—	(0.02)	(0.02)	(0.01)	(0.01)	—
From net realized gain	—	—	—	(2.75)	(2.50)	(3.55)
Total distributions	—	(0.02)	(0.02)	(2.76)	(2.51)	(3.55)
Non-recurring reimbursement	0.03[6]	—	—	—	—	—
Net asset value, end of year	$21.44	$17.82	$14.68	$13.83	$22.55	$23.04
Total return (%)[7,8]	20.31	21.51[9]	6.34	(29.67)	9.43	21.07

Ratios and supplemental data

Net assets, end of year (in millions)	$88	$92	$87	$104	$209	$212
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.49	1.66[10]	1.42	1.37	1.30	1.27
Expenses net of fee waivers	1.34	1.39[10]	1.39	1.31	1.25	1.24
Net investment income (loss)	(0.17)	(0.23)[10]	(0.01)	0.27	(0.20)	(0.17)
Portfolio turnover (%)	159	42[11]	155	177	132	135[12]

1 For the five-month period ended 3-31-10. The Fund changed its fiscal year end from October 31 to March 31.
2 After the close of business on 12-11-09, holders of Investor Shares of the former FMA Small Company Portfolio (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of John Hancock Small Company Fund. These shares were first offered on 12-14-09. Additionally, the accounting and performance history of the Investor Shares of the Predecessor Fund was redesignated as that of John Hancock Small Company Fund Class A.
3 Prior to 5-1-08, Investor Shares were offered as Institutional Shares.
4 Based on the average daily shares outstanding.
5 Less than ($0.005) per share.
6 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
7 Does not reflect the effect of sales charges, if any.
8 Total returns would have been lower had certain expenses not been reduced during the periods shown.
9 Not annualized.
10 Annualized.
11 Portfolio turnover is shown for the period from 11-1-09 to 3-31-10.
12 Includes the effects of in-kind transactions. If the in-kind transactions were not included, the portfolio turnover rate would have been 127%.

See notes to financial statements	Annual report | Small Company Fund	19

CLASS I SHARES Period ended	3-31-11	3-31-10[1,2]	10-31-09	10-31-08[3]

Per share operating performance

Net asset value, beginning of year	$17.84	$14.71	$13.84	$17.99
Net investment income[4]	0.02	—[5]	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.62	3.18	0.87	(4.17)
Total from investment operations	3.64	3.18	0.90	(4.13)
Less distributions
From net investment income	—	(0.05)	(0.03)	(0.02)
Non-recurring reimbursement	0.03[6]	—	—	—
Net asset value, end of year	$21.51	$17.84	$14.71	$13.84
Total return (%)[7]	20.57	21.67[8]	6.56	(22.95)[8]

Ratios and supplemental data

Net assets, end of year (in millions)	$67	$36	$23	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.18[9]	1.17	1.18[9]
Expenses net of fee waivers	1.11	1.14[9]	1.14	1.08[9]
Net investment income	0.09	0.01[9]	0.24	0.55[9]
Portfolio turnover (%)	159	42[10]	155	177

1 For the five-month period ended 3-31-10. The Fund changed its fiscal year end from October 31 to March 31.
2 After the close of business on 12-11-09, holders of Institutional Shares of the former FMA Small Company Portfolio (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of John Hancock Small Company Fund. These shares were first offered on 12-14-09. Additionally, the accounting and performance history of the Institutional Shares of the Predecessor Fund was redesignated as that of John Hancock Small Company Fund Class I.
3 Commencement of operations 5-2-08.
4 Based on the average daily shares outstanding.
5 Less than $0.005 per share.
6 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
7 Total returns would have been lower had certain expenses not been reduced during the periods shown.
8 Not annualized.
9 Annualized.
10 Portfolio turnover is shown for the period from 11-1-09 to 3-31-10.

20	Small Company Fund | Annual report	See notes to financial statements

CLASS R1 SHARES Period ended	3-31-11[1]

Per share operating performance

Net asset value, beginning of period	$19.38
Net investment loss[2]	(0.07)
Net realized and unrealized gain on investments	2.03
Total from investment operations	1.96
Non-recurring reimbursement	0.03[3]
Net asset value, end of period	$21.37
Total return (%)[4]	10.27[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$117
Ratios (as a percentage of average net assets):
Expenses before reductions	7.22[6]
Expenses net of fee waivers	1.80[6]
Net investment loss	(0.42)[6]
Portfolio turnover (%)	159

1 Period from 4-30-10 (inception date) to 3-31-11.
2 Based on the average daily shares outstanding.
3 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.

CLASS R3 SHARES Period ended	3-31-11[1]

Per share operating performance

Net asset value, beginning of period	$19.38
Net investment loss[2]	(0.10)
Net realized and unrealized gain on investments	2.08
Total from investment operations	1.98
Non-recurring reimbursement	0.03[3]
Net asset value, end of period	$21.39
Total return (%)[4]	10.37[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$457
Ratios (as a percentage of average net assets):
Expenses before reductions	3.00[6]
Expenses net of fee waivers	1.70[6]
Net investment loss	(0.52)[6]
Portfolio turnover (%)	159

1 Period from 4-30-10 (inception date) to 3-31-11.
2 Based on the average daily shares outstanding.
3 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Small Company Fund	21

CLASS R4 SHARES Period ended	3-31-11[1]

Per share operating performance

Net asset value, beginning of period	$19.38
Net investment loss[2]	(0.03)
Net realized and unrealized gain on investments	2.06
Total from investment operations	2.03
Non-recurring reimbursement	0.03[3]
Net asset value, end of period	$21.44
Total return (%)[4]	10.63[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	7.40[6]
Expenses net of fee waivers	1.40[6]
Net investment loss	(0.16)[6]
Portfolio turnover (%)	159

1 Period from 4-30-10 (inception date) to 3-31-11.
2 Based on the average daily shares outstanding.
3 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.

CLASS R5 SHARES Period ended	3-31-11[1]

Per share operating performance

Net asset value, beginning of period	$19.38
Net investment income[2]	0.01
Net realized and unrealized gain on investments	2.08
Total from investment operations	2.09
Non-recurring reimbursement	0.03[3]
Net asset value, end of period	$21.50
Total return (%)[4]	10.94[5]

Ratios and supplemental data

Net assets, end of period (in thousands)	$164
Ratios (as a percentage of average net assets):
Expenses before reductions	3.66[6]
Expenses net of fee waivers	1.10[6]
Net investment income	0.05[6]
Portfolio turnover (%)	159

1 Period from 4-30-10 (inception date) to 3-31-11.
2 Based on the average daily shares outstanding.
3 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Annualized.

22	Small Company Fund | Annual report	See notes to financial statements

CLASS ADV SHARES Period ended	3-31-11	3-31-10[1]

Per share operating performance

Net asset value, beginning of year	$17.82	$15.71
Net investment loss[2]	(0.01)	(0.01)
Net realized and unrealized gain on investments	3.60	2.12
Total from investment operations	3.59	2.11
Non-recurring reimbursement	0.03[3]
Net asset value, end of year	$21.44	$17.82
Total return (%)[4]	20.31	13.43[5]

Ratios and supplemental data

Net assets, end of year (in thousands)	$550	$69
Ratios (as a percentage of average net assets):
Expenses before reductions	4.99	2.76[6]
Expenses net of fee waivers	1.34	1.33[6]
Net investment loss	(0.07)	(0.17)[6]
Portfolio turnover (%)	159	42[7]

1 Period from 12-14-09 (inception date) to 3-31-10.
2 Based on the average daily shares outstanding.
3 Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-09 to 3-31-10.

See notes to financial statements	Annual report | Small Company Fund	23

Notes to financial statements

Note 1 — Organization

John Hancock Small Company Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek maximum long-term total return.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio (the Predecessor Fund) into the Fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ.

The Fund is the accounting and performance successor of the Predecessor Fund. At the close of business on December 11, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan on reorganization, in exchange for Class A and Class I shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2011, all investments are categorized as Level 1 under the hierarchy described above.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During year ended March 31, 2011, there were no significant transfers in or out of Level 1 assets.

24	Small Company Fund | Annual report

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after ex-date. In these cases dividend income is recorded when the Fund becomes aware of the dividends.

Real estate investment trusts. From time to time, the Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Small Company Fund	25

For federal income tax purposes, the Fund has a capital loss carryforward of $16,819,535 available to offset future net realized capital gains as of March 31, 2011. The capital loss carryforward expires as follows: March 31, 2016 — $16,819,535.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended March 31, 2011 and March 31, 2010 was as follows:

	MARCH 31, 2011	MARCH 31, 2010

Ordinary Income	—	$166,729

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $139,415 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and litigation proceeds.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

26	Small Company Fund | Annual report

Management Fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.85% of the next $500,000,000; and (c) 0.80% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with Fiduciary Management Associates, LLC. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended March 31, 2011 were equivalent to an annual effective rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.34%, 1.11%, 1.80%, 1.70%, 1.40%, 1.10% and 1.34% for Class A, Class I, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively. The fee waivers and/or reimbursements will continue in effect until July 31, 2011 for Class A, December 31, 2011 for Class R1, Class R3, Class R4 and Class R5 and December 11, 2011 for Class I and Class ADV shares.

Accordingly, the expense reductions or reimbursements related to these agreements were $122,338, $4,609, $1,712, $1,757, $1,756, $1,819 and $12,536 for Class A, Class I, Class R1, Class R3, Class R4, Class R5 and Class ADV shares, respectively, for the year ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class R1, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

Class A	0.30%	—
Class R1	0.50%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class ADV	0.25%	—

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $68,247 for the year ended March 31, 2011. Of this amount, $11,946 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $55,156 was paid as sales commissions to broker-dealers and $1,145 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Annual report | Small Company Fund	27

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class R1, Class R3, Class R4, Class R5 and Class ADV shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all share classes (excluding Class ADV shares).

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended March 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
SHARE CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$246,795	$114,457	$13,658	$8,268
Class I	—	25,109	12,562	8,360
Class R1	158	81	1,677	29
Class R3	675	113	1,677	173
Class R4	73	81	1,677	33
Class R5	—	93	1,677	94
Class ADV	859	755	11,808	133
Total	$248,560	$140,689	$44,736	$17,090

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

28	Small Company Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the year ended March 31, 2011, the period ended March 31, 2010 and the year ended October 31, 2009 were as follows:

	Year ended 3-31-11		Period ended 3-31-10[1,2]		Year ended 10-31-09
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares

Sold	1,125,695	$20,882,210	436,923	$7,481,082	1,121,281	$14,394,716
Distributions
reinvested	—	—	5,373	83,872	11,880	153,251
Repurchased	(2,180,365)	(39,600,144)	(1,190,634)	(19,439,329)	(2,717,492)	(34,890,126)

Net decrease	(1,054,670)	($18,717,934)	(748,338)	($11,874,375)	(1,584,331)	($20,342,159)

Class I shares

Sold	1,751,999	$32,912,574	580,444	$9,479,362	448,819	$5,597,754
Distributions
reinvested	—	—	4,761	74,319	4,884	63,003
Repurchased	(651,679)	(13,027,537)	(135,551)	(2,234,345)	(842,105)	(11,224,329)

Net increase
(decrease)	1,100,320	$19,885,037	449,654	$7,319,336	(388,402)	($5,563,572)

Class R1 shares[3]

Sold	7,061	$146,595	—	—	—	—
Repurchased	(1,603)	(33,713)	—	—	—	—

Net increase	5,458	$112,882	—	—	—	—

Class R3 shares[3]

Sold	22,905	$461,120	—	—	—	—
Repurchased	(1,558)	(32,422)	—	—	—	—

Net increase	21,347	$428,698	—	—	—	—

Class R4 shares[3]

Sold	2,245	$42,744	—	—	—	—
Repurchased	(143)	(2,929)	—	—	—	—

Net increase	2,102	$39,815	—	—	—	—

Class R5 shares[3]

Sold	9,517	$188,219	—	—	—	—
Repurchased	(1,875)	(39,006)	—	—	—	—

Net increase	7,642	$149,213	—	—	—	—

Class ADV shares

Sold	23,836	$433,429	3,900	$63,577	—	—
Repurchased	(2,074)	(41,037)	—	—	—	—

Net increase	21,762	$392,392	3,900	$63,577	—	—

Net increase
(decrease)	103,961	$2,290,103	(294,784)	($4,491,462)	(1,972,733)	($25,905,731)

1 Period from 12-14-09 (inception date) to 3-31-10 for Class ADV.
2 For the five month period ended 3-31-10. The Fund changed its fiscal year end from October 31 to March 31.
3 Period from 4-30-10 (inception date) to 3-31-11.

Affiliates of the Fund owned 24%, and 17% of shares of beneficial interest of Class R1 and Class R4, respectively, on March 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $207,407,364 and $205,142,489, respectively, for the year ended March 31, 2011.

Annual report | Small Company Fund	29

Note 7 — Reorganization

At the close of business on December 11, 2009, the Fund acquired all the assets and liabilities of FMA Small Company Portfolio (the Predecessor Fund) in exchange for the Class A and Class I shares of the Fund. The Fund had no assets, liabilities or operations prior to the reorganization.

The Agreement provided for (a) the acquisition of substantially all the assets, subject to substantially all of the liabilities, of the Predecessor Fund in exchange for a representative amount of shares of the Fund; (b) the liquidation of the Predecessor Fund; and (c) the distribution to the Predecessor Fund’s shareholders of the Fund’s shares. The reorganization was intended to allow the Fund to be better positioned to increase asset size and achieve additional economies of scale by achieving net prices on securities trades and spread fixed expenses over a larger asset base. As a result of the reorganization, the Fund is the legal survivor, however, the accounting and performance history of the Investor Shares and Institutional Shares of the Predecessor Fund have been redesignated as that of Class A and Class I of the Fund, respectively.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor Fund or its shareholders. Thus, the investments were transferred to the Fund at the Predecessor Fund’s identified cost. All distributable amounts of net income and realized gains from the Predecessor Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Advisers of both the Predecessor Fund and the Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on December 11, 2009. The following outlines the reorganization:

	ACQUIRED NET	APPRECIATION OF
	ASSET VALUE OF THE	PREDECESSOR FUND’S	SHARES ISSUED	TOTAL NET ASSETS
PREDECESSOR FUND	PREDECESSOR FUND	INVESTMENTS	BY THE FUND	AFTER COMBINATION

FMA Small Company
Portfolio	$114,978,635	$13,294,586	7,316,559*	$114,978,635

*The Fund issued 5,788,995 shares of Class A and 1,527,564 shares of Class I as a result of the above reorganization.

Note 8 — Subsequent event

At the close of business on April 8, 2011, the Fund acquired the John Hancock Growth Opportunities Fund (the Acquired Fund). This reorganization was approved by the Board of Trustees on December 7, 2010 and subsequently approved by the shareholders of the Acquired Fund on March 23, 2011. Under the terms of the reorganization, the Acquired Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of equal value of the Fund.

30	Small Company Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Company Fund (the “Fund”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

Annual report | Small Company Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2006	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Charles L. Ladner,[2] Born: 1938	2006	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

32	Small Company Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2006	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Small Company Fund	33

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2006

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

34	Small Company Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman
Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Small Company Fund	35

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management
James F. Carlin	Services, LLC
William H. Cunningham
Deborah C. Jackson*	Subadviser
Charles L. Ladner, Vice Chairperson*	Fiduciary Management Associates, LLC
Stanley Martin*
Hugh McHaffie†
Dr. John A. Moore	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Gregory A. Russo
John G. Vrysen†	Custodian
State Street Bank and Trust Company
Officers
Keith F. Hartstein	Transfer agent
President and Chief Executive Officer	John Hancock Signature Services, Inc.

Andrew G. Arnott	Legal counsel
Senior Vice President and Chief Operating Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

36	Small Company Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Small Company Fund.	3480A 3/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	5/11

John Hancock

MUTUAL FUNDS

John Hancock

Disciplined Value Mid Cap Fund

Annual Report

3.31.11

A look at performance

Total returns for the period ended March 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)

	1-year	5-year	10-year	1-year	5-year	10-year

Class A1	17.85	6.96	9.86	17.85	40.03	156.02

Class I1,2	24.41	8.49	10.85	24.41	50.27	180.25

Class ADV [1,2]	23.96	8.05	10.41	23.96	47.27	169.26

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable for Class I and ADV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-11 for Class A shares and 7-9-12 for Class I and ADV shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class ADV
Net (%)	1.25	1.00	1.25
Gross (%)	1.43	1.02	1.43

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

6	Disciplined Value Mid Cap Fund | Annual report

	Class I1,2	Class ADV[1,2]

Began	3-31-01	3-31-01

NAV	$28,025	$26,926

POP	$28,025	$26,926

Index	$24,193	$24,193

Russell Midcap Value index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 After the close of business on 7-9-10, holders of Investor Class Shares and Institutional Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of the John Hancock Disciplined Value Mid Cap Fund. Class A, Class I and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the Predecessor Fund’s Investor Class Shares recalculated to reflect the gross fees and expenses of the Fund’s Class A and Class ADV shares. For Class I shares, the returns prior to this date are for the Predecessor Fund’s Institutional Class Shares recalculated to reflect the gross fees and expenses of the Fund’s Class I shares.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | Disciplined Value Mid Cap Fund	7

Management’s discussion of

Fund performance

By Robeco Investment Management, Inc.

Recently the Fund changed its fiscal year end from August 31 to March 31. What follows is a discussion of the Fund’s performance over the seven-month period from September 1, 2010 through March 31, 2011.

As the reporting period began in September 2010, the stock market was close to its lowest point of the calendar year. In retrospect, the stage was set for a major stock market rally. A variety of factors combined to boost investors’ optimism as the period progressed, including “quantitative easing” undertaken by the Federal Reserve Board and a gradually improving economic picture. For the seven-month period ended March 31, 2011, John Hancock Disciplined Value Mid Cap Fund’s Class A shares had a total return of 38.47% at net asset value, significantly outpacing the 32.44% gain of the average mid-cap value fund, according to Morningstar, Inc., as well as the 31.74% return of the Fund’s benchmark, the Russell Midcap Value Index.

The Fund benefited from very favorable security selection, as well as from being invested in the right sectors during the seven-month period. In most cases, the Fund’s best individual performers relative to the benchmark were cyclical stocks — meaning those that have historically performed well in a strengthening economy. For example, in the capital goods (industrial) sector, WESCO International, Inc., an industrial and electrical-products distributor, was a particularly good performer relative to the Fund’s benchmark, as was Thomas & Betts Corp. The technology sector was another source of strength, with electronics distributor, Arrow Electronics, Inc., making an especially big contribution. Elsewhere, positions in independent energy exploration and production companies Rosetta Resources, Inc. and SM Energy Company both benefited from rising oil prices and favorable drilling results.

There were very few sources of underperformance. Health care was the only sector to generate a negative relative performance contribution for the Fund, and even that was minimal. In individual terms, our position in Harris Corp., a communications and electronics company, was disappointing. Several insurance stocks also hampered performance compared to the benchmark.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Disciplined Value Mid Cap Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,251.70	$7.02

Class I	1,000.00	1,253.00	5.56

Class ADV	1,000.00	1,251.80	7.02

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Disciplined Value Mid Cap Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,018.70	$6.29

Class I	1,000.00	1,020.00	4.99

Class ADV	1,000.00	1,018.70	6.29

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 0.99% and 1.25% for Class A, Class I and Class ADV shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Disciplined Value Mid Cap Fund | Annual report

Portfolio summary

Top 10 Holdings (14.5% of Net Assets on 3-31-11)[1]

Discover Financial Services	1.7%	Avnet, Inc.	1.4%

Thomas & Betts Corp.	1.6%	Raymond James Financial, Inc.	1.4%

WESCO International, Inc.	1.6%	Arrow Electronics, Inc.	1.3%

Williams-Sonoma, Inc.	1.5%	Rosetta Resources, Inc.	1.3%

Moody’s Corp.	1.4%	CareFusion Corp.	1.3%

Sector Composition[2,3]

Financials	22%	Energy	6%

Information Technology	13%	Utilities	5%

Industrials	12%	Consumer Staples	2%

Consumer Discretionary	11%	Telecommunication Services	1%

Health Care	8%	Short-Term Investments & Other	13%

Materials	7%

1 Cash and cash equivalents are not included in Top 10 Holdings.
2 As a percentage of net assets on 3-31-11.
3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Disciplined Value Mid Cap Fund	11

Fund’s investments

As of 3-31-11

	Shares	Value
Common Stocks 86.33%		$366,731,537

(Cost $310,854,824)

Consumer Discretionary 11.21%		47,630,655

Hotels, Restaurants & Leisure 0.54%

CEC Entertainment, Inc.	60,310	2,275,491

Household Durables 2.28%

Mohawk Industries, Inc. (I)	65,160	3,984,534

NVR, Inc. (I)(L)	3,020	2,283,120

Stanley Black & Decker, Inc.	44,575	3,414,445

Internet & Catalog Retail 0.42%

Expedia, Inc.	79,059	1,791,477

Leisure Equipment & Products 0.32%

Mattel, Inc.	54,255	1,352,577

Media 3.10%

CBS Corp., Class B	192,190	4,812,438

Omnicom Group, Inc.	105,815	5,191,284

The McGraw-Hill Companies, Inc.	80,020	3,152,788

Multiline Retail 0.45%

Kohl’s Corp.	36,335	1,927,208

Specialty Retail 2.94%

Bed Bath & Beyond, Inc. (I)	61,015	2,945,194

Guess?, Inc.	40,750	1,603,513

The Gap, Inc.	77,415	1,754,224

Williams-Sonoma, Inc.	153,270	6,207,435

Textiles, Apparel & Luxury Goods 1.16%

Coach, Inc.	56,385	2,934,275

VF Corp. (L)	20,305	2,000,652

Consumer Staples 1.88%		7,979,078

Beverages 1.17%

Coca-Cola Enterprises, Inc.	113,320	3,093,636

Dr. Pepper Snapple Group, Inc.	50,555	1,878,624

Food & Staples Retailing 0.21%

The Kroger Company	36,535	875,744

Tobacco 0.50%

Lorillard, Inc.	22,430	2,131,074

12	Disciplined Value Mid Cap Fund | Annual report	See notes to financial statements

	Shares	Value
Energy 5.50%		$23,363,384

Energy Equipment & Services 1.36%

Oil States International, Inc. (I)	50,555	3,849,258

Pride International, Inc. (I)	44,955	1,930,817

Oil, Gas & Consumable Fuels 4.14%

EOG Resources, Inc.	27,380	3,244,804

Noble Energy, Inc.	39,415	3,809,460

Rosetta Resources, Inc. (I)	117,145	5,569,073

SM Energy Company	66,855	4,959,972

Financials 22.46%		95,396,276

Capital Markets 3.90%

Affiliated Managers Group, Inc. (I)	34,170	3,737,173

Raymond James Financial, Inc.	152,645	5,837,145

SEI Investments Company	79,730	1,903,952

TD Ameritrade Holding Corp.	242,830	5,067,862

Commercial Banks 3.26%

Comerica, Inc.	59,500	2,184,840

East West Bancorp, Inc.	125,645	2,759,164

Fifth Third Bancorp	127,550	1,770,394

M&T Bank Corp. (L)	25,075	2,218,385

Popular, Inc. (I)	693,428	2,017,875

SunTrust Banks, Inc.	59,035	1,702,569

Zions Bancorporation (L)	52,650	1,214,109

Consumer Finance 3.42%

Capital One Financial Corp.	95,685	4,971,793

Discover Financial Services	298,495	7,199,699

SLM Corp. (I)	154,090	2,357,577

Diversified Financial Services 1.39%

Moody’s Corp. (L)	174,740	5,925,433

Insurance 7.64%

ACE, Ltd.	25,295	1,636,587

Alleghany Corp. (I)	15,018	4,970,538

AON Corp.	39,025	2,066,764

Assurant, Inc.	39,585	1,524,418

Loews Corp.	52,875	2,278,384

Marsh & McLennan Companies, Inc.	161,750	4,821,768

Reinsurance Group of America, Inc.	50,810	3,189,852

Symetra Financial Corp.	136,130	1,851,368

The Hanover Insurance Group, Inc. (L)	82,175	3,718,419

Unum Group	196,350	5,154,188

W.R. Berkley Corp. (L)	38,090	1,226,879

Real Estate Investment Trusts 2.85%

American Assets Trust, Inc.	51,300	1,091,151

Duke Realty Corp.	97,815	1,370,388

Equity Residential	31,570	1,780,864

Kimco Realty Corp.	153,025	2,806,479

Regency Centers Corp.	29,495	1,282,443

See notes to financial statements	Annual report | Disciplined Value Mid Cap Fund	13

	Shares	Value
Real Estate Investment Trusts (continued)

Taubman Centers, Inc.	41,125	$2,203,478

Ventas, Inc. (L)	28,625	1,554,338

Health Care 8.13%		34,547,225

Health Care Equipment & Supplies 1.78%

CareFusion Corp. (I)	195,080	5,501,256

Hologic, Inc. (I)	92,780	2,059,716

Health Care Providers & Services 5.44%

Cardinal Health, Inc.	69,410	2,854,833

DaVita, Inc. (I)	31,010	2,651,665

Humana, Inc. (I)	37,110	2,595,473

Lincare Holdings, Inc.	137,925	4,090,856

McKesson Corp.	60,910	4,814,936

Omnicare, Inc. (L)	127,215	3,815,178

Quest Diagnostics, Inc.	39,630	2,287,444

Pharmaceuticals 0.91%

Hospira, Inc. (I)	70,215	3,875,868

Industrials 11.73%		49,812,548

Aerospace & Defense 0.56%

ITT Corp.	39,525	2,373,476

Electrical Equipment 2.39%

Cooper Industries PLC	50,125	3,253,113

Thomas & Betts Corp. (I)	116,240	6,912,793

Machinery 2.34%

Ingersoll-Rand PLC	103,205	4,985,834

Kennametal, Inc.	127,110	4,957,290

Professional Services 4.82%

Equifax, Inc.	135,275	5,255,434

FTI Consulting, Inc. (I)(L)	59,580	2,283,701

Manpower, Inc.	79,350	4,989,528

Robert Half International, Inc.	150,660	4,610,196

Towers Watson & Company, Class A	59,935	3,323,995

Trading Companies & Distributors 1.62%

WESCO International, Inc. (I)(L)	109,875	6,867,188

Information Technology 13.23%		56,221,882

Communications Equipment 0.49%

Harris Corp.	42,280	2,097,088

Computers & Peripherals 0.56%

Seagate Technology PLC (I)	81,370	1,171,728

Western Digital Corp. (I)	32,245	1,202,416

Electronic Equipment, Instruments & Components 4.64%

Aeroflex Holding Corp. (I)	126,510	2,303,747

Arrow Electronics, Inc. (I)	134,430	5,629,928

Avnet, Inc. (I)	173,730	5,922,456

Ingram Micro, Inc., Class A (I)	188,385	3,961,737

TE Connectivity, Ltd.	54,230	1,888,289

14	Disciplined Value Mid Cap Fund | Annual report	See notes to financial statements

	Shares	Value
Internet Software & Services 0.41%

Monster Worldwide, Inc. (I)(L)	110,515	$1,757,189

IT Services 2.60%

Alliance Data Systems Corp. (I)(L)	26,305	2,259,336

Amdocs, Ltd. (I)	56,100	1,618,485

Broadridge Financial Solutions, Inc.	63,695	1,445,240

CGI Group, Inc., Class A (I)	148,275	3,103,396

The Western Union Company	126,385	2,625,016

Office Electronics 0.58%

Xerox Corp.	230,475	2,454,559

Semiconductors & Semiconductor Equipment 1.82%

Analog Devices, Inc.	75,675	2,980,082

Micron Technology, Inc. (I)	193,655	2,219,286

STMicroelectronics NV (L)	205,345	2,550,385

Software 2.13%

CA, Inc.	151,970	3,674,635

Electronic Arts, Inc. (I)	274,290	5,356,884

Materials 6.80%		28,886,720

Chemicals 2.95%

Albemarle Corp.	86,135	5,148,289

Ashland, Inc.	31,570	1,823,483

Cytec Industries, Inc.	45,140	2,454,262

PPG Industries, Inc.	32,450	3,089,565

Containers & Packaging 1.49%

Ball Corp.	84,390	3,025,382

Crown Holdings, Inc. (I)	85,505	3,298,783

Metals & Mining 2.36%

Allegheny Technologies, Inc. (L)	25,820	1,748,530

Globe Specialty Metals, Inc.	177,760	4,045,818

Reliance Steel & Aluminum Company	73,600	4,252,608

Telecommunication Services 0.63%		2,682,302

Diversified Telecommunication Services 0.63%

CenturyLink, Inc. (L)	64,556	2,682,302

Utilities 4.76%		20,211,467

Electric Utilities 3.16%

American Electric Power Company, Inc.	24,390	857,065

Edison International	89,455	3,273,158

FirstEnergy Corp.	80,248	2,976,398

NV Energy, Inc.	205,760	3,063,766

Westar Energy, Inc. (L)	123,285	3,257,190

Multi-Utilities 1.60%

Alliant Energy Corp.	76,215	2,967,050

Ameren Corp.	80,920	2,271,424

PG&E Corp.	34,980	1,545,416

See notes to financial statements	Annual report | Disciplined Value Mid Cap Fund	15

	Yield (%)	Shares	Value
Securities Lending Collateral 5.34%			$22,668,402

(Cost $22,668,741)

John Hancock Collateral Investment Trust (W)	0.2867 (Y)	2,265,277	22,668,402

		Par value	Value
Short-Term Investments 4.68%			$19,893,000

(Cost $19,893,000)

Repurchase Agreement 4.68%			19,893,000
Repurchase Agreement with State Street Corp. dated 3-31-11 at 0.010% to be repurchased at $19,893,006 on 4-1-11, collateralized by $19,470,000
U.S. Treasury Notes, 3.125% due 4-30-17 (valued at $20,291,924,
including interest)		$19,893,000	19,893,000

Total investments (Cost $353,416,565)† 96.35%			$409,292,939

Other assets and liabilities, net 3.65%			$15,485,887

Total net assets 100.00%			$424,778,826

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 3-31-11.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 3-31-11.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $353,984,307. Net unrealized appreciation aggregated $55,308,632, of which $56,326,103 related to appreciated investment securities and $1,017,471 related to depreciated investment securities.

16	Disciplined Value Mid Cap Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 3-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $330,747,824) including
$22,055,051 of securities loaned (Note 2)	$386,624,537
Investments in affiliated issuers, at value (Cost $22,668,741) (Note 2)	22,668,402

Total investments, at value (Cost $353,416,565)	409,292,939
Cash	695
Receivable for fund shares sold	55,629,297
Dividends and interest receivable	260,654
Receivable for securities lending income	4,840
Receivable due from adviser	479
Other receivables and prepaid expenses	53,081

Total assets	465,241,985

Liabilities

Payable for investments purchased	17,208,358
Payable for fund shares repurchased	400,194
Payable upon return of securities loaned (Note 2)	22,673,409
Payable to affiliates
Accounting and legal services fees	5,312
Transfer agent fees	51,385
Trustees’ fees	317
Other liabilities and accrued expenses	124,184

Total liabilities	40,463,159

Net assets

Capital paid-in	$366,765,488
Accumulated distributions in excess of net investment income	(142)
Accumulated net realized gain on investments	2,137,106
Net unrealized appreciation (depreciation) on investments	55,876,374

Net assets	$424,778,826

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($170,702,297 ÷ 14,250,534 shares)	$11.98
Class I ($253,993,557 ÷ 20,598,680 shares)	$12.33
Class ADV ($82,972 ÷ 6,930 shares)	$11.97

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$12.61

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Disciplined Value Mid Cap Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of operations

For the period ended 3-31-11 and the year ended 8-31-10

These Statements of Operations summarize the Fund’s investment income earned and expenses incurred in operating the Fund. They also show net gains (losses) for the periods stated.

	Period	Year
	ended	ended
	3-31-11[1]	8-31-10
Investment income

Dividends	$1,863,231	$1,364,760
Securities lending	25,389	13,788
Interest	517	2,208
Less foreign taxes withheld	(6,042)	(4,942)

Total investment income	1,883,095	1,375,814

Expenses

Investment management fees (Note 4)	1,110,139	798,091
Distribution and service fees (Note 4)	162,773	104,829
Accounting and legal services fees (Note 4)	19,211	96,895
Transfer agent fees (Note 4)	139,109	199,070
Trustees’ fees (Note 4)	6,150	8,281
State registration fees (Note 4)	20,587	45,823
Printing and postage (Note 4)	11,372	26,582
Professional fees	53,875	50,045
Custodian fees	22,026	33,207
Registration and filing fees	56,983	20,296
Other	4,241	11,230

Total expenses	1,606,466	1,394,349
Less expense reductions (Note 4)	(65,034)	(294,676)

Net expenses	1,541,432	1,099,673

Net investment income	341,663	276,141

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	6,936,014	2,324,516
Investments in affiliated issuers	(4,534)	(134)
	6,931,480	2,324,382
Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	64,707,886	(8,884,681)
Investments in affiliated issuers	(246)	(93)
	64,707,640	(8,884,774)
Net realized and unrealized gain (loss)	71,639,120	(6,560,392)

Increase (decrease) in net assets
from operations	$71,980,783	($6,284,251)

1For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.

18	Disciplined Value Mid Cap Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year	Year
	ended	ended	ended
	3-31-11[1]	8-31-10	8-31-09
Increase (decrease) in net assets

From operations
Net investment income	$341,663	$276,141	$477,239
Net realized gain (loss)	6,931,480	2,324,382	(5,878,181)
Change in net unrealized
appreciation (depreciation)	64,707,640	(8,884,774)	(324,285)

Increase (decrease) in net assets resulting
from operations	71,980,783	(6,284,251)	(5,725,227)

Distributions to shareholders
From net investment income
Class A	(100,122)	(92,302)	(110,208)
Class I	(372,245)	(307,672)	(341,607)
Class ADV	(26)	—	—
From net realized gain
Class A	—	—	(496)
Class I	—	—	(1,154)

Total distributions	(472,393)	(399,974)	(453,465)

From Fund share transactions (Note 5)	190,782,100	122,565,661	528,327

Total increase (decrease)	262,290,490	115,881,436	(5,650,365)

Net assets

Beginning of period	162,488,336	46,606,900	52,257,265

End of period	$424,778,826	$162,488,336	$46,606,900

Undistributed/(Accumulated distributions in
excess of) net investment income	($142)	$108,182	$232,015

1 For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.

See notes to financial statements	Annual report | Disciplined Value Mid Cap Fund	19

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	3-31-11[1]	8-31-10[2]	8-31-09[3]	8-31-08[3]	8-31-07[3]	8-31-06

Per share operating performance

Net asset value, beginning of period	$8.66	$8.10	$9.08	$11.16	$12.81	$13.80
Net investment income (loss)[4]	0.01	0.01[5]	0.07	0.06	0.02	(0.01)
Net realized and unrealized gain (loss)
on investments	3.32	0.60	(0.98)[6]	(0.74)	2.39	0.87
Total from investment operations	3.33	0.61	(0.91)	(0.68)	2.41	0.86
Less distributions
From net investment income	(0.01)	(0.05)	(0.07)	(0.04)	—	—
From net realized gain	—	—	—[7]	(1.36)	(4.06)	(1.85)
Total distributions	(0.01)	(0.05)	(0.07)	(1.40)	(4.06)	(1.85)
Net asset value, end of period	$11.98	$8.66	$8.10	$9.08	$11.16	$12.81
Total return (%)[8,9]	38.47[10]	7.54	(9.79)[6]	(6.62)	21.02	6.59

Ratios and supplemental data

Net assets, end of period (in millions)	$171	$75	$14	$17	$13	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35[11]	1.56	1.93	1.73	1.73	1.70
Expenses net of fee waivers and credits	1.25[11]	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	0.10[11]	0.09	1.09	0.55	0.14	(0.04)
Portfolio turnover (%)	27	38	58	64	89	97

1 For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.
2 After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the Predecessor Fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
6 In 2009, the investment advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
7 Less than $0.01 per share.
8 Total returns would have been lower had certain expenses not been reduced during the periods shown.
9 Does not reflect the effect of sales charges, if any.
10 Not annualized.
11 Annualized.

20	Disciplined Value Mid Cap Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	3-31-11[1]	8-31-10[2]	8-31-09[3]	8-31-08[3]	8-31-07[3]	8-31-06

Per share operating performance

Net asset value, beginning of period	$8.92	$8.34	$9.35	$11.45	$13.05	$14.02
Net investment income[4]	0.03	0.04[5]	0.09	0.08	0.05	0.04
Net realized and unrealized gain (loss)
on investments	3.41	0.61	(1.01)[6]	(0.76)	2.44	0.86
Total from investment operations	3.44	0.65	(0.92)	(0.68)	2.49	0.90
Less distributions
From net investment income	(0.03)	(0.07)	(0.09)	(0.06)	(0.03)	(0.02)
From net realized gain	—	—	—[7]	(1.36)	(4.06)	(1.85)
Total distributions	(0.03)	(0.07)	(0.09)	(1.42)	(4.09)	(1.87)
Net asset value, end of period	$12.33	$8.92	$8.34	$9.35	$11.45	$13.05
Total return (%)	38.64[8]	7.76[9]	(9.50)[6,9]	(6.41)[9]	21.32[9]	6.82[9]

Ratios and supplemental data

Net assets, end of period (in millions)	$254	$87	$33	$35	$36	$28
Ratios (as a percentage of average net
assets):
Expenses before reductions	0.99[10]	1.28	1.69	1.48	1.48	1.38
Expenses net of fee waivers and credits	0.99[10]	1.00	1.00	1.00	1.00	1.00
Net investment income	0.37[10]	0.41	1.33	0.80	0.38	0.28
Portfolio turnover (%)	27	38	58	64	89	97

1 For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.
2 After the close of business on 7-9-10, holders of Institutional Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of the John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Institutional Class Shares of the Predecessor Fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class I.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
6 In 2009, the investment advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
7 Less than $0.01 per share.
8 Not annualized.
9 Total returns would have been lower had certain expenses not been reduced during the periods shown.
10 Annualized.

CLASS ADV SHARES Period ended	3-31-11[1]	8-31-10[2]

Per share operating performance

Net asset value, beginning of period	$8.65	$8.86
Net investment income[3]	0.01	—[4]
Net realized and unrealized gain (loss) on investments	3.32	(0.21)
Total from investment operations	3.33	(0.21)
Less distributions
From net investment income	(0.01)	—
Net asset value, end of period	$11.97	$8.65
Total return (%)[5]	38.50[6]	(2.37)[6]

Ratios and supplemental data

Net assets, end of period (in thousands)	$83	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	5.78[7]	1.42[7]
Expenses net of fee waivers and credits	1.25[7]	1.25[7]
Net investment income (loss)	0.15[7]	(0.37)[7]
Portfolio turnover (%)	27	38[8]

1 For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.
2 Period from 7-12-10 (inception date) to 8-31-10.
3 Based on the average daily shares outstanding.
4 Less than $0.005 per share.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.
8 Portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

See notes to financial statements	Annual report | Disciplined Value Mid Cap Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term growth of capital with current income as a secondary objective. During the period ended March 31, 2011, the Fund changed its fiscal year end from August 31 to March 31.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund (the Predecessor Fund) into the Fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for each class may differ.

As a result of the reorganization, the Fund is the legal survivor, however, the accounting and performance history of the Investor Class and Institutional Class shares of the Predecessor Fund have been redesignated as that of Class A and Class I shares of the Fund, respectively. At the close of business on July 9, 2010, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class I shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Disciplined Value Mid Cap Fund | Annual report

As of March 31, 2011, all investments of the Fund are categorized as Level 1 under the hierarchy described above, except for repurchase agreements, which are Level 2. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended March 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

Annual report | Disciplined Value Mid Cap Fund	23

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the period ended March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the period ended March 31, 2011, year ended August 31, 2010 and year ended August 31, 2009 was as follows:

	MARCH 31, 2011	AUGUST 31, 2010	AUGUST 31, 2009

Ordinary Income	$472,393	$399,974	$452,583
Long-Term Capital Gain	—	—	882

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $925,041 of undistributed ordinary income and $1,768,798 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

24	Disciplined Value Mid Cap Fund | Annual report

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.775% of the next $500,000,000; (c) 0.750% of the next $500,000,000; (d) 0.725% of the next $1,000,000,000; and (e) 0.700% of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with Robeco Investment Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended March 31, 2011 were equivalent to an annual effective rate of 0.80% of the Fund’s average daily net assets.

The Adviser has agreed to reimburse or limit certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest and litigation and indemnification expenses, shareholder services fees and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The reimbursements and limits are such that these expenses will not exceed 1.25%, 1.00% and 1.25% for Class A, Class I and Class ADV shares, respectively. The expense reimbursements and limits will continue in effect until December 31, 2011 for Class A shares and July 9, 2012 for Class I and Class ADV shares.

Accordingly, these expense reductions amounted to $64,099 and $935 for Class A and Class ADV shares, respectively, for the period ended March 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the period ended March 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Annual report | Disciplined Value Mid Cap Fund	25

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to 0.30% and 0.25% for Class A and Class ADV shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets. Currently, only 0.25% is charged to Class A shares for 12b-1 fees.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $136,087 for the period ended March 31, 2011. Of this amount, $21,822 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $111,865 was paid as sales commissions to broker-dealers and $2,400 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended March 31, 2011 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$162,722	$109,544	$3,440	$5,536
Class I	—	29,528	16,404	5,666
Class ADV	51	37	743	170
Total	$162,773	$139,109	$20,587	$11,372

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

26	Disciplined Value Mid Cap Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the period ended March 31, 2011, year ended August 31, 2010 and year ended August 31, 2009 were as follows:

	Period ended 3-31-11[1]		Year ended 8-31-10		Year ended 8-31-09
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares

Sold	7,005,591	$77,872,436	8,777,014	$83,785,587	741,258	$5,122,885
Distributions
reinvested	8,933	97,188	10,325	90,650	17,469	107,613
Repurchased	(1,470,217)	(15,870,855)	(1,798,769)	(16,412,636)	(935,943)	(5,791,669)

Net increase
(decrease)	5,544,307	$62,098,769	6,988,570	$67,463,601	(177,216)	($561,171)

Class I shares

Sold	11,421,411	$135,086,113	6,811,708	$64,123,319	794,979	$5,308,485
Distributions
reinvested	13,096	146,545	33,541	302,876	53,081	335,472
Repurchased	(601,401)	(6,597,427)	(1,000,633)	(9,349,135)	(675,830)	(4,554,459)

Net increase	10,833,106	$128,635,231	5,844,616	$55,077,060	172,230	$1,089,498

Class ADV shares

Sold	4,108	$48,100	2,822	$25,000	—	—

Net increase	4,108	$48,100	2,822	$25,000	—	—

Net increase
(decrease)	16,381,521	$190,782,100	12,836,008	$122,565,661	(4,986)	$528,327

1 For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.

Affiliates of the Fund owned 41% of shares of beneficial interest of Class ADV shares on March 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $200,925,102 and $62,454,332, respectively, for the period ended March 31, 2011.

Note 7 — Reorganization

At the close of business on July 9, 2010, the Fund acquired all the assets and liabilities of the Predecessor Fund in exchange for the Class A and Class I shares of the Fund. The Fund had no assets, liabilities or operations prior to the reorganization.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor Fund in exchange for a representative amount of shares of the Fund; (b) the liquidation of the Predecessor Fund; and (c) the distribution to the Predecessor Fund’s shareholders of the Fund’s shares. The reorganization was intended to allow the Fund to be better positioned to increase asset size and achieve additional economies of scale by achieving net prices on securities trades and spread fixed expenses over a larger asset base. As a result of the reorganization, the Fund is the legal survivor, however, the accounting and performance history of the Investor Class and Institutional Class of the Predecessor Fund have been redesignated as that of Class A and Class I of the Fund.

Annual report | Disciplined Value Mid Cap Fund	27

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor Fund or its shareholders. In addition, the expenses of the reorganization were borne by the Advisers of both the Predecessor Fund and the Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on July 9, 2010. The following outlines the reorganization:

	ACQUIRED NET	DEPRECIATION OF
	ASSET VALUE OF THE	ACQUIRED FUND’S	SHARES ISSUED	TOTAL NET ASSETS
ACQUIRED FUND	ACQUIRED FUND	INVESTMENTS	BY THE FUND	AFTER COMBINATION

Robeco Boston Partners	$154,240,210	($5,243,829)	17,142,708	$154,240,210
Mid Cap Value Fund

28	Disciplined Value Mid Cap Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock Disciplined Value Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Mid Cap Fund (the “Fund”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods ending August 31, 2010 and March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The statement of changes in net assets and the financial highlights of the Fund for periods ending on or before August 31, 2009 were audited by another independent registered public accounting firm, whose report dated October 27, 2009 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

Annual report | Disciplined Value Mid Cap Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

30	Disciplined Value Mid Cap Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2006	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Charles L. Ladner,[2] Born: 1938	2006	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Disciplined Value Mid Cap Fund	31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2006	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees3

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

32	Disciplined Value Mid Cap Fund | Annual report

Non-Independent Trustees3 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971	2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Annual report | Disciplined Value Mid Cap Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman
Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

34	Disciplined Value Mid Cap Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management
James F. Carlin	Services, LLC
William H. Cunningham
Deborah C. Jackson*	Subadviser
Charles L. Ladner, Vice Chairperson*	Robeco Investment Management, Inc.
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trusteee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Disciplined Value Mid Cap Fund	35

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund.	3630A 3/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	5/11

John Hancock
MUTUAL FUNDS

John Hancock
International Value Equity Fund

Annual Report
3.31.11

A look at performance

Total returns for the period ended March 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)

	1-year	5-year	10-year	1-year	5-year	10-year

Class A1	7.98	1.58	6.77	7.98	8.13	92.58

Class I1,2	13.67	2.62	7.32	13.67	13.82	102.76

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 2-11-13 for Class A shares and 2-11-12 for Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.60	1.18
Gross (%)	1.67	1.25

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

6	International Value Equity Fund | Annual report

Class I1,2

Began	3-31-01

NAV	$20,276

POP	$20,276

Index 1	$18,629

Index 2	$19,726

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 After the close of business on 2-11-11, holders of Class A shares of the former Optique International Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund. These shares were first offered on 2-14-11. Additionally, the accounting and performance history of the Class A shares of the Predecessor Fund was redesignated as that of John Hancock International Value Equity Fund Class A. Class I shares were first offered on 2-14-11. Performance prior to 2-14-11 is that of Class A shares recalculated to reflect the gross fees and expenses of Class I shares.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | International Value Equity Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management

John Hancock International Value Equity Fund (the Fund) is the successor fund to Optique International Value Fund (Optique). Optique’s fiscal year end was October 31 and the Fund’s fiscal year end is March 31. What follows is the managers’ commentary for the five-month period from October 31, 2010 through March 31, 2011.

International stocks performed well during the five-month reporting period ended March 31, 2011, as the global economic recovery continued to gain traction. The overall upward trend was marred only by brief sell-offs in November and March in response to renewed concern about European sovereign debt and a major earthquake in Japan, respectively. For the five months ended March 31, 2011, the Fund’s benchmark, the MSCI World ex-USA Index, returned 7.56%, while the foreign large-cap value fund group monitored by Morningstar, Inc. posted an average 6.42% gain.

During the five-month period, John Hancock International Value Equity Fund’s Class A shares returned 9.13% at net asset value, topping the benchmark and the peer average. Relative to the benchmark, the Fund’s performance was aided by stock selection in Japan, Spain, the U.K. and France. A combination of solid picks and an overweighting in the strong-performing Dutch stock market also helped. At the sector level, our picks in financials, industrials and materials added value. The Fund’s top individual contributor was Japanese specialty chemical holding Nitto Denko Corp., which benefited from robust demand for its polarizing film that is used on LCD displays for smartphones, tablet devices and televisions. We liquidated the position for valuation reasons. Also boosting our results were two energy holdings: Australian exploration and production firm Santos, Ltd. and Spain-based Repsol YPF SA, an integrated oil and natural gas company. Other notable contributors included Canada’s Bombardier, Inc., a manufacturer of jets and trains, and Techtronic Industries Company, Ltd., a Hong Kong maker of hand-held power tools. On the negative side, out-of-benchmark exposures to China and South Africa hurt. Among sectors, security selection in information technology and health care weighed on the Fund’s results, as did a small cash position. French discount retailer Carrefour SA was the Fund’s largest individual detractor. Also dampening performance were Finnish wireless handset maker Nokia OYJ, as well as three Asian holdings.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	International Value Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on November 1, 2010 with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 11-1-10	on 3-31-11	period ended 3-31-11[1]

Class A	$1,000.00	$1,091.30	$7.66

For the class noted below, the example assumes an account value of $1,000 on February 14, 2011 (inception date for Class I), with the same investment held until March 31, 2011.

	Account value	Ending value	Expenses paid during
	on 2-14-11	on 3-31-11	period ended 3-31-11[2]

Class I	$1,000.00	$1,012.20	$1.50

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Value Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on October 1, 2010, with the same investment held until March 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 10-1-10	on 3-31-11	period ended 3-31-11[3]

Class A	$1,000.00	$1,016.00	$8.90

Class I	1,000.00	1,019.00	5.94

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.77% for Class A shares, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class I shares, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	International Value Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (12.8% of Net Assets on 3-31-11)[1]

BHP Billiton, Ltd.	1.7%	The Toronto-Dominion Bank	1.2%

Santos, Ltd.	1.4%	Repsol YPF SA	1.2%

Encana Corp.	1.4%	DBS Group Holdings, Ltd.	1.1%

Total SA	1.3%	DnB NOR ASA	1.1%

Anglo American PLC	1.3%	BASF SE	1.1%

Sector Composition[2,3]

Financials	21%	Consumer Discretionary	6%

Industrials	13%	Telecommunication Services	6%

Materials	12%	Utilities	6%

Energy	10%	Information Technology	4%

Health Care	7%	Short-Term Securities & Other	8%

Consumer Staples	7%

1 Cash and cash equivalents not included in Top 10 Holdings or Top 5 Countries.

2 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 As a percentage of net assets on 3-31-11.

Annual report | International Value Equity Fund	11

Fund’s investments

As of 3-31-11

	Shares	Value
Common Stocks 90.94%		$2,773,297

(Cost $2,503,214)

Australia 6.68%		203,711

AGL Energy, Ltd.	1,450	21,447

Amcor, Ltd.	4,200	30,648

BHP Billiton, Ltd., SADR	540	51,775

National Australia Bank, Ltd.	925	24,742

Santos, Ltd.	2,650	42,420

Westpac Banking Corp.	1,300	32,679

Austria 2.54%		77,538

Mayr-Melnhof Karton AG (I)	180	21,027

OMV AG	700	31,623

Telekom Austria AG	1,700	24,888

Bermuda 0.93%		28,450

Hiscox, Ltd.	4,700	28,450

Canada 7.54%		229,887

Bombardier, Inc.	3,600	26,476

Encana Corp.	1,200	41,502

Husky Energy, Inc.	1,000	30,387

Magna International, Inc.	450	21,574

Royal Bank of Canada	400	24,751

Sun Life Financial, Inc.	770	24,201

The Toronto-Dominion Bank	420	37,170

Thompson Creek Metals Company, Inc. (I)	1,900	23,826

China 1.75%		53,394

China Petroleum & Chemical Corp.	32,000	32,212

Sinotrans, Ltd., Class H	87,000	21,182

Finland 0.80%		24,251

Nokia OYJ	2,850	24,251

France 9.53%		290,521

BNP Paribas	390	28,539

Carrefour SA	490	21,719

Cie de Saint-Gobain	435	26,634

GDF Suez	630	25,705

Nexans SA	280	26,790

Sanofi-Aventis SA	375	26,337

Societe BIC SA	210	18,660

12	International Value Equity Fund | Annual report	See notes to financial statements

	Shares	Value
France (continued)

Societe Generale	360	$23,408

Total SA	11,470	40,802

Vinci SA	420	26,239

Vivendi SA	900	25,688

Germany 7.66%		233,500

Allianz SE	180	25,256

BASF SE	380	32,947

Deutsche Bank AG	430	25,285

Deutsche Boerse AG	300	22,764

Deutsche Telekom AG	1,700	26,268

E.ON AG	780	23,833

Rhoen-Klinikum AG	1,000	21,691

Salzgitter AG	390	30,799

Siemens AG	180	24,657

Hong Kong 4.32%		131,769

Cheung Kong Infrastructure Holdings, Ltd.	6,000	28,405

China Mobile, Ltd.	2,500	23,096

Hang Lung Group, Ltd.	3,000	18,745

Swire Pacific, Ltd., Class A	1,000	14,688

Techtronic Industries Company, Ltd.	15,500	21,471

Yue Yuen Industrial Holdings, Ltd.	8,000	25,364

Israel 0.90%		27,594

Teva Pharmaceutical Industries, Ltd., SADR (I)	550	27,594

Japan 17.23%		525,481

Aisin Seiki Company, Ltd.	700	24,304

Asahi Glass Company, Ltd.	2,000	25,150

Astellas Pharma, Inc.	700	25,812

Canon, Inc.	500	21,760

East Japan Railway Company	300	16,485

Electric Power Development Company, Ltd.	800	24,641

Fujitsu, Ltd.	4,000	22,602

Honda Motor Company, Ltd.	600	22,460

JGC Corp.	1,000	23,246

Kyocera Corp.	300	30,404

Mitsubishi Corp.	1,000	27,759

Mitsubishi UFJ Financial Group	5,500	25,391

Nippon Telegraph & Telephone Corp.	500	22,431

Nomura Holdings, Inc.	4,800	25,102

Secom Company, Ltd.	500	23,095

Sony Corp.	700	22,201

Sumitomo Chemical Company, Ltd.	6,000	29,935

Takeda Pharmaceutical Company, Ltd.	400	18,658

Toyo Suisan Kaisha, Ltd.	1,000	21,712

Tsuruha Holdings, Inc.	600	27,230

Unihair Company, Ltd.	2,000	23,130

Yamada Denki Company, Ltd.	330	21,973

See notes to financial statements	Annual report | International Value Equity Fund	13

	Shares	Value
Mexico 0.81%		$24,669

Cemex SAB de CV (I)	27,578	24,669

Netherlands 5.41%		165,101

Aegon NV	3,680	27,571

Akzo Nobel NV	440	30,270

Heineken Holding NV	570	27,428

Koninklijke Philips Electronics NV, ADR	780	25,093

Royal Dutch Shell PLC, A Shares	870	31,619

TNT NV	900	23,120

Norway 1.11%		33,757

DnB NOR ASA	2,200	33,757

Singapore 1.93%		58,740

DBS Group Holdings, Ltd.	3,000	34,882

Fraser and Neave, Ltd.	5,000	23,858

South Africa 0.76%		23,267

Tiger Brands, Ltd.	900	23,267

South Korea 1.75%		53,458

LG Display Company, Ltd., ADR	1,800	28,314

POSCO, ADR	220	25,144

Spain 3.86%		117,767

Banco Santander SA	1,750	20,396

Fomento de Construcciones SA	950	31,490

Repsol YPF SA	1,060	36,374

Telefonica SA, SADR	1,170	29,507

Sweden 0.66%		20,244

Securitas AB, Series B	1,700	20,244

Switzerland 3.18%		96,830

Credit Suisse Group AG, SADR	540	22,993

Nestle SA	400	22,952

Novartis AG, ADR	515	27,990

Swiss Reinsurance Company, Ltd.	400	22,895

Taiwan 0.77%		23,557

Chunghwa Telecom Company, Ltd., ADR	756	23,557

United Kingdom 10.82%		329,811

Anglo American PLC	750	38,563

AstraZeneca PLC	565	25,976

Aviva PLC	3,700	25,696

Barclays PLC	6,500	29,159

Diageo PLC	1,400	26,645

GlaxoSmithKline PLC	1,550	29,577

HSBC Holdings PLC	2,850	29,307

National Grid PLC	2,750	26,268

Smith & Nephew PLC, SADR	400	22,564

Unilever PLC	810	24,703

United Utilities Group PLC	2,500	23,747

Vodafone Group PLC	9,750	27,606

14	International Value Equity Fund | Annual report	See notes to financial statements

		Shares	Value
Preferred Securities 1.79%			$54,588

(Cost $50,523)

Brazil 1.79%			54,588

Petroleo Brasileiro SA		1,630	28,464

Vale SA (I)		900	26,124

	Yield (%)*	Shares	Value
Short-Term Investments 4.33%			$132,172

(Cost $132,172)

Money Market Funds 4.33%			132,172

SSGA Money Market Fund	0.010	131,672	131,672

SSGA U.S. Government Money Market Fund	0.000	500	500

Total investments (Cost $2,685,909)† 97.06%			$2,960,057

Other assets and liabilities, net 2.94%			$89,557

Total net assets 100.00%			$3,049,614

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

* Yield represents the annualized yield at the date of purchase.

† At 3-31-11, the aggregate cost of investment securities for federal income tax purposes was $2,853,340. Net unrealized appreciation aggregated $106,717, of which $183,212 related to appreciated investment securities and $76,495 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of net assets on 3-31-11:

Financials	21%
Industrials	13%
Materials	12%
Energy	10%
Health Care	7%
Consumer Staples	7%
Consumer Discretionary	6%
Telecommunication Services	6%
Utilities	6%
Information Technology	4%
Short-Term Securities & Other	8%

See notes to financial statements	Annual report | International Value Equity Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 3-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $2,685,909)	$2,960,057
Cash	207,622
Foreign currency, at value (Cost $2,232)	2,226
Receivable for fund shares sold	3,800
Dividends receivable	23,090
Receivable due from adviser	2,851
Other receivables and prepaid expenses	141

Total assets	3,199,787

Liabilities

Payable for investments purchased	75,986
Payable to affiliates
Accounting and legal services fees	45
Transfer agent fees	3,434
Trustees’ fees	138
Other liabilities and accrued expenses	70,570

Total liabilities	150,173

Net assets

Capital paid-in	$2,872,680
Accumulated undistributed net investment income	2,511
Accumulated net realized loss on investments and foreign
currency transactions	(101,229)
Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies	275,652

Net assets	$3,049,614

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($2,944,019 ÷ 323,967 shares)	$9.09
Class I ($105,595 ÷ 11,614 shares)	$9.09

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$9.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	International Value Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of operations

For the period ended 3-31-11 and year ended 10-31-10

These Statements of Operations summarize the Fund’s investment income earned and expenses incurred in operating the Fund. They also show net gains (losses) for the periods stated.

	Period	Year
	ended	ended
	3-31-11[1]	10-31-10
Investment income

Dividends	$31,257	$219,902
Less foreign taxes withheld	(2,269)	(19,997)

Total investment income	28,988	199,905

Expenses

Investment management fees (Note 4)	11,625	82,341
Distribution and service fees (Note 4)	3,171	75,492
Accounting and legal services fees (Note 4)	38,153	135,000
Transfer agent fees (Note 4)	19,996	54,108
Trustees’ fees (Note 4)	18,298	42,516
Printing and postage (Note 4)	8,823	23,219
Professional fees	67,348	84,808
Custodian fees	3,953	49,551
Registration and filing fees (Note 4)	21,388	27,869
Other	12,643	38,820

Total expenses	205,398	613,724
Less expense reductions (Note 4)	(182,712)	(444,463)

Net expenses	22,686	169,261

Net investment income	6,302	30,644

Realized and unrealized gain (loss)

Net realized gain on
Investments	209,892	4,830,728
Foreign currency transactions	309	50,902

	210,201	4,881,630
Change in net unrealized appreciation (depreciation) of
Investments	53,259	(2,715,748)
Translation of assets and liabilities in
foreign currencies	466	(2,388)

	53,725	(2,718,136)

Net realized and unrealized gain	263,926	2,163,494

Increase in net assets from operations	$270,228	$2,194,138

1For the five-month period ended 3-31-11. The Fund changed its fiscal year end from October 31 to March 31.

See notes to financial statements	Annual report | International Value Equity Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year	Year
	ended	ended	ended
	3-31-11[1]	10-31-10	10-31-09

Increase (decrease) in net assets
From operations
Net investment income	$6,302	$30,644	$196,542
Net realized gain (loss)	210,201	4,881,630	(2,891,000)
Change in net unrealized appreciation (depreciation)	53,725	(2,718,136)	8,220,096

Increase in net assets resulting from operations	270,228	2,194,138	5,525,638

Distributions to shareholders
From net investment income
Class A	(102,551)	(168,896)	(1,658,679)
From net realized gain
Class A	(766,235)	—	—

Total distributions	(868,786)	(168,896)	(1,658,679)

From Fund share transactions (Note 5)	371,078	(28,639,625)	2,029,679

Total increase (decrease)	(227,480)	(26,614,383)	5,896,638

Net assets

Beginning of period	3,277,094	29,891,477	23,994,839

End of period	$3,049,614	$3,277,094	$29,891,477

Accumulated undistributed net investment income	2,511	$95,016	$55,800

1 For the five-month period ended 3-31-11. The Fund changed its fiscal year end from October 31 to March 31.

18	International Value Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	3-31-11[1,2]	10-31-10[3]	10-31-09[3]	10-31-08[3]	10-31-07[3]	10-31-06[3]

Per share operating performance

Net asset value, beginning of period	$11.26	$9.90	$7.97	$18.21	$16.62	$14.12
Net investment income	0.02[4]	0.03[4]	0.07[4]	0.28[4]	0.26	0.28
Net realized and unrealized gain (loss)
on investments	0.79	1.39[5]	2.54[5]	(7.82)[5]	3.06[5]	3.04[5]
Total from investment operations	0.81	1.42	2.61	(7.54)	3.32	3.32
Less distributions
From net investment income	(0.28)	(0.06)	(0.68)	(0.25)	(0.26)	(0.23)
From net realized gain	(2.70)	—	—	(2.45)	(1.47)	(0.59)
Total distributions	(2.98)	(0.06)	(0.68)	(2.70)	(1.73)	(0.82)
Net asset value, end of period	$9.09	$11.26	$9.90	$7.97	$18.21	$16.62
Total return (%)	9.13[6,7]	14.46[6]	35.61[6]	(48.17)	21.61	24.57

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$3	$30	$24	$111	$99
Ratios (as a percentage of average net
assets):
Expenses before reductions	16.05[8]	6.71	2.68	1.56	1.38	1.40
Expenses net of fee waivers and credits	1.77[8]	1.85	1.85	1.56	1.38	1.40
Net investment income	0.48[8]	0.33	0.88	2.09	1.58	1.79
Portfolio turnover (%)	12[9]	80	123	13	21	21

1 For the five-month period ended 3-31-11. The Fund changed its fiscal year end from October 31 to March 31.
2 After the close of business on 2-11-11, holders of Class A shares of the former Optique International Value Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund. These shares were first offered on 2-14-11. Additionally, the accounting and performance history of the Class A shares of the Predecessor Fund was redesignated as that of John Hancock International Value Equity Fund Class A.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 Includes redemption fees retained by the Fund. Such redemption fees represent less than $0.01 per share.
6 Total returns would have been lower had certain expenses not been reduced during the periods shown.
7 Not annualized.
8 Annualized.
9 Portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

See notes to financial statements	Annual report | International Value Equity Fund	19

CLASS I SHARES Period ended	3-31-11[1]

Per share operating performance

Net asset value, beginning of period	$8.98
Net investment income	0.02[2]
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.11
Net asset value, end of period	$9.09
Total return (%)	1.22[3,4]

Ratios and supplemental data

Net assets, end of period (in thousands)	$106
Ratios (as a percentage of average net assets):
Expenses before reductions	12.90[5]
Expenses net of fee waivers and credits	1.18[5]
Net investment income	1.89[5]
Portfolio turnover (%)	12[6]

1 Period from 2-14-11 (inception date) to 3-31-11.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Annualized.
6 Portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

20	International Value Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock International Value Equity Fund (the Fund) is a diversified series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek maximum long-term capital appreciation. During the period ended March 31, 2011, the Fund changed its fiscal year end from October 31 to March 31.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, transfer agent fees, printing and postage and state registration fees for each class may differ.

The Fund is the accounting and performance successor of the Optique International Value Fund (the Predecessor Fund). At the close of business on February 11, 2011, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan on reorganization, in exchange for Class A shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | International Value Equity Fund	21

The following is a summary of the values by input classification of the Fund’s investments as of March 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 3-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$203,711	$51,775	$151,936	—
Austria	77,538	—	77,538	—
Bermuda	28,450	—	28,450	—
Canada	229,887	229,887	—	—
China	53,394	—	53,394	—
Finland	24,251	—	24,251	—
France	290,521	—	290,521	—
Germany	233,500	—	233,500	—
Hong Kong	131,769	—	131,769	—
Israel	27,594	27,594	—	—
Japan	525,481	—	525,481	—
Mexico	24,669	24,669	—	—
Netherlands	165,101	25,093	140,008	—
Norway	33,757	—	33,757	—
Singapore	58,740	—	58,740	—
South Africa	23,267	—	23,267	—
South Korea	53,458	53,458	—	—
Spain	117,767	29,507	88,260	—
Sweden	20,244	—	20,244	—
Switzerland	96,830	50,983	45,847	—
Taiwan	23,557	23,557	—	—
United Kingdom	329,811	22,564	307,247	—

Preferred Securities
Brazil	54,588	54,588	—	—

Short-Term Investments
Money Market Funds	132,172	132,172	—	—

Total investments
in Securities	$2,960,057	$725,847	$2,234,210	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. As a result of the reorganization (see Note 7) and the Fund’s valuation techniques as described above, certain securities were transferred from Level 1 to Level 2 during the period ended March 31, 2011.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market

22	International Value Equity Fund | Annual report

events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after ex-date. In these cases dividend income is recorded when the Fund becomes aware of the dividends.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. For the period from February 14, 2011 to March 30, 2011, the Fund had a similar arrangement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the period from February 14, 2011 to March 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Annual report | International Value Equity Fund	23

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the period ended March 31, 2011 and the years ended October 31, 2010 and October 31, 2009 was as follows:

	MARCH 31, 2011	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$868,786	$168,896	$1,658,679

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of March 31, 2011, the components of distributable earnings on a tax basis included $68,713 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management Fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $100,000,000 of the Fund’s average daily net assets; (b) 0.875% of the next $900,000,000; (c) 0.850% of the next $1,000,000,000; (d) 0.825% of the next $1,000,000,000; (e) 0.800% of the next $1,000,000,000 and (f) 0.775% of the Fund’s average daily net assets in excess of $4,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC), an indirect owned subsidiary of MFC and an affiliate of the Adviser. In addition, John Hancock Asset Management a division of Manulife Asset Management (US) LLC acquired the Predecessor Fund’s investment adviser, Optique Capital Management, Inc. The Fund is not responsible for payment of the subadvisory fees. Prior to February 11, 2011, the Fund paid a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.90%.

24	International Value Equity Fund | Annual report

The investment management fees incurred for the five-month period ended March 31, 2011 were equivalent to an annual effective rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.60% and 1.18% for Class A and Class I shares, respectively. This agreement excludes taxes, brokerage commissions, interest, litigation, underlying fund expenses, short dividend and extraordinary expenses for two years from the inception date of the Fund. Prior to February 11, 2011, under the Predecessor Fund’s investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceeded 1.85% of the average daily net assets of the Fund, the Adviser would reimburse the Fund for the amount of such excess.

Accordingly, the expense reductions or reimbursements related to the investment advisory agreements were $181,197 and $1,515 for Class A and Class I shares, respectively, for the five-month period ended March 31, 2011.

For the year ended October 31, 2010, the Predecessor Fund had expenses reduced by $444,463 under the agreement described above.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. Prior to February 11, 2011, the administrator accrued fees equal to an annual minimum of $135,000, which amounted to $38,096 for the period November 1, 2010 to February 11, 2011. The accounting and legal services fees incurred for the period from February 12, 2011 to March 31, 2011 amounted to $57.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEES

Class A	0.30%

However, the Board of Trustees has agreed to limit the distribution and service fees to 0.25% of average daily net assets for Class A shares for the first year after the closing date of February 11, 2011. Prior to February 11, 2011, the Fund paid up to an annual rate of 0.25% of the average daily net assets of the Fund.

Sales charges. Effective February 14, 2011, Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,587 for the five-month period ended March 31, 2011. Of this amount, $246 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,341 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a

Annual report | International Value Equity Fund	25

component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services receives in connection with the service it provides to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to February 11, 2011, the transfer agent agreement was not with an affiliate of the Fund and/or Adviser.

From February 11, 2011 to March 31, 2011, the transfer agent fees accrued for Signature Services amounted to $708.

Redemption fees. Prior to February 11, 2011, the Predecessor Fund imposed a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 and redeemed by shareholders within 30 days of their purchase date. The redemption fee was intended to limit short-term trading of the Predecessor Fund. Proceeds of the fees were credited to the assets of the Predecessor Fund. The redemption fees retained by the Predecessor Fund were $1,240 and $1,235 for the years ended October 31, 2010 and October 31, 2009, respectively.

Class level expenses. Class level expenses for the five-month period ended March 31, 2011 were:

	DISTRIBUTION	TRANSFER	PRINTING AND	STATE REGISTRATION
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE	FEES

Class A	$3,171	$19,990	$8,819	$16,694[1]
Class I	—	6	4	—
Total	$3,171	$19,996	$8,823	$16,694

1 Class A state registration fees are included in $21,388 Registration and filing fees located on the Statement of Operations for the period ended March 31, 2011.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Prior to February 11, 2011, the Predecessor Fund paid each Trustee who was not an officer of the Predecessor Fund an annual fee of $7,500, a fee of $2,500 for each meeting of the Board of Trustees attended, and a fee of $500 for each meeting of the audit committee attended. Additionally, the Predecessor Fund paid the chairman of the audit committee an annual fee of $2,500. For the period from November 1, 2010 to February 11, 2011, the compensation to Trustees amounted to $18,141.

26	International Value Equity Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the five-month period ended March 31, 2011 and the years ended October 31, 2010 and October 31, 2009 were as follows:

	Period ended 3-31-11[1]		Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares

Sold	22,417	$207,807	188,187	$1,922,601	3,389,456	$29,226,038
Distributions
reinvested	98,300	857,982	16,346	166,899	189,115	1,405,127
Repurchased	(87,737)	(799,098)	(2,933,725)	(30,729,125)	(3,568,562)	(28,601,486)

Net increase
(decrease)	32,980	$266,691	(2,729,192)	($28,639,625)	10,009	$2,029,679

Class I shares[2]

Sold	11,614	$104,387	—	—	—	—

Net increase	11,614	$104,387	—	—	—	—

Net increase	44,594	$371,078	(2,729,192)	($28,639,625)	10,009	$2,029,679

1 For the five-month period ended 3-31-11. The Fund changed its fiscal year end from October 31 to March 31.
2 Period from 2-14-11 (inception date) to 3-31-11.

Affiliates of the Fund owned 96% of shares of beneficial interest of Class I on March 31, 2011.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $352,359 and $1,002,481, respectively, for the five-month period ended March 31, 2011.

Note 7 — Reorganization

At the close of business on February 11, 2011, the Fund acquired all the assets and liabilities of the Predecessor Fund in exchange for the Class A shares of the Fund. The Fund had no assets, liabilities or operations prior to the reorganization.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor Fund in exchange for a representative amount of shares of the Fund; (b) the liquidation of the Predecessor Fund; and (c) the distribution to the Predecessor Fund’s shareholders of the Fund’s shares. The reorganization was intended to allow the Fund to be better positioned to increase asset size and achieve additional economies of scale by achieving net prices on securities trades and spread fixed expenses over a larger asset base. As a result of the reorganization, the Fund is the legal survivor, however, the accounting and performance history of the Capital Stock of the Predecessor Fund have been redesignated as that of Class A shares of the Fund.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor Fund or its shareholders. Thus, the investments were transferred to the Fund at the Predecessor Fund’s identified cost. All distributable amounts of net income and realized gains from the Predecessor Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Advisers of both the Predecessor Fund and the Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on February 11, 2011. The following outlines the reorganization:

	ACQUIRED NET ASSET	APPRECIATION OF
	VALUE OF THE	PREDECESSOR FUND’S	SHARES ISSUED	TOTAL NET ASSETS
PREDECESSOR FUND	PREDECESSOR FUND	INVESTMENTS	BY THE FUND	AFTER COMBINATION

Optique International	$2,914,429	$288,668	324,714	$2,914,429
Value Fund

Annual report | International Value Equity Fund	27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock International Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Value Equity Fund (formerly Optique International Value Fund) (the “Fund”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2010 through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

The statement of operations of the Fund for the year ending October 31, 2010, the statements of changes in net assets for the years ending October 31, 2010 and October 31, 2009, and the financial highlights for the years ending October 31, 2006 through October 31, 2010 were audited by another independent registered public accounting firm, whose report dated December 21, 2010 expressed an unqualified opinion on those financial statements and included an explanatory paragraph relating to the Fund’s ability to continue as a going concern, which was further discussed in Note 12 to those financial statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2011

28	International Value Equity Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended March 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended March 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions for calendar year 2011.

Annual report | International Value Equity Fund	29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2006	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Charles L. Ladner,[2] Born: 1938	2006	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

30	International Value Equity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2006	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees3

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | International Value Equity Fund	31

Non-Independent Trustees3 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2006

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971	2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

32	International Value Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2006

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman
Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | International Value Equity Fund	33

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Investment Management
James F. Carlin	Services, LLC
William H. Cunningham
Deborah C. Jackson*	Subadviser
Charles L. Ladner, Vice Chairperson*	John Hancock Asset Management
Stanley Martin*	(formerly MFC Global Investment
Hugh McHaffie†	Management (U.S.), LLC)
Dr. John A. Moore
Patti McGill Peterson*	Principal distributor
Gregory A. Russo	John Hancock Funds, LLC
John G. Vrysen†
Custodian
Officers	State Street Bank and Trust Company
Keith F. Hartstein
President and Chief Executive Officer	Transfer agent
John Hancock Signature Services, Inc.
Andrew G. Arnott
Senior Vice President and Chief Operating Officer	Legal counsel
K&L Gates LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer	Independent registered
public accounting firm
Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

34	International Value Equity Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock International Value Equity Fund.	3660A 3/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	5/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, March 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Stanley Martin who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PWC”) for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $264,780 for the fiscal period ended March 31, 2011 (broken out as follows: John Hancock Leveraged Companies Fund - $30,387, John Hancock Rainier Growth Fund - $32,144, John Hancock Disciplined Value Fund - $28,874, John Hancock Small Cap Opportunities Fund - $29,208, John Hancock Core High Yield Fund -$39,791, John Hancock Small Company Fund - $34,396, John Hancock Disciplined Value Mid Cap Fund - $27,210 and John Hancock International Value Equity Fund - $42,770)(John Hancock Disciplined Value Mid Cap Fund changed its fiscal year end from August 31 to March 31 and John Hancock International Value Equity was adopted during the period ended March 31, 2011) and $181,363 for the fiscal period ended March 31, 2010 (broken out as follows: John Hancock Leveraged Companies Fund - $29,876, John Hancock Rainier Growth Fund - $35,013, John Hancock Disciplined Value Fund - $28,403, John Hancock Small Cap Opportunities Fund -$28,733, John Hancock Core High Yield Fund - $29,105 and John Hancock Small Company Fund - $30,233).

(b) Audit-Related Services

Audit-related fees for assurance and related services by PWC amounted to $2,429 for the fiscal period ended March 31, 2011 (broken out as follows: John Hancock Leveraged Companies Fund - $347, John Hancock Rainier Growth Fund - $347, John Hancock Disciplined Value Fund - $347, John Hancock Small Cap Opportunities Fund - $347, John Hancock Core High Yield Fund -$347, John Hancock Small Company Fund - $347, John Hancock Disciplined Value Mid Cap Fund - $0 and John Hancock International Value Equity Fund - $347) and $7,104 for the fiscal period ended March 31, 2010 (broken out as follows: John Hancock Leveraged Companies Fund - $1,184, John Hancock Rainier Growth Fund - $1,184, John Hancock Disciplined Value Fund -$1,184, John Hancock Small Cap Opportunities Fund - $1,184, John Hancock Core High Yield Fund - $1,184 and John Hancock Small Company Fund - $1,184) billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was service provider internal controls review.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PWC for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $19,944 for the fiscal period ended March 31, 2011 (broken out as follows: John Hancock Leveraged Companies Fund - $1,053, John Hancock Rainier Growth Fund - $1,737, John Hancock Disciplined Value Fund - $2,200, John Hancock

Small Cap Opportunities Fund - $2,395, John Hancock Core High Yield Fund - $3,976, John Hancock Small Company Fund - $2,395, John Hancock Disciplined Value Mid Cap Fund - $2,473 and John Hancock International Value Equity Fund - $3,715) and $14,355 for the fiscal period ended March 31, 2010 (broken out as follows: John Hancock Leveraged Companies Fund -$1,022, John Hancock Rainier Growth Fund - $1,687, John Hancock Disciplined Value Fund -$2,136, John Hancock Small Cap Opportunities Fund - $2,325, John Hancock Core High Yield Fund - $3,860 and John Hancock Small Company Fund - $3,325). The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) amounted to $133 for the fiscal period ended March 31, 2011 (broken out as follows: John Hancock Leveraged Companies Fund - $19, John Hancock Rainier Growth Fund - $19, John Hancock Disciplined Value Fund - $19, John Hancock Small Cap Opportunities Fund - $19, John Hancock Core High Yield Fund - $19, John Hancock Small Company Fund - $19, John Hancock Disciplined Value Mid Cap Fund - $0 and John Hancock International Value Equity Fund - $19) and $330 for the fiscal period ended March 31, 2010 (broken out as follows: John Hancock Leveraged Companies Fund - $55, John Hancock Rainier Growth Fund - $55, John Hancock Disciplined Value Fund - $55, John Hancock Small Cap Opportunities Fund - $55, John Hancock Core High Yield Fund - $55 and John Hancock Small Company Fund - $55) billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to PWC for the Reporting Period, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by PWC for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal period ended March 31, 2011 were $1,985,439 and for the fiscal period ended March 31, 2010 were $5,416,301.

(h) The registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered by PWC to the investment adviser and any control affiliate that provides services that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant's principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) See attached Code of Ethics.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By: /s/ Keith F. Hartstein
      ------------------------------
      Keith F. Hartstein
      President and
      Chief Executive Officer

Date: May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
     -------------------------------
     Keith F. Hartstein
     President and
     Chief Executive Officer

Date: May 20, 2011

By: /s/ Charles A. Rizzo
     --------------------------------
     Charles A. Rizzo
     Chief Financial Officer

Date: May 20, 2011